UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:            811-23306

Collaborative Investment Series Trust

500 Damonte Ranch, Parkway Building 700, Unit 700 Reno, Nevada 89521

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219

Registrant’s telephone number, including area code: (440) 922-0066

Date of fiscal year end: September 30

Date of reporting period: September 30, 2025

Item 1. Reports to Stockholders.

Goose Hollow Tactical Allocation ETF

GHTA︳Cboe BZX Exchange, Inc.

Annual Shareholder Report — September 30, 2025

Fund Overview

This annual shareholder report contains important information about Goose Hollow Tactical Allocation ETF (the "Fund") for the period of October 1, 2024  to September 30, 2025. You can find additional information about the Fund at https://www.gham.co. You can also request this information by contacting us at 1-866-898-6447. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund's costs for the last year?

(based on a hypothetical $10,000 investment)

Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Goose Hollow Tactical Allocation ETF	$146	1.41%

How did the Fund perform last year?

The Fund delivered its performance driven by several key themes. The Fund's emerging market exposure contributed positively, with Latin American positions like Argentina, Colombia and Brazil generating returns. Technology holdings also contributed led by Software and Technology ETFs. Currency positions were also profitable. However, renewable energy holdings created headwinds, with TAN and ENPH falling. Options strategies were mixed - hedges for a gold decline via derivatives provided gains while some rate hedges detracted. The Fund's primary benchmark, Bloomberg World Large & Mid Cap Index was up 17.64% for the fiscal year ended September 30, 2025, and the Fund underperformed its benchmark during the year. The Fund's tactical approach to emerging markets, particularly in reflationary environments, combined with selective technology exposure, drove performance despite challenging conditions in some of the other themes.

Fund performance based on $10,000 initial investment

	Fund @ NAV	Bloomberg World Large & Mid Cap Index	60% MSCI World Index and 40% Bloomberg U.S. Aggregate Bond Index
Nov 21	$10,000	$10,000	$10,000
Dec 21	$9,922	$9,951	$10,034
Mar 22	$10,174	$9,393	$9,497
Jun 22	$9,005	$7,956	$8,396
Sep 22	$9,070	$7,431	$7,935
Dec 22	$10,134	$8,136	$8,469
Mar 23	$10,533	$8,726	$8,969
Jun 23	$10,531	$9,268	$9,314
Sep 23	$10,345	$8,963	$9,007
Dec 23	$11,537	$9,945	$9,877
Mar 24	$11,463	$10,754	$10,372
Jun 24	$11,538	$11,077	$10,550
Sep 24	$12,421	$11,835	$11,178
Dec 24	$12,083	$11,730	$11,040
Mar 25	$12,481	$11,585	$11,054
Jun 25	$13,113	$12,912	$11,872
Sep 25	$13,313	$13,923	$12,490

Average Annual Total Returns

	1 Year	Since Fund Inception (11/16/2021)
Goose Hollow Tactical Allocation ETF	7.18%	7.67%
Bloomberg World Large & Mid Cap Index	17.64%	8.93%
60% MSCI World Index and 40% Bloomberg U.S. Aggregate Bond Index	11.74%	5.91%

Past performance is not a good predictor of future performance.  The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Statistics

Net Assets	$44,214,973
Number of Portfolio Holdings	36
Net Investment Advisory Fees	$315,156
Portfolio Turnover Rate	377%

What did the Fund invest in?

(as of 9/30/2025)

Portfolio Composition

Investments	Percentage of Total Investments (%)
Common Stocks	36.9
Exchange-Traded Funds	61.0
Purchased Options Contracts	0.0
Warrants	2.1
Total	100.0

Material Fund Changes

This is a summary of certain changes to the Fund since September 30, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by January 28, 2026, or upon request by contacting us at 1-866-898-6447.

Effective February 1, 2025, the Fund's expense limitation changed from 0.99% to 1.85% of the Fund's average daily net assets.

Goose Hollow Tactical Allocation ETF

Additional information about the Fund including its prospectus, financial information, holdings, federal tax information, and proxy voting information, is available on the Fund’s website at https://www.gham.co, or upon request, by calling 1-866-898-6447.

Annual Shareholder Report — September 30, 2025

GHTA-09/25-AR

Goose Hollow Multi-Strategy Income ETF

GHMS︳Cboe BZX Exchange, Inc.

Annual Shareholder Report — September 30, 2025

Fund Overview

This annual shareholder report contains important information about Goose Hollow Multi-Strategy Income ETF (the "Fund") for the period of October 1, 2024  to September 30, 2025. You can find additional information about the Fund at https://www.gham.co. You can also request this information by contacting us at 1-866-898-6447. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund's costs for the last year?

(based on a hypothetical $10,000 investment)

Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Goose Hollow Multi-Strategy Income ETF	$102	1.00%

How did the Fund perform last year?

The Fund delivered its income-focused performance despite challenging fixed-income conditions. The Fund's largest contributor was emerging market debt, reflecting the view of an emerging market credit recovery in 2025. Inflation linked and international bonds provided duration and currency diversification. However, interest rate volatility hedges were detractors. The mortgage REIT sector showed mixed results. Derivative strategies on rates provided modest hedging benefits. The Fund's primary benchmark, Bloomberg U.S. Aggregate Bond Index was up 2.88% for the fiscal year ended September 30, 2025, and the Fund outperformed its benchmark during the year. The Fund' emphasis on emerging market debt, closed-end fund opportunities, and diversified fixed-income exposure successfully navigated the complex rate environment while maintaining yield characteristics throughout the period.

Fund performance based on $10,000 initial investment

	Fund @ NAV	Bloomberg U.S. Aggregate Bond Index
Nov 23	$10,000	$10,000
Dec 23	$10,353	$10,511
Mar 24	$10,370	$10,429
Jun 24	$10,419	$10,436
Sep 24	$10,917	$10,978
Dec 24	$10,605	$10,642
Mar 25	$10,868	$10,938
Jun 25	$11,154	$11,070
Sep 25	$11,328	$11,295

Average Annual Total Returns

	1 Year	Since Fund Inception (11/14/2023)
Goose Hollow Multi-Strategy Income ETF	3.77%	6.86%
Bloomberg U.S. Aggregate Bond Index	2.88%	6.69%

Past performance is not a good predictor of future performance.  The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Statistics

Net Assets	$16,602,632
Number of Portfolio Holdings	28
Net Investment Advisory Fees	$-
Portfolio Turnover Rate	122%

What did the Fund invest in?

(as of 9/30/2025)

Portfolio Composition

Investments	Percentage of Total Investments (%)
Closed-End Funds	21.0
Common Stocks	9.2
Exchange-Traded Funds	58.3
Preferred Stocks	11.5
Total	100.0

Material Fund Changes

This is a summary of certain changes to the Fund since September 30, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by January 28, 2026, at https://ghms.gham.co/, or upon request by contacting us at 1-866-898-6447.

Effective July 24, 2025, the Fund updated its principal investment strategies to include investments of preferred stock and closed-end funds.

The Board has determined to liquidate the Goose Hollow Multi-Strategy Income ETF with the liquidation payment to shareholders expected to take place on or about November 28, 2025, following recommendation by the Fund's adviser.

Goose Hollow Multi-Strategy Income ETF

Additional information about the Fund including its prospectus, financial information, holdings, federal tax information, and proxy voting information, is available on the Fund’s website at https://ghms.gham.co, or upon request, by calling 1-866-898-6447.

Annual Shareholder Report — September 30, 2025

GHMS-09/25-AR

Mindful Conservative ETF

MFUL︳Cboe BZX Exchange, Inc.

Annual Shareholder Report — September 30, 2025

Fund Overview

This annual shareholder report contains important information about Mindful Conservative ETF (the "Fund") for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://www.mohrfunds.com/mful-mindful-conservative-etf. You can also request this information by contacting us at 1-866-464-6608.

What were the Fund's costs for the last year?

(based on a hypothetical $10,000 investment)

Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Mindful Conservative ETF	$134	1.31%

How did the Fund perform last year?

The Fund returned 3.92%, for the fiscal year ended September 30, 2025, underperforming its benchmark, the Dow Jones U.S. Moderately Conservative Portfolio Index, which returned 7.97% for the year. Last year’s volatile markets saw equities and bonds move in tandem as investors reacted to inflation, shifting Federal Reserve policy, and recession fears—challenging many conservative strategies. Amid this turbulence, the Fund upheld its disciplined, risk-aware approach, balancing income generation with capital preservation. The Fund's tactical flexibility kept the portfolio aligned with its mission: steady, mindful market participation without chasing short-term trends. The Fund demonstrated the value of diversification, adaptability, and maintaining a measured path through uncertainty. The Fund outpaced the targeted benchmark. Top Contributors: Vanguard Mega Cap Growth ETF, iShares Convertible Bond  ETF, and SPDR Bloomberg Convertible Securities ETF. Bottom Performers: VanEck Morningstar Wide Moat ETF, First TR Morningstar Dividend ETF, and Vanguard Intermediate Term Corporate Bond ETF.

Fund performance based on $10,000 initial investment

	Fund @ NAV	Bloomberg U.S. Aggregate Bond Index	Dow Jones U.S. Moderately Conservative Portfolio Index
Nov 21	$10,000	$10,000	$10,000
Dec 21	$9,847	$9,997	$10,007
Mar 22	$9,242	$9,403	$9,510
Jun 22	$8,585	$8,962	$8,695
Sep 22	$8,564	$8,536	$8,350
Dec 22	$8,618	$8,696	$8,690
Mar 23	$8,654	$8,954	$9,018
Jun 23	$8,733	$8,878	$9,195
Sep 23	$8,522	$8,591	$8,866
Dec 23	$8,820	$9,177	$9,593
Mar 24	$9,008	$9,106	$9,882
Jun 24	$9,032	$9,112	$9,888
Sep 24	$9,329	$9,585	$10,434
Dec 24	$9,285	$9,292	$10,354
Mar 25	$9,355	$9,550	$10,399
Jun 25	$9,471	$9,665	$10,855
Sep 25	$9,695	$9,861	$11,265

Average Annual Total Returns

	1 Year	Since Fund Inception (11/2/2021)
Mindful Conservative ETF	3.92%	-0.79%
Bloomberg U.S. Aggregate Bond Index	2.88%	-0.36%
Dow Jones U.S. Moderately Conservative Portfolio Index	7.97%	3.09%

Past performance is not a good predictor of future performance.  The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Statistics

Net Assets	$29,312,034
Number of Portfolio Holdings	17
Net Investment Advisory Fees	$265,472
Portfolio Turnover Rate	336%

What did the Fund invest in?

(as of 9/30/2025)

Portfolio Composition

Investments	Percentage of Total Investments (%)
Exchange-Traded Funds	100.0
Total	100.0

Material Fund Changes

There were no material fund changes during the reporting period.

Mindful Conservative ETF

Additional information about the Fund including its prospectus, financial information, holdings, federal tax information, and proxy voting information, is available on the Fund’s website at https://www.mohrfunds.com/mful-mindful-conservative-etf, or upon request, by calling 1-866-464-6608.

Annual Shareholder Report — September 30, 2025

MFUL-09/25-AR

Adaptive Core ETF

RULE︳Cboe BZX Exchange, Inc.

Annual Shareholder Report — September 30, 2025

Fund Overview

This annual shareholder report contains important information about Adaptive Core ETF (the "Fund") for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://www.mohrfunds.com/rule-adaptive-core-etf. You can also request this information by contacting us at 1-866-464-6608.

What were the Fund's costs for the last year?

(based on a hypothetical $10,000 investment)

Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Adaptive Core ETF	$185	1.81%

How did the Fund perform last year?

The Fund returned 4.25%, for the fiscal year ended September 30, 2025, underperforming its benchmark, the S&P 500 Index, which returned 17.60% for the year.

With markets grappling with alternating waves of optimism and caution, the Fund's rules-based methodology provided clarity through the more volatile periods of the year. By systematically applying its process, the Fund was able to emphasize areas of strength while limiting exposure to segments showing weakness. The balanced value/growth basket of securities performed in line with similar risk profiles, yet underperformed relative to the broad market. Investors faced a year of shifting narratives around inflation, interest rates, and earnings, but the Fund stayed true to its philosophy of delivering transparent, disciplined exposure. Top Contributors: MICRON TECHNOLOGY INC, CONSTELLATION ENERGY CORP and NVIDIA CORP. Bottom Performers: MONOLITHIC POWER SYSTEMS INC, LULULEMON ATHLETICA INC and ATLASSIAN CORP.

Fund performance based on $10,000 initial investment

	Fund @ NAV	S&P 500® Index
Nov 21	$10,000	$10,000
Dec 21	$10,116	$10,319
Mar 22	$9,104	$9,845
Jun 22	$8,122	$8,259
Sep 22	$7,772	$7,856
Dec 22	$7,820	$8,450
Mar 23	$7,777	$9,084
Jun 23	$7,971	$9,878
Sep 23	$7,510	$9,554
Dec 23	$8,319	$10,672
Mar 24	$8,976	$11,798
Jun 24	$8,855	$12,303
Sep 24	$8,934	$13,028
Dec 24	$8,958	$13,341
Mar 25	$8,418	$12,772
Jun 25	$9,215	$14,169
Sep 25	$9,314	$15,320

Average Annual Total Returns

	1 Year	Since Fund Inception (11/2/2021)
Adaptive Core ETF	4.25%	-1.80%
S&P 500® Index	17.60%	11.53%

Past performance is not a good predictor of future performance.  The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Statistics

Net Assets	$11,983,084
Number of Portfolio Holdings	35
Net Investment Advisory Fees	$128,220
Portfolio Turnover Rate	348%

What did the Fund invest in?

(as of 9/30/2025)

Portfolio Composition

Investments	Percentage of Total Investments (%)
Common Stocks	81.0
Exchange-Traded Funds	19.0
Total	100.0

Material Fund Changes

There were no material fund changes during the reporting period.

Adaptive Core ETF

Additional information about the Fund including its prospectus, financial information, holdings, federal tax information, and proxy voting information, is available on the Fund’s website at https://www.mohrfunds.com/rule-adaptive-core-etf, or upon request, by calling 1-866-464-6608.

Annual Shareholder Report — September 30, 2025

RULE-09/25-AR

Mohr Sector Nav ETF

SNAV︳Cboe BZX Exchange, Inc.

Annual Shareholder Report — September 30, 2025

Fund Overview

This annual shareholder report contains important information about Mohr Sector Nav ETF (the "Fund") for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://www.mohrfunds.com/snav-mohr-sector-nav-etf. You can also request this information by contacting us at 1-866-464-6608.

What were the Fund's costs for the last year?

(based on a hypothetical $10,000 investment)

Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Mohr Sector Nav ETF	$158	1.49%

How did the Fund perform last year?

The Fund returned 12.73%, for the year ended September 30, 2025, underperforming its benchmark, the Morningstar US Large-Mid Cap Index, which returned 18.10% for the year.

Last year, the Fund delivered strong results amid sector rotation, macro uncertainty, and shifting market leadership. As U.S. equities swung between growth and value, the Fund’s tactical sector allocation enabled it to capture momentum in leading areas while trimming weaker exposures. Many static sector funds lagged in a volatile environment shaped by rate changes, inflation surprises, and fluctuating sentiment. The Fund’s flexibility and active navigation drove outperformance and managed drawdowns, validating its disciplined, selective approach. In a year of wide sector dispersion, the Fund proved the value of dynamic positioning. The Fund outpaced the targeted benchmark. Top Contributors: TECHNOLOGY SELECT SECTOR SPDR FUND and VANGUARD INDUSTRIALS INDEX FUND. Bottom Performers: VANGUARD ENERGY INDEX FUND and VANGUARD CONSUMER STAPLES INDEX FUND.

Fund performance based on $10,000 initial investment

	Fund @ NAV	Morningstar U.S. Large-Mid Cap Index
Jan 23	$10,000	$10,000
Mar 23	$10,064	$10,533
Jun 23	$10,850	$11,449
Sep 23	$10,343	$11,096
Dec 23	$11,352	$12,421
Mar 24	$12,138	$13,735
Jun 24	$12,256	$14,281
Sep 24	$12,794	$15,123
Dec 24	$12,615	$15,535
Mar 25	$12,418	$14,830
Jun 25	$13,453	$16,522
Sep 25	$14,423	$17,861

Average Annual Total Returns

	1 Year	Since Fund Inception (1/10/2023)
Mohr Sector Nav ETF	12.73%	14.41%
Morningstar U.S. Large-Mid Cap Index	18.10%	23.76%

Past performance is not a good predictor of future performance.  The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Statistics

Net Assets	$25,080,820
Number of Portfolio Holdings	7
Net Investment Advisory Fees	$188,681
Portfolio Turnover Rate	342%

What did the Fund invest in?

(as of 9/30/2025)

Portfolio Composition

Investments	Percentage of Total Investments (%)
Exchange-Traded Funds	100.0
Total	100.0

Material Fund Changes

There were no material fund changes during the reporting period.

Mohr Sector Nav ETF

Additional information about the Fund including its prospectus, financial information, holdings, federal tax information, and proxy voting information, is available on the Fund’s website at https://www.mohrfunds.com/snav-mohr-sector-nav-etf, or upon request, by calling 1-866-464-6608.

Annual Shareholder Report — September 30, 2025

SNAV-09/25-AR

Mohr Company Nav ETF

CNAV︳Cboe BZX Exchange, Inc.

Annual Shareholder Report — September 30, 2025

Fund Overview

This annual shareholder report contains important information about Mohr Company Nav ETF (the "Fund") for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://www.mohrfunds.com/cnav-mohr-company-nav-etf.You can also request this information by contacting us at 1-866-464-6608. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund's costs for the last year?

(based on a hypothetical $10,000 investment)

Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Mohr Company Nav ETF	$145	1.31%

How did the Fund perform last year?

The Fund returned 21.03%, for the year ended September 30, 2025, outperforming its benchmark, the Morningstar US Large-Mid Cap Index, which returned 19.19% for the year. The Fund maintained a focus on growth throughout the year. The environment was particularly challenging, with interest-rate volatility and shifting earnings expectations, driving sharp rotations throughout the year. Against that backdrop, the Fund provided investors with a growth strategy that dynamically shifted. Whereas the Fund underperformed in the first quarter of 2025, the Fund delivered strong performance throughout the remainder of the year and outperformed the benchmarks. The consistent and disciplined approach allowed the Fund to stay aligned with its objective of delivering a growth driven solution, even amid heightened volatility. Top Contributors: APPLOVIN CORP, WESTERN DIGITAL CORP, CLOUDFLARE INC, UBIQUITI INC, and TAPESTRY INC. Bottom Performers: LULULEMON, ATHLETICA INC, MARVELL TECHNOLOGY INC, BUILDERS FIRSTSOURCE INC, and DECKERS OUTDOOR CORP.

Fund performance based on $10,000 initial investment

	Fund @ NAV	S&P 500® Index	Morningstar U.S. Large-Mid Cap Index
Oct 24	$10,000	$10,000	$10,000
Dec 24	$10,660	$10,337	$10,367
Mar 25	$9,149	$9,895	$9,897
Jun 25	$10,993	$10,978	$11,025
Sep 25	$12,188	$11,870	$11,919

Average Annual Total Returns

1 Year
Mohr Company Nav ETF	21.03%
S&P 500® Index	18.70%
Morningstar U.S. Large-Mid Cap Index	19.19%

Past performance is not a good predictor of future performance.  The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Statistics

Net Assets	$35,703,258
Number of Portfolio Holdings	40
Net Investment Advisory Fees	$275,409
Portfolio Turnover Rate	317%

What did the Fund invest in?

(a of 9/30/2025)

Portfolio Composition

Investments	Percentage of Total Investments (%)
Common Stocks	100.0
Total	100.0

Material Fund Changes

This is a summary of certain changes to the Fund since October 1, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by January 28, 2026 at  https://www.mohrfunds.com/cnav-mohr-company-nav-etf or upon request by contacting us at 1-866-898-6447.

Effective October 28, 2025, a Creation Unit in the Fund is 10,000 shares.

Mohr Company Nav ETF

Additional information about the Fund including its prospectus, financial information, holdings, federal tax information, and proxy voting information, is available on the Fund’s website at https://www.mohrfunds.com/cnav-mohr-company-nav-etf, or upon request, by calling 1-866-464-6608.

Annual Shareholder Report — September 30, 2025

CNAV-09/25-AR

Rareview Dynamic Fixed Income ETF

RDFI︳Cboe BZX Exchange, Inc.

Annual Shareholder Report — September 30, 2025

Fund Overview

This annual shareholder report contains important information about Rareview Dynamic Fixed Income ETF (the "Fund") for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://rareviewcapital.com/dynamic-fixed-income-etf/. You can also request this information by contacting us at 1-888-783-8637.

What were the Fund's costs for the last year?

(based on a hypothetical $10,000 investment)

Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Rareview Dynamic Fixed Income ETF	$154	1.50%

How did the Fund perform last year?

The Fund returned 5.24%, for the fiscal year ended September 30, 2025, outperforming its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned 2.88% for the year.

- A shift from a tightening to easing cycle by the Federal Reserve contributed to performance.

- Overweight exposure to emerging market debt and securitized debt contributed to relative performance

- Security selection within each asset class contributed to positive relative performance.

Fund performance based on $10,000 initial investment

	Fund @ NAV	Bloomberg U.S. Aggregate Bond Index	50% ICE BofA 5-10Y & US Corp & 50% Markit iBoxx Liq HY Index
Oct 20	$10,000	$10,000	$10,000
Dec 20	$10,869	$10,094	$10,321
Mar 21	$11,636	$9,753	$10,157
Jun 21	$12,281	$9,932	$10,426
Sep 21	$12,235	$9,937	$10,460
Dec 21	$12,241	$9,938	$10,477
Mar 22	$11,082	$9,348	$9,868
Jun 22	$10,390	$8,909	$9,078
Sep 22	$9,776	$8,486	$8,821
Dec 22	$10,146	$8,645	$9,182
Mar 23	$10,369	$8,901	$9,517
Jun 23	$10,483	$8,826	$9,557
Sep 23	$10,029	$8,541	$9,456
Dec 23	$11,028	$9,123	$10,178
Mar 24	$11,577	$9,052	$10,238
Jun 24	$11,743	$9,058	$10,323
Sep 24	$12,970	$9,529	$10,906
Dec 24	$12,480	$9,237	$10,770
Mar 25	$12,754	$9,494	$10,980
Jun 25	$13,116	$9,608	$11,321
Sep 25	$13,650	$9,803	$11,603

Average Annual Total Returns

	1 Year	Since Fund Inception (10/20/2020)
Rareview Dynamic Fixed Income ETF	5.24%	6.49%
Bloomberg U.S. Aggregate Bond Index	2.88%	-0.40%
50% ICE BofA 5-10Y & US Corp & 50% Markit iBoxx Liq HY Index	6.39%	3.05%

Past performance is not a good predictor of future performance.  The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Statistics

Net Assets	$58,566,415
Number of Portfolio Holdings	40
Net Investment Advisory Fees	$523,136
Portfolio Turnover Rate	153%

What did the Fund invest in?

(as of 9/30/2025)

Portfolio Composition

Investments	Percentage of Total Investments (%)
Closed-End Funds	80.2
Exchange-Traded Funds	19.1
Purchased Options Contracts	0.7
Total	100.0

Material Fund Changes

There were no material fund changes during the reporting period.

Rareview Dynamic Fixed Income ETF

Additional information about the Fund including its prospectus, financial information, holdings, federal tax information, and proxy voting information, is available on the Fund’s website at https://rareviewcapital.com/dynamic-fixed-income-etf/,or upon request, by calling 1-888-783-8637.

Annual Shareholder Report — September 30, 2025

RDFI-09/25-AR

Rareview Tax Advantaged Income ETF

RTAI︳Cboe BZX Exchange, Inc.

Annual Shareholder Report — September 30, 2025

Fund Overview

This annual shareholder report contains important information about Rareview Tax Advantaged Income ETF (the "Fund") for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://rareviewcapital.com/tax-advantaged-income-etf/. You can also request this information by contacting us at 1-888-783-8637.

What were the Fund's costs for the last year?

(based on a hypothetical $10,000 investment)

Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Rareview Tax Advantaged Income ETF	$125	1.25%

How did the Fund perform last year?

The Fund returned -0.12%, for the fiscal year ended September 30, 2025, underperforming its benchmark, the Bloomberg Municipal Bond Index, which returned 1.39% for the year.

• The excessive forward pricing of future Federal Reserve interest rate cuts by the US fixed income market caused negative principal returns for the Fund, as the Federal Reserve did not deliver on those cuts.

•The rebound in US municipal bond markets was very slow, relative to other parts of US fixed income market, following the trade-related market disruptions in the spring.

Fund performance based on $10,000 initial investment

	Fund @ NAV	Bloomberg Municipal Bond Index
Oct 20	$10,000	$10,000
Dec 20	$10,501	$10,220
Mar 21	$10,966	$10,184
Jun 21	$11,512	$10,329
Sep 21	$11,449	$10,301
Dec 21	$11,636	$10,375
Mar 22	$9,988	$9,729
Jun 22	$9,453	$9,443
Sep 22	$8,488	$9,117
Dec 22	$8,999	$9,491
Mar 23	$9,230	$9,754
Jun 23	$9,052	$9,744
Sep 23	$8,078	$9,360
Dec 23	$9,397	$10,098
Mar 24	$9,654	$10,059
Jun 24	$9,932	$10,057
Sep 24	$10,598	$10,330
Dec 24	$10,071	$10,205
Mar 25	$10,180	$10,182
Jun 25	$9,999	$10,169
Sep 25	$10,585	$10,474

Average Annual Total Returns

	1 Year	Since Fund Inception (10/20/2020)
Rareview Tax Advantaged Income ETF	-0.12%	1.16%
Bloomberg Municipal Bond Index	1.39%	0.94%

Past performance is not a good predictor of future performance.  The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Statistics

Net Assets	$18,083,949
Number of Portfolio Holdings	11
Net Investment Advisory Fees	$18,274
Portfolio Turnover Rate	51%

What did the Fund invest in?

(as of 9/30/2025)

Portfolio Composition

Investments	Percentage of Total Investments (%)
Closed-End Funds	99.9
Purchased Options Contracts	0.1
Total	100.0

Material Fund Changes

There were no material fund changes during the reporting period.

Rareview Tax Advantaged Income ETF

Additional information about the Fund including its prospectus, financial information, holdings, federal tax information, and proxy voting information, is available on the Fund’s website at https://rareviewcapital.com/tax-advantaged-income-etf/, or upon request, by calling 1-888-783-8637.

Annual Shareholder Report — September 30, 2025

RTAI-09/25-AR

Rareview Systematic Equity ETF

RSEE︳Cboe BZX Exchange, Inc.

Annual Shareholder Report — September 30, 2025

Fund Overview

This annual shareholder report contains important information about Rareview Systematic Equity ETF (the "Fund") for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://rareviewcapital.com/systematic-equity-etf/. You can also request this information by contacting us at 1-888-783-8637. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund's costs for the last year?

(based on a hypothetical $10,000 investment)

Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Rareview Systematic Equity ETF	$285	2.66%

How did the Fund perform last year?

The Fund returned 13.99%, for the fiscal year ended September 30, 2025, underperforming its benchmark, the MSCI All Country World Index ("MSCI ACWI Index"), which returned 17.80% for the year.

• The Fund used long-term and short-term behavior models to take long and short positions. The Fund seeks to add value by owning regional markets when expected returns are positive and taking defensive positions when expected returns are negative.

• The Fund outperformed U.S. Small Cap. The Fund underperformed U.S. Large Cap, U.S. Large Cap Growth, MSCI EAFE, and MSCI Emerging Market Equities.

• The underperformance is the result of international equity outperformance and the benchmark composition of the MSCI ACWI Index. The MSCI ACWl Index top geographical exposure is ~65% U.S. and holds a small allocation to U.S. Small Cap.

Fund performance based on $10,000 initial investment

	Fund @ NAV	MSCI All Country World Index
Jan 22	$10,000	$10,000
Mar 22	$10,058	$9,853
Jun 22	$9,525	$8,323
Sep 22	$9,815	$7,765
Dec 22	$9,718	$8,532
Mar 23	$10,199	$9,167
Jun 23	$10,856	$9,749
Sep 23	$10,130	$9,427
Dec 23	$10,742	$10,478
Mar 24	$11,424	$11,349
Jun 24	$12,095	$11,691
Sep 24	$13,018	$12,476
Dec 24	$12,739	$12,365
Mar 25	$12,325	$12,214
Jun 25	$13,563	$13,642
Sep 25	$14,839	$14,698

Average Annual Total Returns

	1 Year	Since Fund Inception (1/20/2022)
Rareview Systematic Equity ETF	13.99%	11.28%
MSCI All Country World Index	17.80%	10.99%

Past performance is not a good predictor of future performance.  The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Statistics

Net Assets	$57,757,667
Number of Portfolio Holdings	6
Net Investment Advisory Fees	$476,183
Portfolio Turnover Rate	126%

What did the Fund invest in?

(as of 9/30/2025)

Portfolio Composition

Investments	Percentage of Total Investments (%)
Exchange-Traded Funds	100.0
Total	100.0

Material Fund Changes

This is a summary of changes to the Fund since September 30, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by January 28, 2026 at https://rareviewcapital.com/systematic-equity-etf/, or upon request by contacting us at 1-888-783-8637.

At a special shareholder meeting held on March 14, 2025, a new sub-advisory agreement between the Fund's adviser, Rareview Capital LLC, and sub-adviser, GST Management, LLC dba RegimePilot was approved.

Rareview Systematic Equity ETF

Additional information about the Fund including its prospectus, financial information, holdings, federal tax information, and proxy voting information, is available on the Fund’s website at https://rareviewcapital.com/systematic-equity-etf/, or upon request, by calling 1-888-783-8637.

Annual Shareholder Report — September 30, 2025

RSEE-09/25-AR

Rareview Total Return Bond ETF

RTRE︳Cboe BZX Exchange, Inc.

Annual Shareholder Report — September 30, 2025

Fund Overview

This annual shareholder report contains important information about Rareview Total Return Bond ETF (the "Fund") for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at https://rareviewcapital.com/total-return-bond-etf/. You can also request this information by contacting us at 1-888-783-8637.

What were the Fund's costs for the last year?

(based on a hypothetical $10,000 investment)

Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Rareview Total Return Bond ETF	$65	0.64%

How did the Fund perform last year?

 The Fund returned 2.18% for the fiscal year ended September 30, 2025, underperforming its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned 2.88% for the year.

• In general, the Fund’s underperformance was modest. The underperformance began to close at the end of the year, and was led by the following factors:

• Relatively higher exposure to high convexity parts of the government-backed market, which underperformed relative to the index’s holdings.

• Relative exposure to higher yielding corporate and non-US government instruments, where the index holds none.

Fund performance based on $10,000 initial investment

	Fund @ NAV	Bloomberg U.S. Aggregate Bond Index
May 24	$10,000	$10,000
Jun 24	$9,986	$10,095
Sep 24	$10,523	$10,619
Dec 24	$10,175	$10,294
Mar 25	$10,393	$10,580
Jun 25	$10,517	$10,708
Sep 25	$10,753	$10,925

Average Annual Total Returns

	1 Year	Since Fund Inception (5/31/2024)
Rareview Total Return Bond ETF	2.18%	5.59%
Bloomberg U.S. Aggregate Bond Index	2.88%	6.86%

Past performance is not a good predictor of future performance.  The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Statistics

Net Assets	$39,891,307
Number of Portfolio Holdings	145
Net Investment Advisory Fees	$11,391
Portfolio Turnover Rate	132%

What did the Fund invest in?

(as of 9/30/2025)

Portfolio Composition

Investments	Percentage of Total Investments (%)
Asset-Backed Securities	1.4
Collateralized Mortgage Obligations	7.1
Collateralized Mortgage-Backed Securities	6.3
Corporate Bonds	21.8
Exchange-Traded Funds	12.4
Municipal Bonds	0.8
Preferred Stocks	0.4
Treasury Bill	2.1
Treasury Notes	13.2
U.S. Government Agency Mortgages	33.3
Yankee Dollars	1.2
Total	100.0

Material Fund Changes

There were no material fund changes during the reporting period.

Rareview Total Return Bond ETF

Additional information about the Fund including its prospectus, financial information, holdings, federal tax information, and proxy voting information, is available on the Fund’s website at https://rareviewcapital.com/total-return-bond-etf/, or upon request, by calling 1-888-783-8637.

Annual Shareholder Report — September 30, 2025

RTRE-09/25-AR

The SPAC and New Issue ETF

SPCX︳The Nasdaq Stock Market LLC

Annual Shareholder Report — September 30, 2025

Fund Overview

This annual shareholder report contains important information about The SPAC and New Issue ETF (the "Fund") for the period of October 1, 2024 to September 30, 2025. You can find additional information about the Fund at http://www.spcxetf.com. You can also request this information by contacting us at 1-866-904-0406. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund's costs for the last year?

(based on a hypothetical $10,000 investment)

Fund name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
The SPAC and New Issue ETF	$240	2.32%

How did the Fund perform last year?

The Fund's average annual total return was 6.87% for the year ended September 30, 2025, this outperformed the IQ Merger Arbitrage Index (6.25%) and underperformed the S&P 500 Index (17.60%). The Fund benefited from a resurgence in interest around SPACs that began early in 2025. Many of the SPAC investments were related to some of the top performing market themes, including crypto treasury companies, AI, and SPACs tied to President Trump’s inner circle. Many of these SPACs ran up well over their NAV floors and corrected somewhat in June and July, leading to the Fund's outperformance compared to IQ Merger Arbitrage Index.

Fund performance based on $10,000 initial investment

	Fund @ NAV	S&P 500® Index	IQ Merger Arbitrage Index
Dec 20	$10,000	$10,000	$10,000
Dec 20	$10,322	$10,172	$10,058
Mar 21	$11,419	$10,800	$9,958
Jun 21	$11,669	$11,723	$10,131
Sep 21	$11,488	$11,791	$9,988
Dec 21	$11,363	$13,092	$9,786
Mar 22	$11,272	$12,490	$9,719
Jun 22	$11,073	$10,479	$9,408
Sep 22	$10,630	$9,967	$9,504
Dec 22	$9,987	$10,721	$9,614
Mar 23	$9,650	$11,524	$9,584
Jun 23	$9,641	$12,532	$9,435
Sep 23	$9,514	$12,122	$9,542
Dec 23	$9,601	$13,539	$9,561
Mar 24	$9,713	$14,968	$9,559
Jun 24	$9,796	$15,609	$9,521
Sep 24	$9,787	$16,528	$9,896
Dec 24	$9,831	$16,926	$9,860
Mar 25	$9,989	$16,203	$10,085
Jun 25	$10,608	$17,976	$10,342
Sep 25	$10,459	$19,437	$10,514

Average Annual Total Returns

	1 Year	Since Fund Inception (12/15/2020)
The SPAC and New Issue ETF	6.87%	0.94%
S&P 500® Index	17.60%	14.88%
IQ Merger Arbitrage Index	6.25%	1.05%

Past performance is not a good predictor of future performance.  The table and graph presented above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

Fund Statistics

Net Assets	$8,775,527
Number of Portfolio Holdings	38
Net Investment Advisory Fees	$7,528
Portfolio Turnover Rate	328%

What did the Fund invest in?

(as of 9/30/2025)

Portfolio Composition

Investments	Percentage of Total Investments (%)
Common Stocks	95.4
Exchange-Traded Funds	4.6
Private Investments	0.0
Rights	-
Warrants	0.0
Total	100.0

Material Fund Changes

This is a summary of certain changes to the Fund since September 30, 2024. For more complete information, you may review the Fund's next prospectus, which we expect to be available by January 28, 2026, at http://www.spcxetf.com, or upon request by contacting us at 1-866-904-0406.

Effective June 9, 2025, Tuttle Capital Management, LLC, the Fund's adviser, entered into an expense limitation agreement to ensure the Fund's net annual fund operating expenses would not exceed 0.95% at least through January 31, 2026.

The SPAC and New Issue ETF

Additional information about the Fund including its prospectus, financial information, holdings, federal tax information, and proxy voting information, is available on the Fund’s website at http://www.spcxetf.com, or upon request, by calling 1-866-904-0406.

Annual Shareholder Report — September 30, 2025

SPCX-09/25-AR

(b) Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”). During the period covered by this report, there were no amendments, nor did the Registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics. The Code of Ethics is attached hereto as Exhibit 19(a)(1) of this Form.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Fred Stoleru is an “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. Fees for audit services provided to the Registrant was $160,500, and $143,250 for the fiscal years ended September 30, 2025, and 2024, respectively.

(b)	Audit-Related Fees. The aggregate fees billed in the fiscal year for audit-related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item was $0, and $0 for the fiscal years ended September 30, 2025 and 2024, respectively.

(c) Tax Fees. Fees for tax services, which consisted of income and excise tax compliance services, was $41,000, and $33,000 for the fiscal years ended September 30, 2025 and 2024, respectively.

(d) All Other Fees. Fees for other services totaled $0, and $0, for the fiscal years ended September 30, 2025 and 2024, respectively.

(e) (1) The Registrant’s Audit Committee has adopted Pre-Approval Policies and Procedures. The Audit Committee must pre-approve all audit services and non-audit services that the principal accountant provides to the Registrant. The Audit Committee must also pre-approve any engagement of the principal accountant to provide non-audit services to the Registrant’s investment adviser, or any affiliate of the adviser that provides ongoing services to the Registrant, if such non-audit services directly impact the Registrant’s operations and financial reporting.

(2) No services described in items (b) were pre-approved by the Audit Committee pursuant to Rule 2 01(c)(7)(i)(c) of Regulation S-X.

(f) All of the work in connection with the audit of the Registrant during the year ended September 30, 2025 and 2024, was performed by full-time employees of the Registrant’s principal accountant.

(g) The aggregate fees billed by the principal accountant for non-audit services to the Registrant, the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 for the year ended September 30, 2025 and 2024, respectively.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal auditor’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) The Schedule of Investments in Securities of unaffiliated issuers is included as part of the Financial Statements filed under Item 7(a) of this Form.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

Annual Financial Statements and Other Information

Goose Hollow Tactical Allocation ETF (GHTA)

Goose Hollow Multi-Strategy Income ETF (GHMS)

September 30, 2025

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 3

Portfolio of InvestmentsSeptember 30, 2025

Goose Hollow Tactical Allocation ETF

Shares		Fair Value ($)
Common Stocks — 29.5%
Communication Services — 2.7%
3,638	Charter Communications, Inc., Class A(a)	1,000,832
34,596	Turkcell Iletisim Hizmetleri AS, ADR	208,268
		1,209,100
Consumer Discretionary — 1.8%
6,198	Lennar Corp., Class A	781,196
Consumer Staples — 6.2%
15,691	Archer-Daniels-Midland Co.	937,380
6,918	Bunge Global SA	562,088
49,195	Davide Campari Milano NV, ADR	309,437
6,084	Diageo PLC, ADR	580,596
1,968	Estee Lauder Cos., Inc. (The)	173,420
1,929	Nestle SA, ADR	177,024
		2,739,945
Energy — 6.2%
10,178	Antero Resources Corp.(a)	341,574
20,098	Comstock Resources, Inc.(a)	398,543
10,000	Energy Transfer LP	171,600
8,142	EQT Corp.	443,169
35,625	Expro Group Holdings NV(a)	423,225
15,267	Schlumberger NV	524,727
6,107	Weatherford International PLC	417,902
		2,720,740
Financials — 10.8%
50,892	Adyen NV, ADR(a)	813,763
255,759	AGNC Investment Corp.	2,503,882
121,199	Akbank TAS, ADR	379,352
118,469	Itau Unibanco Holding SA, ADR	869,562
57,661	Turkiye Garanti Bankasi AS, ADR	201,814
		4,768,373
Information Technology — 1.0%
13,098	Enphase Energy, Inc.(a)	463,538
Materials — 0.8%
2,865	International Flavors & Fragrances, Inc.	176,312
5,200	Mosaic Co. (The)	180,336
		356,648
Total Common Stocks (Cost $12,889,726)		13,039,540

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 4

Portfolio of Investments (continued)September 30, 2025

Goose Hollow Tactical Allocation ETF

Shares		Fair Value ($)
Exchange-Traded Funds — 48.7%
101,785	BondBloxx Bloomberg Six Month Target Duration US Treasury ETF	5,131,999
10,000	Global X MSCI Argentina ETF	697,600
230,218	Goose Hollow Multi-Strategy Income ETF(b)	6,118,066
8,069	Health Care Select Sector SPDR Fund ETF	1,122,963
11,532	Invesco Solar ETF	503,141
34,258	iShares MSCI Brazil ETF	1,061,998
57,323	iShares Treasury Floating Rate Bond ETF	2,899,971
55,982	Tradr 1X Short Innovation Daily ETF	1,606,123
61,071	U.S. Natural Gas Fund, LP(a)	798,198
6,071	VanEck Oil Services ETF	1,577,914
Total Exchange-Traded Funds (Cost $21,297,767)		21,517,973

Warrants — 1.6%
21,960	Occidental Petroleum Corp., 08/03/2027(a)	559,980
60,635	Valaris, Ltd., 04/29/2028(a)	169,772
Total Warrants (Cost $827,842)		729,752

Purchased Options Contracts — 0.0%(c)(d)
Total Purchased Options Contracts (Cost $29,194)		8,000

Total Investments — 79.8% (Cost $35,044,529)		35,295,265
Other Assets in Excess of Liabilities — 20.2%		8,919,708
Net Assets — 100.0%		44,214,973

(a) Non-income producing security

(b) Affiliated security. See Note 3 in the Notes to Financial Statements.

(c) Represents less than 0.05%

(d) See Purchased Options Contracts.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

LP — Limited Partnership

MSCI — Morgan Stanley Capital International

PLC — Public Limited Company

SPDR — Standard & Poor’s Depositary Receipts

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 5

Portfolio of Investments (continued)September 30, 2025

Goose Hollow Tactical Allocation ETF

Written Options Contacts

Exchange-traded options on future contracts written as of September 30, 2025 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)($)(a)	Premiums Received ($)	Strike Price ($)	Expiration Date	Value ($)
iShares MSCI Europe Finance Put Option	Put	500	1,550	10,815	31.00	10/17/25	(16,250)
(Total Premiums Received $10,815)							(16,250)

Purchased Options Contracts

Exchange-traded options on futures contracts purchased as of September 30, 2025 were as follows:

Description	Put/Call	Number of Contracts	Notional Amount (000)($)(a)	Cost ($)	Strike Price ($)	Expiration Date	Value ($)
iShares MSCI Europe Finance Put Option	Put	500	1,650	29,194	33.00	10/17/25	8,000
(Total Cost $29,194)							8,000

(a) Notional amount is expressed as the number of contracts multiplied by contract size multiplied by the strike price of the underlying asset.

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 6

Portfolio of InvestmentsSeptember 30, 2025

Goose Hollow Multi-Strategy Income ETF

Shares		Fair Value ($)
Closed-End Funds — 20.0%
44,797	Aberdeen Asia-Pacific Income Fund, Inc.	729,743
26,039	BrandywineGLOBAL Global Income Opportunities Fund, Inc.	226,019
215,003	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	1,156,716
70,472	Templeton Emerging Markets Income Fund	436,926
93,601	Virtus Stone Harbor Emerging Markets Income Fund	472,522
28,968	Western Asset Emerging Markets Debt Fund, Inc.	298,950
Total Closed-End Funds (Cost $3,174,339)		3,320,876

Common Stocks — 8.8%
Financials — 5.0%
32,239	AGNC Investment Corp.	315,620
35,000	ARMOUR Residential REIT, Inc.	522,900
		838,520
Real Estate — 3.8%
1,000	AvalonBay Communities, Inc.	193,170
2,000	BXP, Inc.	148,680
10,000	Park Hotels & Resorts, Inc.	110,800
15,000	Pebblebrook Hotel Trust	170,850
		623,500
Total Common Stocks (Cost $1,503,728)		1,462,020

Exchange-Traded Funds — 55.5%
6,000	BondBloxx Bloomberg Six Month Target Duration US Treasury ETF	302,520
9,266	BondBloxx JPMorgan USD Emerging Markets 1-10 Year Bond ETF	405,110
36,875	PIMCO 25+ Year Zero Coupon U.S. Treasury Index ETF	2,506,024
58,379	SPDR FTSE International Government Inflation-Protected Bond ETF	2,289,040
43,158	VanEck J.P. Morgan EM Local Currency Bond ETF	1,100,961
25,284	Vanguard Mortgage-Backed Securities ETF	1,187,337
28,926	Vanguard Total International Bond ETF	1,430,680
Total Exchange-Traded Funds (Cost $9,079,691)		9,221,672

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 7

Portfolio of InvestmentsSeptember 30, 2025

Goose Hollow Multi-Strategy Income ETF

Shares		Fair Value ($)
Preferred Stocks — 11.0%
Financials — 8.3%
7,443	AGNC Investment Corp., Series C	194,039
8,087	AGNC Investment Corp., Series F	205,086
11,075	Annaly Capital Management, Inc., Series F	280,087
2,505	PennyMac Mortgage Investment Trust	63,527
4,165	PennyMac Mortgage Investment Trust	106,166
8,005	Rithm Capital Corp., Series A	203,327
12,585	Rithm Capital Corp., Series B	319,911
		1,372,143
Real Estate — 2.7%
13,395	Public Storage, Series P	231,465
12,667	Public Storage, Series R	216,226
		447,691
Total Preferred Stocks (Cost $1,781,428)		1,819,834

Total Investments — 95.3% (Cost $15,539,186)		15,824,402
Other Assets in Excess of Liabilities — 4.7%		778,230
Net Assets — 100.0%		16,602,632

ETF — Exchange-Traded Fund

FTSE — Financial Times Stock Exchange

PIMCO — Pacific Investment Management Company

SPDR — Standard & Poor’s Depositary Receipts

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 8

Statements of Assets and LiabilitiesSeptember 30, 2025

	Goose Hollow Tactical Allocation ETF	Goose Hollow Multi-Strategy Income ETF
Assets:
Investments, at value (Cost $28,997,917 and $15,539,186)	$29,177,199	$15,824,402
Affiliated investments, at value (Cost $6,046,612 and $—)	6,118,066	—
Cash	7,518,816	631,547
Deposits at brokers for derivative contracts	1,455,585	116,640
Dividends and interest receivable	35,328	51,043
Receivable due from Advisor	—	21,878
Prepaid expenses and other assets	591	1,512
Total Assets	44,305,585	16,647,022
Liabilities:
Written options at value (Premiums received $10,815 and $—)	16,250	—
Due to Broker	—	7,926
Accrued expenses:
Advisory	27,749	—
Administration	5,470	2,725
Custodian	250	148
Fund accounting	16,189	13,534
Legal and audit	17,613	16,330
Trustee	1,200	800
Printing	2,785	17
Other	3,106	2,910
Total Liabilities	90,612	44,390
Net Assets	$44,214,973	$16,602,632
Net Assets consist of:
Paid-in Capital	$44,434,151	$16,327,477
Total Accumulated Earnings (Loss)	(219,178)	275,155
Net Assets	$44,214,973	$16,602,632

Net Assets:	$44,214,973	$16,602,632
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):	1,425,000	625,000
Net Asset Value (offering and redemption price per share):	$31.03	$26.56

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 9

Statements of OperationsFor the year ended September 30, 2025

	Goose Hollow Tactical Allocation ETF	Goose Hollow Multi-Strategy Income ETF
Investment Income:
Dividend income	$1,343,016	$927,314
Affiliated dividend income	195,480	—
Interest income	19,157	6,346
Total Investment Income	1,557,653	933,660
Expenses:
Advisory	345,104	109,540
Administration	60,901	33,705
Compliance services	9,000	9,000
Custodian	9,286	1,561
Offering costs	—	29
Fund accounting	101,022	53,362
Index receipt agent fee	—	10,742
Legal and audit	33,553	46,615
Listing Fee	7,000	7,000
Printing	11,766	12,070
Treasurer	2,700	1,800
Trustee	4,800	3,200
Other	16,570	6,213
Total Expenses before fee reductions	601,702	294,837
Expenses contractually waived and/or reimbursed by the Advisor	—	(126,353)
Expenses voluntarily waived by the Advisor(a)	(29,948)	—
Total Net Expenses	571,754	168,484
Net Investment Income (Loss)	985,899	765,176
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from investment transactions	(299,759)	(304,728)
Net realized gains (losses) from in-kind transactions	3,808,968	25,599
Net realized gains(losses) from affiliated funds transactions	29,664	—
Net realized gains (losses) from futures transactions	87,160	5,233
Net realized gains (losses) from written options transactions	(625,499)	105,414
Change in unrealized appreciation (depreciation) on investments	(1,383,826)	(44,543)
Change in unrealized appreciation (depreciation) on affiliated funds	1,048	—
Change in unrealized appreciation (depreciation) on written options	(34,782)	—
Net Realized and Unrealized Gains (Losses):	1,582,974	(213,025)
Change in Net Assets Resulting From Operations	$2,568,873	$552,151

(a) See Note 3 in the Notes to Financial Statements.

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 10

Statements of Changes in Net Assets

	Goose Hollow Tactical Allocation ETF		Goose Hollow Multi-Strategy Income ETF
	Year ended September 30, 2025	Year ended September 30, 2024	Year ended September 30, 2025	For the period November 14, 2023(a) through September 30, 2024
From Investment Activities:
Operations:
Net investment income (loss)	$985,899	$965,141	$765,176	$518,029
Net realized gains (losses) from investments, in-kind, affiliated funds, futures, and written options transactions	3,000,534	3,061,534	(168,482)	31,937
Change in unrealized appreciation (depreciation) on investments, affiliated funds, and written options	(1,417,560)	3,125,845	(44,543)	329,731
Change in net assets resulting from operations	2,568,873	7,152,520	552,151	879,697
Distributions to Shareholders From:
Earnings	(955,873)	(981,366)	(750,719)	(300,623)
Change in net assets from distributions	(955,873)	(981,366)	(750,719)	(300,623)
Capital Transactions:
Proceeds from shares issued	32,005,122	31,900,662	4,536,545	21,345,999
Cost of shares redeemed	(29,440,302)	(39,114,945)	(5,768,491)	(3,891,927)
Change in net assets from capital transactions	2,564,820	(7,214,283)	(1,231,946)	17,454,072
Change in net assets	4,177,820	(1,043,129)	(1,430,514)	18,033,146
Net Assets:
Beginning of period	40,037,153	41,080,282	18,033,146	—
End of period	$44,214,973	$40,037,153	$16,602,632	$18,033,146
Share Transactions:
Issued	1,075,000	1,150,000	175,000	825,000
Redeemed	(1,000,000)	(1,425,000)	(225,000)	(150,000)
Change in shares	75,000	(275,000)	(50,000)	675,000

(a) Commencement of operations.

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 11

Financial Highlights

Goose Hollow Tactical Allocation ETF	Year ended September 30, 2025	Year ended September 30, 2024	Year ended September 30, 2023	November 16, 2021(a) through September 30, 2022
Net Asset Value, Beginning of Period	$29.66	$25.28	$22.25	$24.63

Net Investment Income (Loss)(b)	0.72	0.70	0.55	0.06
Net Realized and Unrealized Gains (Losses) on Investments	1.35	4.32 (c)	2.58 (c)	(2.34)
Total from Investment Activities	2.07	5.02	3.13	(2.28)

Distributions from Net Investment Income	(0.70)	(0.48)	(0.06)	(0.10)
Distributions from Net Realized Gains on Investments	—	(0.16)	(0.04)	—
Total Distributions	(0.70)	(0.64)	(0.10)	(0.10)
Net Asset Value, End of Period	$31.03	$29.66	$25.28	$22.25
Net Assets at End of Period (000’s)	$44,215	$40,037	$41,080	$10,569

Total Return at NAV(d)(e)	7.18%	20.07%	14.05%	(9.30)%
Ratio of Net Expenses to Average Net Assets(f)(g)	1.41%	1.11%	0.89%	0.84%
Ratio of Gross Expenses to Average Net Assets(f)(g)(h)	1.48%	1.42%	1.39%	3.51%
Ratio of Net Investment Income (Loss) to Average Net Assets(f)(i)	2.43%	2.58%	2.12%	0.28%
Portfolio Turnover(e)(j)	377%	129%	450%	392%

(a) Commencement of operations.

(b) Calculated based on average shares method.

(c) Realized and unrealized gains per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not accord with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(d) Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value.  This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e) Not annualized for periods less than one year.

(f) Annualized for periods less than one year.

(g) Excludes expenses of the investment companies in which the Fund invests.

(h) If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies.

(j) Excludes the impact of in-kind transactions.

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 12

Financial Highlights (continued)

Goose Hollow Multi-Strategy Income ETF	Year ended September 30, 2025	November 14, 2023(a) through September 30, 2024
Net Asset Value, Beginning of Period	$26.72	$25.00

Net Investment Income (Loss)(b)	1.18	1.08
Net Realized and Unrealized Gains (Losses) on Investments(c)	(0.22)	1.17
Total from Investment Activities	0.96	2.25

Distributions from Net Investment Income	(1.12)	(0.53)
Total Distributions	(1.12)	(0.53)
Net Asset Value, End of Period	$26.56	$26.72
Net Assets at End of Period (000’s)	$16,603	$18,033

Total Return at NAV(d)(e)	3.77%	9.09%
Ratio of Net Expenses to Average Net Assets(f)(g)	1.00%	1.00%
Ratio of Gross Expenses to Average Net Assets(f)(g)(h)	1.75%	1.71%
Ratio of Net Investment Income (Loss) to Average Net Assets(f)(i)	4.54%	4.72%
Portfolio Turnover(e)(j)	122%	35%

(a) Commencement of operations.

(b) Calculated based on average shares method.

(c) Realized and unrealized gains per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not accord with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(d) Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value.  This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e) Not annualized for periods less than one year.

(f) Annualized for periods less than one year.

(g) Excludes expenses of the investment companies in which the Fund invests.

(h) If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies.

(j) Excludes the impact of in-kind transactions.

Annual Financial Statements and Other Information | 13

Notes to Financial StatementsSeptember 30, 2025

(1) Organization

Collaborative Investment Series Trust (the “Trust”) was organized on July 26, 2017, as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and thus is determined to be an investment company for accounting purposes. The Trust is comprised of several funds and is authorized to issue an unlimited number of shares of beneficial interest (“Shares”) in one or more series representing interests in separate portfolios of securities. The accompanying financial statements are those of Goose Hollow Tactical Allocation ETF and Goose Hollow Multi-Strategy Income ETF (each a “Fund” and collectively, the “Funds”). The Funds are diversified actively-managed exchange-traded funds. The Funds’ prospectus provides a description of the Funds’ investment objectives, policies, and strategies. The assets of the Funds are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

Under the Trust’s organizational documents, its officers and Board of Trustees (the “Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

The Funds included herein are deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of each Fund are used by the investment manager to make investment decisions, and the results of the operations, as shown in the statements of operations and the financial highlights for the Funds is the information utilized for the day-to-day management of the Funds. The Funds are party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated to the Funds based on performance measurements. Due to the significance of oversight and their role, the investment advisor is deemed to be the Chief Operating Decision Maker (“CODM”) for the Funds.

(2) Significant Accounting Policies

Shares of the Funds are listed and traded on the Cboe BZX Exchange, Inc. (‘’Cboe’’). Market prices for the Shares may be different from their net asset value (‘’NAV’’). The Funds issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares, currently 25,000 Shares, called Creation Units (‘’Creation Units’’). Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Shares of each Fund may only be purchased or redeemed by certain financial institutions

Annual Financial Statements and Other Information | 14

Notes to Financial Statements (continued)September 30, 2025

(“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with Paralel Distributors LLC (the ‘’Distributor’’). Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds.

The following is a summary of significant policies consistently followed by each Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (‘’GAAP’’). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (‘’FASB’’) Accounting Standards Codification Topic 946 ‘’Financial Services - Investment Companies’’. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations for the period. Actual results could differ from those estimates.

A. Investment Valuations

The Funds hold investments at fair value. Fair value is defined as the price that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security values are ordinarily obtained through the use of independent pricing services in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures adopted by the Board. Pursuant to these procedures, the Funds may use a pricing service, bank, or broker-dealer experienced in such matters to value the Funds’ securities. If market quotations are not readily available, securities will be valued at their fair market as determined using the fair value procedures approved by the Board. The Board has delegated the execution of these procedures to Goose Hollow Capital Management, LLC (the “Advisor”) as fair value designee. The fair valuation process is designed to value the subject security at the price the Funds would reasonably expect to receive upon its current sale. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

Annual Financial Statements and Other Information | 15

Notes to Financial Statements (continued)September 30, 2025

The Trust uses a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below.

 • Level 1 - Quoted prices in active markets for identical assets that the Funds have the ability to access

 • Level 2 - Other observable pricing inputs at the measurement date (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

 • Level 3 - Significant unobservable pricing inputs at the measurement date (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Exchange-traded funds (“ETFs”) and preferred stocks traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds and preferred stocks traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Exchange-traded futures contracts are valued at their settlement price on the exchange on which they are traded and are typically categorized as Level 1 in the fair value hierarchy. Exchange-traded options contracts are valued at the last quoted sales price on the primary exchange for that option as recorded by an approved pricing vendor. If an option is not traded on the valuation date, exchange-traded options are valued at the composite price. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

The Funds did not hold any Level 3 investments as of September 30, 2025.

Annual Financial Statements and Other Information | 16

Notes to Financial Statements (continued)September 30, 2025

The following table summarizes the Funds’ investments, based on their valuation inputs, as of September 30, 2025, while the breakdown, by category, of investments is disclosed in the Portfolio of Investments for the Funds:

	Level 1	Level 2	Total Investments
Goose Hollow Tactical Allocation ETF
Common Stocks(a)	$13,039,540	$—	$13,039,540
Exchange-Traded Funds	21,517,973	—	21,517,973
Warrants	729,752	—	729,752
Purchased Options	8,000	—	8,000
Total Investment Securities	35,295,265	—	35,295,265
Written Options Contracts	—	(16,250)	(16,250)
Total Investments	$35,295,265	$(16,250)	$35,279,015
Goose Hollow Multi-Strategy Income ETF
Closed-End Funds	$3,320,876	$—	$3,320,876
Common Stocks(a)	1,462,020	—	1,462,020
Exchange-Traded Funds	9,221,672	—	9,221,672
Preferred Stocks	1,819,834	—	1,819,834
Total Investments	$15,824,402	$—	$15,824,402

(a) Please see the Portfolio of Investments for Industry classifications.

B. Security Transactions and Related Income

Investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Securities’ gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends and dividend expense, less foreign tax withholding, if any, are recorded on the ex-dividend date. Investment income from non-U.S. sources received by the Funds is generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which they invest.

The Funds may own shares of ETFs that may invest in real estate investments trusts (‘’REITs’’) and master limited partnerships (‘’MLPs’’), which report information on the source of their distributions annually. Distributions received from investments in REITs or MLPs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the Funds.

Annual Financial Statements and Other Information | 17

Notes to Financial Statements (continued)September 30, 2025

C. Cash

Idle cash may be swept into various interest-bearing overnight demand deposits and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed the United States federally insured limit of $250,000. Amounts swept overnight are available on the next business day.

D. Dividends and Distributions to Shareholders

Distributions are recorded on the ex-dividend date. The Goose Hollow Tactical Allocation ETF intends to distribute to its shareholders net investment income and net realized capital gains, if any, at least annually. The Goose Hollow Multi-Strategy Income ETF intends to distribute to its shareholders net investment income and net realized capital gains, if any, at least semi-annually. The amount of dividends from net investment income and net realized gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., distributions and income received from pass-through investments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification.

In addition, the Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share.

E. Allocation of Expenses

Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributable to a fund are allocated proportionally among all funds within the Trust in relation to the net assets of each fund or on another reasonable basis.

F. Derivative Instruments:

All open derivative positions at year end are reflected on each Fund’s Portfolio of Investments. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Futures Contracts:

The Funds may enter into futures contracts for the purpose of hedging existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest conditions. Upon entering into futures contracts, the Funds are required to pledge to the broker

Annual Financial Statements and Other Information | 18

Notes to Financial Statements (continued)September 30, 2025

an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made or received each day, depending on the daily fluctuations in the fair value of the underlying security. The Funds recognize an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures and foreign currency risk related to currency futures) and exposure to loss in excess of the amounts reflected on the Statements of Assets and Liabilities as variation margin. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The monthly average notional amount for these contracts for the year ended September 30, 2025, were as follows:

	Monthly Average Notional Amount (000)
	Long	Short
Futures Contracts:
Goose Hollow Tactical Allocation ETF	$503	$—
Goose Hollow Multi-Strategy Income ETF	—	311

Options Contracts:

Purchased Options – The Funds pay a premium which is included in “Investments, at value” on the Statements of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain/loss on the transaction. The Funds bear the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options – The Funds receive a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Funds bear the market risk of an unfavorable change in the price of an underlying asset and are required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value.

Annual Financial Statements and Other Information | 19

Notes to Financial Statements (continued)September 30, 2025

The gross notional amount of purchased and written options outstanding as of September 30, 2025, and the monthly average notional amount for these contracts for the year ended September 30, 2025, were as follows:

	Outstanding Notional Amount (000)	Monthly Average Notional Amount (000)
Purchased Options:
Goose Hollow Tactical Allocation ETF	$ 1,650	$162,349
Goose Hollow Multi-Strategy Income ETF	—	7,860
Written Options Contracts:
Goose Hollow Tactical Allocation ETF	$ 1,550	$ 161,933
Goose Hollow Multi-Strategy Income ETF	—	7,931

Summary of Derivative Instruments:

The following is a summary of the fair value of derivative instruments on the Statements of Assets and Liabilities, categorized by risk exposure, as of September 30, 2025:

	Assets	Liabilities
	Investments, at Value for Purchased Options	Written Options, at Value
Equity Risk Exposure
Goose Hollow Tactical Allocation ETF	$8,000	$16,250

The following is a summary of the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended September 30, 2025:

	Net Realized Gains (Losses) from			Net Change in Unrealized Appreciation (Depreciation) on
	Futures Contracts	Purchased Options(a)	Written Options	Purchased Options(b)	Written Options
Commodity Risk Exposure:
Goose Hollow Tactical Allocation ETF	$ —	$(90,945)	$(119,280)	$ —	$ —
Currency Risk Exposure:
Goose Hollow Tactical Allocation ETF	87,160	1,214,623	(1,144,627)	—	—
Equity Risk Exposure:
Goose Hollow Tactical Allocation ETF	—	(133,047)	80,342	12,344	(34,782)

Annual Financial Statements and Other Information | 20

Notes to Financial Statements (continued)September 30, 2025

	Net Realized Gains (Losses) from			Net Change in Unrealized Appreciation (Depreciation) on
	Futures Contracts	Purchased Options(a)	Written Options	Purchased Options(b)	Written Options
Interest rate Risk Exposure:
Goose Hollow Tactical Allocation ETF	—	(1,001,003)	558,066	—	—
Goose Hollow Multi-Strategy Income ETF	5,233	(215,529)	105,414	—	—

(a) These are included with realized gains (losses) from investment transactions on the Statements of Operations.

(b) These are included with change in unrealized appreciation (depreciation) on investments on the Statements of Operations.

(3) Investment Advisory and Other Contractual Services

A. Investment Advisory Fees

Goose Hollow Capital Management, LLC, serves as the Funds’ investment advisor pursuant to an investment advisory agreement. Subject at all times to the oversight and approval of the Board, the Advisor is responsible for the overall management of the Funds. Each Fund pays the Advisor a management fee, based on a percentage of its average daily net assets, calculated daily and paid monthly.

Management Fee Rate
Goose Hollow Tactical Allocation ETF	0.85%
Goose Hollow Multi-Strategy Income ETF	0.65%

The Advisor has contractually agreed to reduce its fees and to reimburse expenses, at least through January 31, 2026, to ensure that Net Annual Fund Operating Expenses (exclusive of any (i) front-end or contingent deferred loads, (ii) portfolio transaction and other investment-related costs (including brokerage fees and commissions, (iii) acquired fund fees and expenses, (iv) fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expenses on securities sold short), (vi) taxes, (vii) other fees related to

Annual Financial Statements and Other Information | 21

Notes to Financial Statements (continued)September 30, 2025

underlying investments, (such as option fees and expenses or swap fees and expenses); or (viii) extraordinary expenses such as litigation (which may include indemnification of Fund officers and trustees or contractual indemnification of Fund service providers (other than the Advisor))) will not exceed the following:

Expense Cap
Goose Hollow Tactical Allocation ETF	1.85%
Goose Hollow Multi-Strategy Income ETF	1.00%

Fee waivers and expense reimbursements are subject to possible recoupment from the Funds in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment. Fee waiver and reimbursement arrangements can decrease the Funds’ expenses and boost the Funds’ performance. The expense imitation agreement may be terminated at any time, by the Board upon sixty days written notice to the Advisor.

As of September 30, 2025, the Advisor may recoup amounts from the Funds as follows:

	Waived/ Reimbursed FY 2023 Expires 09/30/2026	Waived/ Reimbursed FY 2024 Expires 09/30/2027	Waived/ Reimbursed FY 2025 Expires 09/30/2028	Total
Goose Hollow Tactical Allocation ETF	$162,149	$91,708	$—	$253,857
Goose Hollow Multi-Strategy Income ETF	—	77,799	126,353	204,152

Affiliated Transactions:

At September 30, 2025, the following investments are noted as Affiliated Securities in Goose Hollow Tactical Allocation ETF’s Portfolio of Investments:

	Balance at September 30, 2024	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) on Sales	Change in Unrealized Appreciation (Depreciation)	Balance at September 30, 2025	Shares as of September 30, 2025	Dividend Income	Capital Gains Distributions
Goose Hollow Multi-Strategy Income ETF	$3,542,509	$3,558,912	$1,014,067	$29,664	$1,048	$6,118,066	230,218	$195,480	$—

B. Administration, Custodian, Transfer Agent and Accounting Fees

Citi Fund Services Ohio, Inc. serves as the sub-administrator, fund accountant, and dividend disbursing agent for the Funds pursuant to a Services Agreement. Citibank, N.A. serves as the custodian and transfer agent of the Funds pursuant to a Global Custodial and Agency Services Agreement.

Annual Financial Statements and Other Information | 22

Notes to Financial Statements (continued)September 30, 2025

Collaborative Fund Services LLC (“CFS”) serves as the administrator for the Funds and provides the Funds with various administrative services. For these services, the Funds pay CFS an administrative fee that is the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets.

C. Distribution and Shareholder Services Fees

Paralel Distributors LLC (the “Distributor”) is the principal underwriter and distributor for the Funds’ Shares. The Distributor is compensated by the Advisor in accordance with an ETF Distribution Agreement between the Advisor and the Distributor.

D. Compliance Services

Beacon Compliance Consulting provides compliance services to the Trust and receives a monthly fee paid by the Funds for these services.

E. Treasurer Fees

The Treasurer of the Trust receives a fee that is calculated monthly using each Fund’s net assets at month-end and is paid by the Funds on a quarterly basis as previously approved by the Board. During the year ended September 30, 2025, the Funds paid a total of $4,500  to the Treasurer.

F. General

Certain trustees and officers of the Trust are officers, directors and/or trustees of the above companies and, except for the Treasurer, receive no compensation from the Funds for their services.

(4) Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the year ended September 30, 2025, were as follows:

	Purchases	Sales
Goose Hollow Tactical Allocation ETF	$143,163,542	$150,220,615
Goose Hollow Multi-Strategy Income ETF	20,553,091	19,950,618

Purchases and sales of in-kind transactions for the year ended September 30, 2025, were as follows:

	Purchases	Sales
Goose Hollow Tactical Allocation ETF	$30,433,410	$28,330,007
Goose Hollow Multi-Strategy Income ETF	3,154,098	5,584,136

There were no purchases or sales of U.S. government securities during the year ended September 30, 2025.

Annual Financial Statements and Other Information | 23

Notes to Financial Statements (continued)September 30, 2025

(5) Capital Share Transactions

Shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated basket of securities, which constitutes an optimized representation of the securities of the Funds’ specified universe and an amount of cash. Investors purchasing and redeeming Creation Units may be charged a transaction fee to cover the transfer and other transactional costs it incurs to issue or redeem Creation Units. The transaction fees for the Funds are listed below:

	Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases(a)
Goose Hollow Tactical Allocation ETF	$250	2.00%
Goose Hollow Multi-Strategy Income ETF	250	2.00%

(a) As a percentage of the amount invested.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable on the Statements of Assets and Liabilities.

As of September 30, 2025, there were no unsettled in-kind capital transactions.

(6) Federal Income Taxes

It is the policy of each Fund to qualify and continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management of the Funds has reviewed the tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including U.S. federal (i.e., all open tax years and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

For the tax  year ended September 30, 2025, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the tax  year ended September 30, 2025, the Funds did not incur any interest or penalties.

Annual Financial Statements and Other Information | 24

Notes to Financial Statements (continued)September 30, 2025

As of the tax year ended September 30, 2025, the tax cost of securities, including written options and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Goose Hollow Tactical Allocation ETF	$35,036,831	$1,048,023	$(805,839)	$242,184
Goose Hollow Multi-Strategy Income ETF	15,549,393	463,201	(188,192)	275,009

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to wash sale activity and partnership investments.

The tax character of distributions paid during the tax year ended September 30, 2024 and September 30, 2025, were as follows:

	Distributions paid from
	Ordinary Income	Net Capital Gains	Total Taxable Distributions	Total Distributions Paid
Goose Hollow Tactical Allocation ETF
2024	$981,366	$—	$981,366	$981,366
2025	955,873	—	955,873	955,873
Goose Hollow Multi-Strategy Income ETF
2024	300,623	—	300,623	300,623
2025	750,719	—	750,719	750,719

As of the tax year ended September 30, 2025, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Distributable Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Accumulated Loss)
Goose Hollow Tactical Allocation ETF	$912,726	$—	$912,726	$(1,371,609)	$239,705	$(219,178)
Goose Hollow Multi-Strategy Income ETF	234,155	—	234,155	(234,009)	275,009	275,155

As of the tax year ended September 30, 2025, the following Funds have net capital loss carryforwards not subject to expiration as summarized in the table below.

	Short-Term Amount	Long-Term Amount	Total
Goose Hollow Tactical Allocation ETF	$594,837	$776,772	$1,371,609
Goose Hollow Multi-Strategy Income ETF	178,899	55,110	234,009

Annual Financial Statements and Other Information | 25

Notes to Financial Statements (continued)September 30, 2025

Permanent Tax Differences:

As of the tax year ended September 30, 2025, the following reclassifications were made on the Statement of Assets and Liabilities, relating primarily to redemptions in-kind.

	Total Distributable Earnings / (Loss)	Paid in Capital
Goose Hollow Tactical Allocation ETF	$(3,749,369)	$3,749,369
Goose Hollow Multi-Strategy Income ETF	(42,817)	42,817

(7) Investment Risks

ETF Risk

The NAV of a fund can fluctuate up or down, and you could lose money investing in the Fund if the prices of the securities owned by the Fund decline. In addition, each Fund may be subject to the following risks: (1) the market price of the Fund’s shares may trade above or below its NAV; (2) an active trading market for the Fund’s shares may not develop or be maintained; or (3) trading of the Fund’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Market and Geopolitical Risk

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Funds may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds. It is not known how long such impacts, or any future impacts of other significant events described above would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Funds could lose money over short periods due to short-term market movements and over longer periods during more

Annual Financial Statements and Other Information | 26

Notes to Financial Statements (continued)September 30, 2025

prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

Additional investment risks are outlined in each Fund’s prospectus.

(9) Segment Reporting

The Funds adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures during the period. Adoption of the new standard impacted financial statement disclosures only and did not affect the Funds’ financial position or their results of operations. Subject to the oversight and, when applicable, approval of the Board, the Funds’ Advisor acts as the Funds’ CODM and is responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Funds have a single operating segment based on the fact that the CODM monitors the operating results of the Funds as a whole and the Funds’ long-term strategic asset allocation are determined in accordance with the terms of their prospectus, based on a defined investment strategy which is executed by the Funds’ portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented in the Funds’ financial statements.

(10) New Accounting Pronouncement

In December 2023, the FASB issued Accounting Standards update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. ASU 2023-09 is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. Fund Management is evaluating the impacts of these changes on the Funds’ financial statements.

(11) Subsequent Events

The Board has determined to liquidate the Goose Hollow Multi-Strategy Income ETF with the liquidation payment to shareholders expected to take place on or about November 28, 2025, following a recommendation by the Advisor.

Annual Financial Statements and Other Information | 27

Report of Independent Registered Public Accounting Firm

To the Shareholders of Goose Hollow ETFs
and Board of Trustees of Collaborative Investment Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Goose Hollow Tactical Allocation ETF and Goose Hollow Multi-Strategy Income ETF (the “Funds”), each a series of Collaborative Investment Series Trust, as of September 30, 2025, the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2025, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Goose Hollow Tactical Allocation ETF	For the year ended September 30, 2025	For the years ended September 30, 2025 and 2024	For the years ended September 30, 2025, 2024 and 2023, and for the period November 16, 2021 (commencement of operations) through September 30, 2022
Goose Hollow Multi-Strategy Income ETF	For the year ended September 30, 2025	For the year ended September 30, 2025, and for the period November 14, 2023 (commencement of operations) through September 30, 2024

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

Annual Financial Statements and Other Information | 28

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2022.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania
November 26, 2025

Annual Financial Statements and Other Information | 29

Additional InformationSeptember 30, 2025 (Unaudited)

Other Federal Income Tax Information:

During the fiscal year ended September 30, 2025, the following percentage of the total ordinary income distributions paid by the Funds qualifies for the distributions received deduction available to corporate shareholders:

Distributions Received Deduction
Goose Hollow Tactical Allocation ETF	2.78%
Goose Hollow Multi-Strategy Income ETF	5.20%

During the fiscal year ended September 30, 2025, the percentage of Qualified Dividend Income is as follows:

Qualified Dividend Income
Goose Hollow Tactical Allocation ETF	20.58%
Goose Hollow Multi-Strategy Income ETF	5.24%

Proxy Voting:

Information regarding how the Funds voted proxies related to portfolio securities for the most recent twelve-month period ended June 30, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by (i) calling 1-866-898-6447; (ii) on the Funds’ websites at https://www.gham.co/ and https://ghms.gham.co/; and (iii) referring to the Securities and Exchange Commission’s website at http://www.sec.gov.

Annual Financial Statements and Other Information | 30

Items 8-11 (Unaudited)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not Applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not Applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Refer to the financial statements included herein.

Annual Financial Statements and Other Information | 31

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. (Unaudited)

Goose Hollow Tactical Allocation ETF

Renewal of the Investment Advisory Agreement with Goose Hollow Capital Management, LLC

In connection with the meeting of the Board of Trustees (the “Board”) of Collaborative Investment Series Trust (the “Trust”) held on August 21, 2025 (the “Meeting”), the Board, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement between Goose Hollow Capital Management, LLC (“Goose Hollow”) and the Trust, with respect to the Goose Hollow Tactical Allocation ETF (the “Fund”). In considering the renewal of the investment advisory agreement, the Board received materials specifically relating to the investment advisory agreement.

The Board reviewed and discussed the materials that were provided in advance of the Meeting and deliberated on the approval of the investment advisory agreement between Goose Hollow and the Trust. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the investment advisory agreement on behalf of the Fund and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the investment advisory agreement.

Nature, Extent and Quality of Services. The Board reviewed the key personnel servicing the Fund, noting no material personnel changes. The Board further reviewed the services provided by Goose Hollow to the Fund, which included portfolio management. The Board acknowledged that Goose Hollow used an independent risk management software to monitor compliance with the Fund’s investment limitations, as well as internal investment checklists. The Board noted Goose Hollow’s policies regarding the selection of broker-dealers for portfolio transactions. The Board observed that Goose Hollow did not report any material compliance issues, material litigation or administrative action, nor any regulatory examinations since the last approval of the advisory agreement. The Board concluded that it expected Goose Hollow to continue to provide satisfactory services to the Fund and its shareholders.

Performance. The Board observed that the Fund underperformed its benchmark index and broad-based benchmark, Bloomberg World Large & Mid Cap Index, for the 1-year and since inception periods ended June 30, 2025. The Board acknowledged Goose Hollow’s assertion that the Fund changed its benchmark, so the 1-year performance was attributed to the short duration with the respective benchmark. The Board concluded that the Fund’s performance was acceptable and agreed to continue to monitor performance.

Annual Financial Statements and Other Information | 32

Fees and Expenses. The Board observed that the Fund’s advisory fee of 0.85% and net expense ratio of 1.80% were above the averages of its peer group selected by Goose Hollow. The Board acknowledged Goose Hollow’s assertion that the advisory fee was reasonable given the Fund’s actively managed nature and its use of a proprietary model. The Board noted Goose Hollow’s intention to renew the expense limitation agreement for an additional year and concluded that the advisory fee was not unreasonable.

Profitability. The Board reviewed the profitability analysis provided by Goose Hollow and noted that Goose Hollow was earning a modest profit with respect to its management of the Fund. The Board determined that excessive profitability was not an issue for Goose Hollow at this time.

Economies of Scale. The Board considered whether economies of scale would be realized in connection with the services provided to the Fund by Goose Hollow. The Board discussed Goose Hollow’s position on breakpoints and noted Goose Hollow would continue to monitor the Fund’s asset levels as the Fund continued to grow.

Conclusion. Having requested and received such information from Goose Hollow as the Board believed to be reasonably necessary to evaluate the terms of the investment advisory agreement, and as assisted by the advice of independent counsel, the Board determined that approval of the renewal of the investment advisory agreement was in the best interests of the Fund and its shareholders.

Goose Hollow Multi-Strategy Income ETF

Renewal of the Investment Advisory Agreement with Goose Hollow Capital Management, LLC

In connection with the meeting of the Board of Trustees (the “Board”) of Collaborative Investment Series Trust (the “Trust”) held on May 16, 2025 (the “Meeting”), the Board, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement between Goose Hollow Capital Management, LLC (“Goose Hollow”) and the Trust, with respect to the Goose Hollow Multi-Strategy Income ETF (the “Fund”). In considering the renewal of the investment advisory agreement, the Board received materials specifically relating to the investment advisory agreement.

The Board reviewed and discussed the materials that were provided in advance of the Meeting and deliberated on the approval of the investment advisory agreement between Goose Hollow and the Trust. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the investment advisory agreement on behalf of the Fund and the weight to be given to each

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. (Unaudited)

Annual Financial Statements and Other Information | 33

factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the investment advisory agreement.

Nature, Extent and Quality of Services. The Board reviewed the key personnel servicing the Fund and the investment advisory services provided by Goose Hollow to the Fund, noting no material changes from the last approval of the investment advisory agreement. The Board acknowledged that Goose Hollow used an independent risk management software to monitor compliance with the Fund’s investment limitations, as well as internal investment checklists. The Board observed that Goose Hollow did not report any material compliance issues, material litigation or administrative action, nor any regulatory examinations since the last approval of the advisory agreement. The Board concluded that it expected Goose Hollow to continue to provide satisfactory services to the Fund and its shareholders.

Performance. The Board observed that the Fund trailed its benchmark index and broad-based benchmark, Bloomberg U.S. Aggregate Bond Index, for the 1-year period ended March 31, 2025 with 4.80% returns and underperformed the benchmark index since inception. The Board acknowledged Goose Hollow’s assertion that it continued to work on adjustments to the Fund’s portfolio. The Board concluded that the Fund’s performance was acceptable and agreed to continue to monitor performance.

Fees and Expenses. The Board observed that the Fund’s advisory fee of 0.65% was below the average of its peer group selected by Goose Hollow, and the net expense ratio of 1.20% was above the average of its peer group. The Board acknowledged Goose Hollow’s assertion that assets under management of the peer group funds were greater than that of the Fund’s. The Board noted Goose Hollow’s intention to renew the expense limitation agreement for an additional year and concluded that the advisory fee was not unreasonable.

Profitability. The Board reviewed the profitability analysis provided by Goose Hollow and noted that Goose Hollow was operating the Fund at a loss. The Board determined that excessive profitability was not an issue for Goose Hollow at this time.

Economies of Scale. The Board considered whether economies of scale would be realized in connection with the services provided to the Fund by Goose Hollow. The Board discussed Goose Hollow’s position on breakpoints and noted Goose Hollow would continue to monitor the Fund’s asset levels as the Fund continued to grow.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. (Unaudited)

Annual Financial Statements and Other Information | 34

Conclusion. Having requested and received such information from Goose Hollow as the Board believed to be reasonably necessary to evaluate the terms of the investment advisory agreement, and as assisted by the advice of independent counsel, the Board determined that approval of the renewal of the investment advisory agreement was in the best interests of the Fund and its shareholders.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. (Unaudited)

Annual Financial Statements
and Other Information

Mindful Conservative ETF (MFUL)

Adaptive Core ETF (RULE)

Mohr Sector Nav ETF (SNAV)

Mohr Company Nav ETF (CNAV)

September 30, 2025

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 3

Portfolio of InvestmentsSeptember 30, 2025

Mindful Conservative ETF

Shares		Fair Value ($)
Exchange-Traded Funds — 98.2%
18,277	First Trust Rising Dividend Achievers ETF	1,229,311
39,106	Goldman Sachs Access Treasury 0-1 Year ETF	3,919,594
12,644	iShares 0-3 Month Treasury Bond ETF	1,273,251
19,558	iShares 0-5 Year TIPS Bond ETF	2,021,515
29,513	iShares Core Total USD Bond Market ETF	1,378,552
14,282	iShares Core U.S. Aggregate Bond ETF	1,431,770
13,250	iShares MSCI USA Min Vol Factor ETF	1,260,605
56,188	JPMorgan Ultra-Short Income ETF	2,850,417
15,746	PIMCO Active Bond ETF	1,469,889
30,206	SPDR Bloomberg 1-10 Year TIPS ETF	582,674
33,345	SPDR Bloomberg 1-3 Month T-Bill ETF	3,059,404
16,626	SPDR Bloomberg Convertible Securities ETF	1,504,653
21,151	SPDR SSgA Global Allocation ETF	1,038,901
10,125	VanEck Morningstar Wide Moat ETF(a)	1,003,489
15,878	Vanguard Intermediate-Term Bond ETF	1,239,913
13,024	Vanguard Short-Term Bond ETF	1,027,724
49,558	WisdomTree Floating Rate Treasury Fund ETF	2,491,281
Total Exchange-Traded Funds (Cost $28,373,090)		28,782,943

Total Investments — 98.2% (Cost $28,373,090)		28,782,943
Other Assets in Excess of Liabilities — 1.8%		529,091
Net Assets — 100.0%		29,312,034

(a) Non-income producing security

ETF — Exchange-Traded Fund

MSCI — Morgan Stanley Capital International

PIMCO — Pacific Investment Management Company

SPDR — Standard & Poor’s Depositary Receipts

SSgA — State Street Global Advisors

TIPS — Treasury Inflation-Protected Security

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 4

Portfolio of InvestmentsSeptember 30, 2025

Adaptive Core ETF

Shares		Fair Value ($)
Common Stocks — 80.0%
Communication Services — 7.5%
1,352	Alphabet, Inc., Class A	328,671
1,153	Reddit, Inc.(a)	265,179
1,499	TKO Group Holdings, Inc.	302,738
		896,588
Consumer Discretionary — 17.9%
1,050	Amazon.com, Inc.(a)	230,549
1,264	DoorDash, Inc., Class A(a)	343,795
1,789	DR Horton, Inc.	303,182
1,360	Expedia Group, Inc.	290,700
1,442	Garmin, Ltd.	355,049
722	Home Depot, Inc. (The)	292,547
2,488	PulteGroup, Inc.	328,739
		2,144,561
Energy — 2.7%
6,494	Baker Hughes Co.	316,388
Financials — 2.5%
6,698	Fifth Third Bancorp	298,396
Health Care — 13.6%
662	Alnylam Pharmaceuticals, Inc.(a)	301,872
941	BeOne Medicines, Ltd., ADR(a)	320,599
491	IDEXX Laboratories, Inc.(a)	313,695
1,662	IQVIA Holdings, Inc.(a)	315,680
787	Thermo Fisher Scientific, Inc.	381,711
		1,633,557
Industrials — 10.7%
739	Cummins, Inc.	312,131
806	Hubbell, Inc.	346,830
437	Parker-Hannifin Corp.	331,312
2,977	United Airlines Holdings, Inc.(a)	287,280
		1,277,553
Information Technology — 22.4%
517	AppLovin Corp., Class A(a)	371,485
2,152	Arista Networks, Inc.(a)	313,568
3,665	Corning, Inc.	300,640
1,259	Guidewire Software, Inc.(a)	289,394
2,994	Micron Technology, Inc.	500,956

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 5

Portfolio of Investments (continued)September 30, 2025

Adaptive Core ETF

Shares		Fair Value ($)
Common Stocks — 80.0% (continued)
Information Technology — 22.4% (continued)
638	Motorola Solutions, Inc.	291,751
1,738	NVIDIA Corp.	324,276
3,588	Zoom Communications, Inc., Class A(a)	296,010
		2,688,080
Materials — 2.7%
3,862	Newmont Corp.	325,605
Total Common Stocks (Cost $8,991,284)		9,580,728

Exchange-Traded Funds — 18.7%
5,336	Invesco Exchange-Traded Fund Trust-Invesco S&P 500 Quality ETF	391,076
7,377	Invesco Exchange-Traded Fund Trust-Invesco S&P 500 Top 50 ETF	424,325
888	iShares Russell 1000 Growth ETF	415,948
9,986	JPMorgan Ultra-Short Income ETF	506,590
5,523	SPDR Bloomberg 1-3 Month T-Bill ETF	506,735
Total Exchange-Traded Funds (Cost $1,928,905)		2,244,674

Total Investments — 98.7% (Cost $10,920,189)		11,825,402
Other Assets in Excess of Liabilities — 1.3%		157,682
Net Assets — 100.0%		11,983,084

(a) Non-income producing security

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

S&P — Standard and Poor’s

SPDR — Standard & Poor’s Depositary Receipts

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 6

Portfolio of InvestmentsSeptember 30, 2025

Mohr Sector Nav ETF

Shares		Fair Value ($)
Exchange-Traded Funds — 97.6%
18,124	Communication Services Select Sector SPDR Fund ETF	2,145,338
83,388	Schwab U.S. Large-Cap ETF	2,196,440
16,936	SPDR S&P 500 ETF Trust(a)	11,282,424
5,666	Vanguard Consumer Discretionary ETF	2,244,586
16,551	Vanguard Financials ETF	2,172,153
2,941	Vanguard Information Technology ETF	2,195,839
7,284	Vanguard Large-Cap ETF	2,242,452
Total Exchange-Traded Funds (Cost $22,332,076)		24,479,232

Total Investments — 97.6% (Cost $22,332,076)		24,479,232
Other Assets in Excess of Liabilities — 2.4%		601,588
Net Assets — 100.0%		25,080,820

(a) As of September 30, 2025, investment is 45.0% of the Fund’s net assets. See Note 8 to the financial statements.

ETF — Exchange-Traded Fund

S&P — Standard and Poor’s

SPDR — Standard & Poor’s Depositary Receipts

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 7

Portfolio of InvestmentsSeptember 30, 2025

Mohr Company Nav ETF

Shares		Fair Value ($)
Common Stocks — 98.1%
Communication Services — 8.2%
4,554	Alphabet, Inc., Class A	1,107,078
1,227	Meta Platforms, Inc., Class A	901,084
4,666	TKO Group Holdings, Inc.	942,345
		2,950,507
Consumer Discretionary — 14.1%
19,288	Carnival Corp.(a)	557,616
4,330	Expedia Group, Inc.	925,538
4,994	PulteGroup, Inc.	659,857
10,005	Tapestry, Inc.	1,132,766
5,993	Toll Brothers, Inc.	827,873
4,493	Williams-Sonoma, Inc.	878,157
		4,981,807
Energy — 4.0%
15,925	Baker Hughes Co.	775,866
38,263	Energy Transfer LP	656,593
		1,432,459
Financials — 11.7%
4,159	Blackstone, Inc.	710,565
9,089	Block, Inc.(a)	656,862
11,703	Carlyle Group, Inc. (The)	733,778
7,733	Citigroup, Inc.	784,900
4,318	Northern Trust Corp.	581,203
6,957	T. Rowe Price Group, Inc.	714,066
		4,181,374
Industrials — 22.9%
5,224	CH Robinson Worldwide, Inc.	691,658
961	Comfort Systems USA, Inc.	792,998
1,369	Curtiss-Wright Corp.	743,285
9,673	Dayforce, Inc.(a)	666,373
10,890	Delta Air Lines, Inc.	618,008
15,675	Fastenal Co.	768,702
2,285	GE Vernova, Inc.	1,405,047
1,303	Northrop Grumman Corp.	793,944
10,643	United Airlines Holdings, Inc.(a)	1,027,049
712	United Rentals, Inc.	679,718
		8,186,782

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 8

Portfolio of Investments (continued)September 30, 2025

Mohr Company Nav ETF

Shares		Fair Value ($)
Common Stocks — 98.1% (continued)
Information Technology — 37.2%
4,010	Advanced Micro Devices, Inc.(a)	648,778
1,374	AppLovin Corp., Class A(a)	987,274
9,203	Arista Networks, Inc.(a)	1,340,969
4,300	Broadcom, Inc.	1,418,613
6,277	Cloudflare, Inc., Class A(a)	1,346,981
9,723	Corning, Inc.	797,578
2,664	F5, Inc.(a)	860,978
11,298	Flex, Ltd.(a)	654,945
3,576	NVIDIA Corp.	667,210
2,502	Oracle Corp.	703,662
15,832	Pure Storage, Inc., Class A(a)	1,326,880
2,274	Ubiquiti, Inc.	1,502,158
8,577	Western Digital Corp.	1,029,755
		13,285,781
Total Common Stocks (Cost $29,181,492)		35,018,710

Total Investments — 98.1% (Cost $29,181,492)		35,018,710

Other Assets in Excess of Liabilities — 1.9%		684,548
Net Assets — 100.0%		35,703,258

(a) Non-income producing security

LP — Limited Partnership

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 9

Statements of Assets and LiabilitiesSeptember 30, 2025

	Mindful Conservative ETF	Adaptive Core ETF
Assets:
Investments, at value (Cost $28,373,090 and $10,920,189)	$28,782,943	$11,825,402
Cash	581,715	201,087
Dividends and interest receivable	11,131	3,582
Prepaid expenses and other assets	650	371
Total Assets	29,376,439	12,030,442
Liabilities:
Accrued expenses:
Advisory	18,432	7,011
Administration	3,160	1,202
Custodian	100	479
Fund accounting	16,857	13,198
Legal and audit	17,401	17,762
Trustee	1,200	800
Printing	4,149	4,024
Other	3,106	2,882
Total Liabilities	64,405	47,358
Net Assets	$29,312,034	$11,983,084
Net Assets consist of:
Paid-in Capital	$34,171,882	$25,284,505
Total Accumulated Earnings (Loss)	(4,859,848)	(13,301,421)
Net Assets	$29,312,034	$11,983,084

Net Assets:	$29,312,034	$11,983,084
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):	1,325,000	525,000
Net Asset Value (offering and redemption price per share):	$22.12	$22.82

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 10

Statements of Assets and Liabilities (continued)September 30, 2025

	Mohr Sector Nav ETF	Mohr Company Nav ETF
Assets:
Investments, at value (Cost $22,332,076 and $29,181,492)	$24,479,232	$35,018,710
Cash	622,166	737,708
Dividends and interest receivable	36,969	8,223
Reclaims receivable	—	2,572
Prepaid expenses and other assets	411	777
Total Assets	25,138,778	35,767,990
Liabilities:
Accrued expenses:
Advisory	14,235	20,492
Administration	2,440	3,513
Custodian	142	470
Filling fees	7	—
Fund accounting	16,071	16,901
Legal and audit	17,162	15,910
Trustee	1,200	1,200
Printing	3,594	3,140
Other	3,107	3,106
Total Liabilities	57,958	64,732
Net Assets	$25,080,820	$35,703,258
Net Assets consist of:
Paid-in Capital	$24,276,870	$34,804,652
Total Accumulated Earnings (Loss)	803,950	898,606
Net Assets	$25,080,820	$35,703,258

Net Assets:	$25,080,820	$35,703,258
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):	725,000	1,180,000
Net Asset Value (offering and redemption price per share):	$34.59	$30.26

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 11

Statements of OperationsFor the year ended September 30, 2025

	Mindful Conservative ETF	Adaptive Core ETF
Investment Income:
Dividend income	$1,431,036	$244,716
Total Investment Income	1,431,036	244,716
Expenses:
Advisory	265,472	128,220
Administration	45,509	21,981
Compliance services	9,000	9,000
Custodian	1,856	2,319
Fund accounting	99,541	96,477
Legal and audit	33,314	33,580
Listing fee	7,000	7,000
Printing	9,051	9,419
Shareholder service	10,742	10,742
Treasurer	2,850	2,400
Trustee	4,193	3,600
Other	7,195	6,361
Total Expenses	495,723	331,099
Net Investment Income (Loss)	935,313	(86,383)
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from investment transactions	(532,483)	(1,561,816)
Net realized gains (losses) from in-kind transactions	1,554,277	2,482,551
Change in unrealized appreciation (depreciation) on investments	(626,874)	(588,352)
Net Realized and Unrealized Gains (Losses):	394,920	332,383
Change in Net Assets Resulting From Operations	$1,330,233	$246,000

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 12

	Mohr Sector Nav ETF	Mohr Company Nav ETF(a)
Investment Income:
Dividend income	$371,013	$270,530
Total Investment Income	371,013	270,530
Expenses:
Advisory	188,681	275,409
Administration	32,345	47,213
Compliance services	9,000	9,000
Custodian	1,418	3,289
Offering cost	—	12,576
Fund accounting	91,094	99,028
Legal and audit	35,094	30,940
Listing fee	6,000	6,000
Printing	10,337	7,585
Treasurer	2,850	2,025
Trustee	5,600	4,800
Other	17,718	17,907
Total Expenses	400,137	515,772
Net Investment Income (Loss)	(29,124)	(245,242)
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from investment transactions	(1,326,437)	(4,752,079)
Net realized gains (losses) from in-kind transactions	3,653,856	6,571,748
Change in unrealized appreciation (depreciation) on investments	327,899	5,837,308
Net Realized and Unrealized Gains (Losses):	2,655,318	7,656,977
Change in Net Assets Resulting From Operations	$2,626,194	$7,411,735

(a) Commencement of operations was October 1, 2024.

Statements of Operations (continued)For the year ended September 30, 2025

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 13

Statements of Changes in Net AssetsSeptember 30, 2025

	Mindful Conservative ETF		Adaptive Core ETF
	Year ended September 30, 2025	Year ended September 30, 2024	Year ended September 30, 2025	Year ended September 30, 2024
From Investment Activities:
Operations:
Net investment income (loss)	$935,313	$1,453,507	$(86,383)	$(45,904)
Net realized gains (losses) from investments and in-kind transactions	1,021,794	1,920,846	920,735	4,735,288
Change in unrealized appreciation (depreciation) on investments	(626,874)	1,802,154	(588,352)	2,260,461
Change in net assets resulting from operations	1,330,233	5,176,507	246,000	6,949,845
Distributions to Shareholders From:
Earnings	(989,660)	(3,621,537)	—	(819,624)
Change in net assets from distributions	(989,660)	(3,621,537)	—	(819,624)
Capital Transactions:
Proceeds from shares issued	20,686,998	16,486,901	10,602,284	35,614,591
Cost of shares redeemed	(38,160,464)	(53,378,675)	(26,780,913)	(61,230,926)
Change in net assets from capital transactions	(17,473,466)	(36,891,774)	(16,178,629)	(25,616,335)
Change in net assets	(17,132,893)	(35,336,804)	(15,932,629)	(19,486,114)
Net Assets:
Beginning of period	46,444,927	81,781,731	27,915,713	47,401,827
End of period	$29,312,034	$46,444,927	$11,983,084	$27,915,713
Share Transactions:
Issued	950,000	775,000	475,000	1,700,000
Redeemed	(1,750,000)	(2,500,000)	(1,225,000)	(2,950,000)
Change in shares	(800,000)	(1,725,000)	(750,000)	(1,250,000)

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 14

Statements of Changes in Net Assets (continued)September 30, 2025

	Mohr Sector Nav ETF		Mohr Company Nav ETF
	Year ended September 30, 2025	Year ended September 30, 2024	Year ended September 30, 2025(a)
From Investment Activities:
Operations:
Net investment income (loss)	$(29,124)	$153,675	$(245,242)
Net realized gains (losses) from investments and in-kind transactions	2,327,419	7,971,954	1,819,669
Change in unrealized appreciation (depreciation) on investments	327,899	2,425,125	5,837,308
Change in net assets resulting from operations	2,626,194	10,550,754	7,411,735
Distributions to Shareholders From:
Earnings	(292,063)	(1,783,040)	—
Change in net assets from distributions	(292,063)	(1,783,040)	—
Capital Transactions:
Proceeds from shares issued	30,028,672	83,766,550	74,072,797
Cost of shares redeemed	(71,543,576)	(87,096,378)	(45,781,274)
Change in net assets from capital transactions	(41,514,904)	(3,329,828)	28,291,523
Change in net assets	(39,180,773)	5,437,886	35,703,258
Net Assets:
Beginning of period	64,261,593	58,823,707	—
End of period	$25,080,820	$64,261,593	$35,703,258
Share Transactions:
Issued	950,000	2,825,000	2,890,000
Redeemed	(2,300,000)	(3,025,000)	(1,710,000)
Change in shares	(1,350,000)	(200,000)	1,180,000

(a) Commencement of operations was October 1, 2024.

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 15

Financial Highlights

Mindful Conservative ETF	Year ended September 30, 2025	Year ended September 30, 2024	Year ended September 30, 2023		November 2, 2021(a) through September 30, 2022
Net Asset Value, Beginning of Period	$21.86	$21.24	$21.41		$25.00

Net Investment Income (Loss)(b)	0.54	0.54	0.63		(0.09)
Net Realized and Unrealized Gains (Losses) on Investments	0.30	1.41	(0.74)		(3.50)
Total from Investment Activities	0.84	1.95	(0.11)		(3.59)

Distributions from Net Investment Income	(0.58)	(1.33)	(0.06)		—
Distributions from Net Realized Gains on Investments	—	—	—		—
Total Distributions	(0.58)	(1.33)	(0.06)		—
Net Asset Value, End of Period	$22.12	$21.86	$21.24		$21.41
Net Assets at End of Period (000’s)	$29,312	$46,445	$81,782		$95,812

Total Return at NAV(c)(d)	3.92%	9.47%	(0.49)%		(14.36)%
Ratio of Operating Expenses to Average Net Assets(e)(f)	1.31%	1.08%	0.96%		1.05%
Ratio of Net Investment Income (Loss) to Average Net Assets(e)(g)	2.47%	2.51%	2.94%		(0.47)%
Portfolio Turnover(d)(h)	336%	314%	260	%(i)	665%

(a) Commencement of operations.

(b) Calculated based on average shares method.

(c) Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value.  This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d) Not annualized for periods less than one year.

(e) Annualized for periods less than one year.

(f) Excludes expenses of the investment companies in which the Fund invests.

(g) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies.

(h) Excludes the impact of in-kind transactions.

(i) Portfolio Turnover decreased significantly this year due to the Fund holding higher positions in cash or cash alternatives for a longer period of time than usual due to risk mitigation. As a result, trading activity was reduced dramatically compared to more active periods.

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 16

Financial Highlights (continued)

Adaptive Core ETF	Year ended September 30, 2025	Year ended September 30, 2024	Year ended September 30, 2023		November 2, 2021(a) through September 30, 2022
Net Asset Value, Beginning of Period	$21.89	$18.77	$19.43		$25.00

Net Investment Income (Loss)(b)	(0.10)	(0.02)	0.28		(0.04)
Net Realized and Unrealized Gains (Losses) on Investments	1.03	3.55	(0.94)		(5.53)
Total from Investment Activities	0.93	3.53	(0.66)		(5.57)

Distributions from Net Investment Income	—	(0.41)	—(c)		—
Distributions from Net Realized Gains on Investments	—	—	—		—
Total Distributions	—	(0.41)	—(c)		—
Net Asset Value, End of Period	$22.82	$21.89	$18.77		$19.43
Net Assets at End of Period (000’s)	$11,983	$27,916	$47,402		$69,463

Total Return at NAV(d)(e)	4.25%	18.97%	(3.37)%		(22.28)%
Ratio of Operating Expenses to Average Net Assets(f)(g)	1.81%	1.20%	1.02%		1.09%
Ratio of Net Investment Income (Loss) to Average Net Assets(f)(h)	(0.47)%	(0.12)%	1.41%		(0.23)%
Portfolio Turnover(e)(i)	348%	451%	425	%(j)	1,180%

(a) Commencement of operations.

(b) Calculated based on average shares method.

(c) Amount is less than $0.005.

(d) Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value.  This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e) Not annualized for periods less than one year.

(f) Annualized for periods less than one year.

(g) Excludes expenses of the investment companies in which the Fund invests.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies.

(i) Excludes the impact of in-kind transactions.

(j) Portfolio Turnover decreased significantly this year due to the Fund holding higher positions in cash or cash alternatives for a longer period of time than usual due to risk mitigation. As a result, trading activity was reduced dramatically compared to more active periods.

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 17

Financial Highlights (continued)

Mohr Sector Nav ETF	Year ended September 30, 2025	Year ended September 30, 2024	January 10, 2023(a) through September 30, 2023
Net Asset Value, Beginning of Period	$30.97	$25.86	$25.00

Net Investment Income (Loss)(b)	(0.03)	0.09	0.14
Net Realized and Unrealized Gains (Losses) on Investments(c)	3.93	5.92	0.72
Total from Investment Activities	3.90	6.01	0.86

Distributions from Net Investment Income	(0.15)	(0.09)	—
Distributions from Net Realized Gains on Investments	(0.13)	(0.81)	—
Total Distributions	(0.28)	(0.90)	—
Net Asset Value, End of Period	$34.59	$30.97	$25.86
Net Assets at End of Period (000’s)	$25,081	$64,262	$58,824

Total Return at NAV(d)(e)	12.73%	23.70%	3.43%
Ratio of Operating Expenses to Average Net Assets(f)(g)(h)	1.49%	1.04%	1.21%
Ratio of Net Investment Income (Loss) to Average Net Assets(f)(i)	(0.11)%	0.32%	0.72%
Portfolio Turnover(e)(j)	342%	523%	537%

(a) Commencement of operations.

(b) Calculated based on average shares method.

(c) Realized and unrealized gains per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not accord with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(d) Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value.  This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e) Not annualized for periods less than one year.

(f) Annualized for periods less than one year.

(g) Excludes expenses of the investment companies in which the Fund invests.

(h) If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies.

(j) Excludes the impact of in-kind transactions.

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 18

Financial Highlights (continued)

Mohr Company Nav ETF	Year ended September 30, 2025(a)
Net Asset Value, Beginning of Period	$25.00

Net Investment Income (Loss)(b)	(0.17)
Net Realized and Unrealized Gains (Losses) on Investments(c)	5.43
Total from Investment Activities	5.26

Distributions from Net Investment Income	—
Distributions from Net Realized Gains on Investments	—
Total Distributions	—
Net Asset Value, End of Period	$30.26
Net Assets at End of Period (000’s)	$35,703

Total Return at NAV(d)	21.03%
Ratio of Operating Expenses to Average Net Assets(e)(f)	1.31%
Ratio of Net Investment Income (Loss) to Average Net Assets(e)(g)	(0.62)%
Portfolio Turnover(h)	317%

(a) Commencement of operations was October 1, 2024.

(b) Calculated based on average shares method.

(c) Realized and unrealized gains per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not accord with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(d) Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value.  This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e) Annualized for periods less than one year.

(f) Excludes expenses of the investment companies in which the Fund invests.

(g) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies.

(h) Excludes the impact of in-kind transactions.

Annual Financial Statements and Other Information | 19

Notes to Financial StatementsSeptember 30, 2025

(1) Organization

Collaborative Investment Series Trust (the “Trust”) was organized on July 26, 2017, as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and thus is determined to be an investment company for accounting purposes. The Trust is comprised of several funds and is authorized to issue an unlimited number of shares of beneficial interest (“Shares”) in one or more series representing interests in separate portfolios of securities. The accompanying financial statements are those of Mindful Conservative ETF, Adaptive Core ETF, Mohr Sector Nav ETF, and Mohr Company Nav ETF (each a “Fund” and collectively, the “Funds”). The Funds are diversified actively-managed exchange-traded funds. The Funds’ prospectus provides a description of the Funds’ investment objectives, policies, and strategies. The assets of the Funds are segregated and a shareholder’s interest is limited to the Fund in which shares are held. Mohr Company Nav ETF commenced operations on October 1, 2024.

Under the Trust’s organizational documents, its officers and Board of Trustees (the “Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

The Funds included herein are deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of each Fund are used by the investment manager to make investment decisions, and the results of the operations, as shown in the statement of operations and the financial highlights for the Funds is the information utilized for the day-to-day management of the Funds. Due to the significance of oversight and their role, the investment adviser is deemed to be the Chief Operating Decision Maker for the Funds.

(2) Significant Accounting Policies

Shares of the Funds are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe”). Market prices for the Shares may be different from their net asset value (“NAV”). Each Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of shares, or multiples thereof, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Shares of each Fund may only

Annual Financial Statements and Other Information | 20

Notes to Financial Statements (continued)September 30, 2025

be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with Paralel Distributors LLC (the “Distributor”). Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds.

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations for the period. Actual results could differ from those estimates.

A. Investment Valuations

The Funds hold investments at fair value. Fair value is defined as the price that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security values are ordinarily obtained through the use of independent pricing services in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures adopted by the Board. Pursuant to these procedures, the Funds may use a pricing service, bank, or broker-dealer experienced in such matters to value the Funds’ securities. If market quotations are not readily available, securities will be valued at their fair market as determined using the fair value procedures approved by the Board. The Board has delegated the execution of these procedures to Retireful, LLC (the “Advisor”), as fair value designee. The fair valuation process is designed to value the subject security at the price the Funds would reasonably expect to receive upon its current sale. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

Annual Financial Statements and Other Information | 21

Notes to Financial Statements (continued)September 30, 2025

The Trust uses a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

• Level 1 - Quoted prices in active markets for identical assets that the Funds have the ability to access

• Level 2 - Other observable pricing inputs at the measurement date (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 - Significant unobservable pricing inputs at the measurement date (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Common stocks and exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

The Funds did not hold any Level 2 or Level 3 investments as of September 30, 2025.

The following table summarizes the Funds’ investments, based on their valuation inputs, as of September 30, 2025, while the breakdown, by category, of investments is disclosed in the Portfolio of Investments for the Funds:

	Level 1	Total Investments
Mindful Conservative ETF
Exchange-Traded Funds	$28,782,943	$28,782,943
Total Investments	28,782,943	28,782,943

Adaptive Core ETF
Common Stocks(a)	$9,580,728	$9,580,728
Exchange-Traded Funds	2,244,674	2,244,674
Total Investments	11,825,402	11,825,402

Annual Financial Statements and Other Information | 22

Notes to Financial Statements (continued)September 30, 2025

	Level 1	Total Investments
Mohr Sector Nav ETF
Exchange-Traded Funds	$24,479,232	$24,479,232
Total Investments	24,479,232	24,479,232

Mohr Company Nav ETF
Common Stocks(a)	$35,018,710	$35,018,710
Total Investments	35,018,710	35,018,710

(a) Please see the Portfolio of Investments for industry classifications.

B. Security Transactions and Related Income

Investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Securities’ gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends and dividend expense, less foreign tax withholding, if any, are recorded on the ex-dividend date. Investment income from non-U.S. sources received by the Funds is generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

The Funds may own shares of ETFs that may invest in real estate investments trusts (‘’REITs’’) which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the Funds.

C. Cash

Idle cash may be swept into various interest-bearing overnight demand deposits and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed the United States federally insured limit of $250,000. Amounts swept overnight are available on the next business day.

D. Dividends and Distributions to Shareholders

Distributions are recorded on the ex-dividend date. The Funds intend to distribute to their shareholders net investment income, if any, at least quarterly and net realized capital gains, if any, at least annually. The amount of dividends from net investment income and net realized gains is determined in

Annual Financial Statements and Other Information | 23

Notes to Financial Statements (continued)September 30, 2025

accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., distributions and income received from pass-through investments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification.

In addition, the Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share.

E. Allocation of Expenses

Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributable to a fund are allocated proportionally among all funds within the Trust in relation to the net assets of each fund or on another reasonable basis.

(3) Investment Advisory and Other Contractual Services

A. Investment Advisory Fees

The Advisor serves as the Funds’ investment advisor pursuant to investment advisory agreements. Subject at all times to the oversight and approval of the Board, the Advisor is responsible for the overall management of the Funds. The Funds pay the Advisor a management fee of 0.70% of each Fund’s average daily net assets, calculated daily and paid monthly.

B. Administration, Custodian, Transfer Agent and Accounting Fees

Citi Fund Services Ohio, Inc. serves as the sub-administrator, fund accountant, and dividend disbursing agent for the Funds pursuant to a Services Agreement. Citibank, N.A. serves as the custodian and transfer agent of the Funds pursuant to a Global Custodial and Agency Services Agreement.

Collaborative Fund Services LLC (“CFS”) serves as the administrator for the Funds and provides the Funds with various administrative services. For these services, the Funds pay CFS an administrative fee that is the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets.

C. Distribution and Shareholder Services Fees

Paralel Distributors LLC is the principal underwriter and distributor for the Funds’ Shares. The Distributor is compensated by the Advisor in accordance with an ETF Distribution Agreement between the Advisor and the Distributor.

Annual Financial Statements and Other Information | 24

Notes to Financial Statements (continued)September 30, 2025

D. Compliance Services

Beacon Compliance Consulting provides compliance services to the Trust and receives a monthly fee paid by the Funds for these services.

E. Treasurer Fees

The Treasurer of the Trust receives a fee that is calculated monthly using each Funds’ net assets at month-end and is paid by the Funds on a quarterly basis as previously approved by the Board. During the year ended September 30, 2025, the Funds paid a total of $10,125  to the Treasurer.

F. General

Certain trustees and officers of the Trust are officers, directors and/or trustees of the above companies and, except for the Treasurer, receive no compensation from the Funds for their services.

(4) Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the year ended September 30, 2025, were as follows:

	Purchases	Sales
Mindful Conservative ETF	$125,626,782	$124,158,155
Adaptive Core ETF	65,118,373	62,592,820
Mohr Sector Nav ETF	100,582,839	96,120,156
Mohr Company Nav ETF	112,998,226	112,356,373

Purchases and sales of in-kind transactions for the year ended September 30, 2025, were as follows:

	Purchases	Sales
Mindful Conservative ETF	$20,201,105	$39,279,345
Adaptive Core ETF	10,199,196	28,115,609
Mohr Sector Nav ETF	28,851,966	69,508,130
Mohr Company Nav ETF	72,427,204	45,934,698

There were no purchases or sales of U.S. government securities during the year ended September 30, 2025.

(5) Capital Share Transactions

Shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail on the Statements of Changes in Net Assets.

Annual Financial Statements and Other Information | 25

Notes to Financial Statements (continued)September 30, 2025

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated basket of securities, which constitutes an optimized representation of the securities of that Fund’s specified universe and an amount of cash. Investors purchasing and redeeming Creation Units may be charged a transaction fee to cover the transfer and other transactional costs it incurs to issue or redeem Creation Units. The transaction fees for each Fund are listed below:

	Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases(a)
Mindful Conservative ETF	$250	2.00%
Adaptive Core ETF	250	2.00%
Mohr Sector NAV ETF	250	2.00%
Mohr Company NAV ETF	250	2.00%

(a) As a percentage of the amount invested.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable on the Statements of Assets and Liabilities. As of September 30, 2025, there were no unsettled in-kind capital transactions.

(6) Federal Income Taxes

It is the policy of each Fund to qualify and continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management of the Funds has reviewed the tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including U.S. federal (i.e., all open tax years and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

As of and during the  year ended September 30, 2025, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the tax year ended September 30, 2025, the Funds did not incur any interest or penalties.

Annual Financial Statements and Other Information | 26

Notes to Financial Statements (continued)September 30, 2025

As of the tax year ended September 30, 2025, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Funds were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Mindful Conservative ETF	$28,482,575	$316,492	$(16,124)	$300,368
Adaptive Core ETF	10,920,634	1,069,582	(164,814)	904,768
Mohr Sector Nav ETF	22,332,213	2,147,019	—	2,147,019
Mohr Company Nav ETF	29,186,525	6,109,951	(277,676)	5,832,275

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to wash sale activity.

The tax character of distributions paid during the tax year ended September 30, 2024 and September 30, 2025, were as follows:

	Distributions Paid From
	Ordinary Income	Net Capital Gains	Total Taxable Distributions	Total Distributions Paid
Mindful Conservative ETF
2024	$3,621,537	$—	$3,621,537	$3,621,537
2025	989,660	—	989,660	989,660
Adaptive Core ETF
2024	819,624	—	819,624	819,624
2025	—	—	—	—
Mohr Sector Nav ETF
2024	1,783,040	—	1,783,040	1,783,040
2025	292,063	—	292,063	292,063
Mohr Company Nav ETF
2025	—	—	—	—

As of the tax year ended September 30, 2025, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Distributable Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Losses)
Mindful Conservative ETF	$15,489	$—	$15,489	$(5,175,705)	$300,368	$(4,859,848)
Adaptive Core ETF	—	—	—	(14,206,189)	904,768	(13,301,421)
Mohr Sector Nav ETF	—	—	—	(1,343,069)	2,147,019	803,950
Mohr Company Nav ETF	—	—	—	(4,933,669)	5,832,275	898,606

Annual Financial Statements and Other Information | 27

Notes to Financial Statements (continued)September 30, 2025

As of the tax year ended September 30, 2025, the following Funds have net capital loss carryforwards not subject to expiration as summarized in the table below.

	Short Term Amount	Long Term Amount	Total
Mindful Conservative ETF	$5,143,731	$31,974	$5,175,705
Adaptive Core ETF	14,113,453	—	14,113,453
Mohr Sector Nav ETF	1,313,945	—	1,313,945
Mohr Company Nav ETF	4,747,538	—	4,747,538

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of the fiscal year ended September 30, 2025, the Funds deferred losses are as follows:

Late Year Ordinary Loss Deferred
Adaptive Core ETF	$92,736
Mohr Sector Nav ETF	29,124
Mohr Company Nav ETF	186,131

Permanent Tax Differences:

As of the tax year ended September 30, 2025, the following reclassifications were made on the Statements of Assets and Liabilities, relating primarily to redemptions in-kind:

	Total Distributable Earnings/(Loss)	Paid in Capital
Mindful Conservative ETF	$(1,523,216)	$1,523,216
Adaptive Core ETF	(2,444,949)	2,444,949
Mohr Sector Nav ETF	(3,636,068)	3,636,068
Mohr Company Nav ETF	(6,513,129)	6,513,129

(7) Investment Risks

ETF Risk

The NAV of a fund can fluctuate up or down, and you could lose money investing in the Fund if the prices of the securities owned by the Fund decline. In addition, each Fund may be subject to the following risks; (1) the market price of the Fund’s shares may trade above or below its NAV; (2) an active trading market for the Fund’s shares may not develop or be maintained; or (3) trading of the Fund’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange,

Annual Financial Statements and Other Information | 28

Notes to Financial Statements (continued)September 30, 2025

or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Market and Geopolitical Risk

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Funds may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.

Additional investment risks are outlined in each Fund’s prospectus.

(8) Concentration of Investments

As of September 30, 2025, the Mohr Sector Nav ETF’s investment in the SPDR S&P 500 ETF Trust represented 45% of the Fund’s net assets. The financial statements of the SPDR S&P 500 ETF Trust can be found by accessing the fund’s website at https://www.ssga.com.

(9) Segment Reporting

The Funds adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures during the period. Adoption of the new standard impacted financial statement disclosures only and did not affect the Funds’ financial position or their results of operations. Subject to the oversight and, when applicable, approval of the Board, the Advisor acts as the Funds’ chief operating decision maker (“CODM”) and is responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Funds have a single operating segment based on the fact that the CODM monitors the operating

Annual Financial Statements and Other Information | 29

Notes to Financial Statements (continued)September 30, 2025

results of the Funds as a whole and the Funds’ long-term strategic asset allocation are determined in accordance with the terms of their prospectus, based on a defined investment strategy which is executed by the Funds’ portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented in the Funds’ financial statements.

(10) New Accounting Pronouncement

In December 2023, the FASB issued Accounting Standards update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. ASU 2023-09 is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. Fund Management is evaluating the impacts of these changes on the Funds’ financial statements.

(11) Subsequent Events

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, no additional disclosures or adjustments were required to the financial statements as of September 30, 2025.

Annual Financial Statements and Other Information | 30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Mohr Funds and
Board of Trustees of Collaborative Investment Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Mindful Conservative ETF, Adaptive Core ETF, Mohr Sector Nav ETF, and Mohr Company Nav ETF (the “Funds”), each a series of Collaborative Investment Series Trust, as of September 30, 2025, the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2025, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Mindful Conservative ETF and Adaptive Core ETF	For the year ended September 30, 2025	For the years ended September 30, 2025 and 2024	For the years ended September 30, 2025, 2024, and 2023, and for the period November 2, 2021 (commencement of operations) through September 30, 2022
Mohr Sector Nav ETF	For the year ended September 30, 2025	For the year ended September 30, 2025 and 2024	For the year ended September 30, 2025 and 2024, and for the period January 10, 2023 (commencement of operations) through September 30, 2023
Mohr Company Nav ETF	For the period from October 1, 2024 (commencement of operations) through September 30, 2025

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

Annual Financial Statements and Other Information | 31

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2022.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
November 26, 2025

Annual Financial Statements and Other Information | 32

Additional InformationSeptember 30, 2025 (Unaudited)

Other Federal Income Tax Information:

During the fiscal year ended September 30, 2025, the Funds declared short-term realized gain distributions in the following amount:

Short-Term Capital Gains
Mohr Sector Nav ETF	$138,388

During the fiscal year ended September 30, 2025, the following percentage of the total ordinary income distributions paid by the Funds qualifies for the distributions received deduction available to corporate shareholders:

Distributions Received Deduction
Mindful Conservative ETF	11.16%
Mohr Sector Nav ETF	83.10%

During the fiscal year ended September 30, 2025, the percentage of Qualified Dividend Income is as follows:

Qualified Dividend Income
Mindful Conservative ETF	12.43%
Mohr Sector Nav ETF	84.60%

During the fiscal year ended September 30, 2025, the following Funds designated the maximum amount allowable as interest-related dividends for certain non-U.S.resident investors:

Qualified Interest Income
Mindful Conservative ETF	1.24%

Proxy Voting:

Information regarding how the Funds voted proxies related to portfolio securities for the most recent twelve-month period ended June 30, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by (i) calling 1-866-464-6608; (ii) by visiting http://www.mohrfunds.com; or (iii) referring to the Securities and Exchange Commission’s website at http://www.sec.gov.

Annual Financial Statements and Other Information | 33

Items 8-11 (Unaudited)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not Applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not Applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Refer to the financial statements included herein.

Annual Financial Statements and Other Information | 34

Item 11 - Statement Regarding Basis for Approval of Investment Advisory Contract (Unaudited)

Renewal of the Investment Advisory Agreements with Retireful LLC

In connection with the meeting of the Board of Trustees (the “Board”) of Collaborative Investment Series Trust (the “Trust”) held on August 21, 2025 (the “Meeting”), the Board, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreements between Retireful LLC (“Retireful”) and the Trust, with respect to Adaptive Core ETF, Mindful Conservative ETF, Mohr Sector ETF and Mohr Company Nav ETF ( each a “Fund,” and collectively, the “Funds”). In considering the renewal of the investment advisory agreements, the Board received materials specifically relating to the investment advisory agreements.

The Board reviewed and discussed the materials that were provided in advance of the Meeting and deliberated on the renewal of the investment advisory agreements between Retireful and the Trust. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the investment advisory agreements on behalf of the Funds and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the investment advisory agreements.

Nature, Extent and Quality of Services. The Board reviewed the key personnel servicing the Funds. The Board observed the investment advisory services provided by Retireful, including the selection of investments, placing orders and trades, monitoring best execution, overseeing fair valuations of securities and monitoring compliance with the Funds’ prospectuses. The Board reviewed Retireful’s practices for monitoring compliance with the Funds’ investment limitations. The Board acknowledged that Retireful selected broker-dealers based on best execution among various factors. The Board noted that Retireful did not report any material compliance issues, material litigation or administrative action, nor any regulatory examinations since the last renewal of the advisory agreement. The Board concluded that it expected Retireful to continue to provide satisfactory service to the Funds and their shareholders.

Performance.

Adaptive Core ETF. The Board observed that the Adaptive Core ETF underperformed its benchmark index, S&P 500 Index, for the 1-year and since inception periods ended June 30, 2025 with net returns of 4.07% and -2.21%, respectively. The Board acknowledged Retireful’s explanation that the underperformance was attributed to the Fund being value-tilted and its

Annual Financial Statements and Other Information | 35

Item 11 - Statement Regarding Basis for Approval of Investment Advisory Contract (Unaudited)

fixed income holdings. The Board further acknowledged Retireful’s plans for adjustments of the Fund’s investment process. The Board concluded that the Fund’s performance was acceptable.

Mindful Conservative ETF. The Board observed that the Mindful Conservative ETF underperformed its benchmark index, the Dow Jones U.S. Moderately Conservative Portfolio Index, and its broad-based index, the Bloomberg U.S. Aggregate Bond Index, for the 1-year period ended June 30, 2025. The Board further observed that the Fund underperformed its benchmark index but outperformed its broad-based index since inception. The Board acknowledged Retireful’s explanation that the underperformance compared to the benchmark index could be attributed to the difference in the allocation compared to the benchmark index. The Board further acknowledged Retireful’s explanation that the underperformance compared to the broad-based index for the 1-year period could be attributed to the volatility bond market due to duration risk. The Board concluded that the Fund’s performance was acceptable.

Mohr Company Nav ETF. The Board observed that the Fund outperformed its benchmark, the S&P 500 Index, with a 9.16% return for the since inception period ended June 30, 2025. The Board concluded that the Fund’s performance was satisfactory.

Mohr Sector Nav ETF. The Board observed that the Mohr Sector Nav underperformed its broad-based benchmark index, the Morningstar U.S. Large-Mid Cap Index, over the 1-year and since inception periods ended June 30, 2025. The Board further observed that the Fund outperformed its benchmark index, Invesco S&P 500 Equal Weight RSP Index, over the same periods. The Board acknowledged Retireful’s assertion that the underperformance compared to the benchmark index was due to the index’s concentration and the market favoring concentration in the past year. The Board concluded that the Fund’s performance was acceptable.

Fees and Expenses.

Adaptive Core ETF. The Board noted that the advisory fee with respect to the Adaptive Core ETF of 0.70% was below the average of its peer group selected by Retireful. The Board observed that the net expense ratio of 1.70% was above the average of its peer group. The Board acknowledged Retireful’s explanation that the work and resources Retireful provided to the Fund justified the advisory fee and expenses. The Board concluded that the advisory fee was not unreasonable.

Mindful Conservative ETF. The Board noted that the advisory fee of 0.70% and net expense ratio of 1.28% with respect to Mindful Conservative ETF were below the averages of its peer group selected by Retireful. The Board concluded that the advisory fee was not unreasonable.

Annual Financial Statements and Other Information | 36

Mohr Company Nav ETF. The Board noted that the advisory fee of 0.70% with respect to Mohr Company Nav ETF was below the average of its peer group selected by Retireful. The Board observed that the net expense ratio of 1.28% was in line with the average of its peer group. The Board concluded that the advisory fee was not unreasonable.

Mohr Sector Nav ETF. The Board noted that the advisory fee of 0.70% with respect to Mohr Sector Nav ETF was slightly above the average of its peer group selected by Retireful. The Board further observed that the net expense ratio was above the average of its peer group. The Board acknowledged Retireful’s explanation that the Fund’s asset class has a limited number of peers and the peer group included funds with larger assets under management than the Fund. The Bord further acknowledged Retireful’s comment that the peer funds with similar assets had similar expense ratios. The Board observed that the net expense ratio of 1.28% was in line with the average of its peer group. The Board concluded that the advisory fee was not unreasonable.

Profitability. The Board reviewed the profitability analysis for each Fund provided by Retireful and noted that Retireful earned a modest profit with regard to its management of the Funds. After discussion, the Board determined that excessive profitability was not an issue for Retireful at this time.

Economies of Scale. The Board considered whether economies of scale would be realized in connection with the services provided to the Funds by Retireful. The Board noted that there were no breakpoints at this time. The Board discussed Retireful’s position on breakpoints and agreed to continue to monitor each Fund’s asset levels and revisit the matter as the Funds continued to grow.

Conclusion. Having requested and received such information from Retireful as the Board believed to be reasonably necessary to evaluate the terms of the investment advisory agreements, and as assisted by the advice of independent counsel, the Board determined that approval of the renewal of the investment advisory agreements was in the best interests of the Funds and their shareholders.

Item 11 - Statement Regarding Basis for Approval of Investment Advisory Contract (Unaudited)

Annual Financial Statements and Other Information

Rareview Dynamic Fixed Income ETF (RDFI)

Rareview Tax Advantaged Income ETF (RTAI)

Rareview Systematic Equity ETF (RSEE)

Rareview Total Return Bond ETF (RTRE)

September 30, 2025

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 3

Portfolio of InvestmentsSeptember 30, 2025

Rareview Dynamic Fixed Income ETF

Shares		Fair Value ($)
Closed-End Funds — 78.1%
2,660	Aberdeen Asia-Pacific Income Fund, Inc.	43,331
374,952	Allspring Income Opportunities Fund	2,628,413
138,651	Allspring Multi-Sector Income Fund	1,328,277
91,664	BlackRock Core Bond Trust	911,140
180,294	BlackRock Credit Allocation Income Trust	1,992,249
26,762	BlackRock Income Trust, Inc.	300,805
78,877	BlackRock Multi Sector Income Trust	1,056,163
139,452	BlackRock Municipal Income Trust	1,401,493
156,741	BlackRock Municipal Income Trust II	1,637,943
144,065	BlackRock MuniHoldings Fund, Inc.	1,692,764
175,799	BlackRock MuniYield Fund, Inc.	1,856,437
170,450	BlackRock MuniYield Quality Fund III, Inc.	1,888,586
30,205	BrandywineGLOBAL Global Income Opportunities Fund, Inc.	262,179
190,901	Brookfield Real Assets Income Fund, Inc.	2,550,437
100,280	Cohen & Steers Limited Duration Preferred and Income Fund, Inc.	2,173,068
8,440	Cohen & Steers Tax-Advantaged Preferred Securities & Income Fund	172,260
22,859	Doubleline Yield Opportunities Fund	344,714
55,128	First Trust Intermediate Duration Preferred & Income Fund	1,055,701
190,486	Franklin Ltd Duration Income Trust	1,213,396
130,999	Invesco Municipal Opportunity Trust	1,266,760
118,437	Invesco Municipal Trust	1,142,917
101,214	Invesco Quality Municipal Income Trust	996,958
50,500	KKR Income Opportunities Fund	636,300
647,433	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	3,483,190
143,222	Neuberger Berman Municipal Fund, Inc.	1,478,051
50,474	Nuveen AMT-Free Municipal Credit Income Fund	620,325
49,086	Nuveen Variable Rate Preferred & Income Fund	979,757
51,876	PGIM Short Duration High Yield Opportunities Fund	867,367
61,864	PIMCO Dynamic Income Strategy Fund	1,542,270
458,981	Templeton Emerging Markets Income Fund	2,845,682

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 4

Portfolio of Investments (continued)September 30, 2025

Rareview Dynamic Fixed Income ETF

Shares		Fair Value ($)
Closed-End Funds — 78.1% (continued)
379,417	Western Asset Emerging Markets Debt Fund, Inc.	3,915,583
44,181	Western Asset Global High Income Fund, Inc.	291,595
114,787	Western Asset Managed Municipals Fund, Inc.	1,186,898
Total Closed-End Funds (Cost $43,524,414)		45,763,009

Exchange-Traded Funds — 18.6%
67,687	Angel Oak Income ETF	1,415,335
76,349	First Trust Emerging Markets Local Currency Bond ETF	2,240,080
6,841	iShares 5-10 Year Investment Grade Corporate Bond ETF	370,030
45,961	iShares Broad USD High Yield Corporate Bond ETF	1,736,407
1,815	iShares iBoxx $ Investment Grade Corporate Bond ETF	202,318
46,423	F/m US Treasury 3 Month Bill ETF	2,321,150
129,930	VanEck Emerging Markets High Yield Bond ETF	2,605,096
Total Exchange-Traded Funds (Cost $10,852,214)		10,890,416

Purchased Options Contracts — 0.7%(a)
Total Purchased Options Contracts (Cost $337,105)		399,506

Total Investments — 97.4% (Cost $54,713,733)		57,052,931
Other Assets in Excess of Liabilities — 2.6%		1,513,484
Net Assets — 100.0%		58,566,415

(a) See Purchased Options Contracts

AMT — Alternative Minimum Tax

ETF — Exchange-Traded Fund

PIMCO — Pacific Investment Management Company

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 5

Portfolio of Investments (continued)September 30, 2025

Rareview Dynamic Fixed Income ETF

Futures Contracts

At September 30, 2025, the Fund’s open futures contracts were as follows:

Futures Contracts Purchased

Description	Number of Contracts	Expiration Date	Notional Amount (000)($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Brazil Real Futures	63	10/31/25	1,175	1,175,265	4,569
					4,569

Written Options Contacts

Exchange-traded options on future contracts written as of September 30, 2025 were as follows:

Description	Put/ Call	Number of Contracts	Notional Amount (000)($)(a)	Premiums Received ($)	Strike Price ($)	Expiration Date	Value ($)
3 Month SOFR Options	Call	5,811	1,405,536	132,299	96.75	12/12/25	(181,594)
(Total Premiums Received $132,299)							(181,594)

Purchased Options Contracts

Exchange-traded options on futures contracts purchased as of September 30, 2025 were as follows:

Description	Put/ Call	Number of Contracts	Notional Amount (000)($)(a)	Cost ($)	Strike Price ($)	Expiration Date	Value ($)
3 Month SOFR Options	Call	5,811	1,401,904	337,105	96.50	12/12/25	399,506
(Total Cost $337,105)							399,506

(a) Notional amount is expressed as the number of contracts multiplied by contract size multiplied by the strike price of the underlying asset.

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 6

Portfolio of InvestmentsSeptember 30, 2025

Rareview Tax Advantaged Income ETF

Shares		Fair Value ($)
Closed-End Funds — 98.1%
196,200	BlackRock Municipal Income Trust	1,971,810
156,869	BlackRock Municipal Income Trust II	1,639,281
172,989	BlackRock MuniHoldings Fund, Inc.	2,032,621
191,844	BlackRock MuniYield Fund, Inc.	2,025,873
115,056	BlackRock MuniYield Quality Fund III, Inc.	1,274,820
139,269	Invesco Municipal Opportunity Trust	1,346,731
154,022	Invesco Municipal Trust	1,486,312
147,998	Invesco Quality Municipal Income Trust	1,457,780
182,819	Neuberger Berman Municipal Fund, Inc.	1,886,692
54,734	Nuveen AMT-Free Municipal Credit Income Fund	672,681
187,264	Western Asset Managed Municipals Fund, Inc.	1,936,311
Total Closed-End Funds (Cost $17,327,683)		17,730,912

Purchased Options Contracts — 0.1%(a)
Total Purchased Options Contracts (Cost $58,500)		22,750

Total Investments — 98.2% (Cost $17,386,183)		17,753,662
Other Assets in Excess of Liabilities — 1.8%		330,287
Net Assets — 100.0%		18,083,949

AMT — Alternative Minimum Tax

Written Options Contacts

Exchange-traded options on future contracts written as of September 30, 2025 were as follows:

Description	Put/ Call	Number of Contracts	Notional Amount (000)($)(a)	Premiums Received ($)	Strike Price ($)	Expiration Date	Value ($)
3 Month SOFR Options	Call	520	125,775	26,000	96.75	11/14/25	(9,750)
(Total Premiums Received $26,000)							(9,750)

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 7

Portfolio of Investments (continued)September 30, 2025

Rareview Tax Advantaged Income ETF

Purchased Options Contracts

Exchange-traded options on futures contracts purchased as of September 30, 2025 were as follows:

Description	Put/ Call	Number of Contracts	Notional Amount (000)($)(a)	Cost ($)	Strike Price ($)	Expiration Date	Value ($)
3 Month SOFR Options	Call	520	125,450	58,500	96.50	11/14/25	22,750
(Total Cost $58,500)							22,750

(a) Notional amount is expressed as the number of contracts multiplied by contract size multiplied by the strike price of the underlying asset

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 8

Portfolio of InvestmentsSeptember 30, 2025

Rareview Systematic Equity ETF

Shares		Fair Value ($)
Exchange-Traded Funds — 156.4%
25,336	Invesco QQQ Trust Series 1(a)	15,210,974
303,010	F/m US Treasury 3 Month Bill ETF(b)	15,150,500
310,904	Vanguard FTSE Developed Markets ETF(c)	18,629,368
139,012	Vanguard FTSE Emerging Markets ETF	7,531,670
43,091	Vanguard S&P 500 ETF(d)	26,388,067
29,167	Vanguard Small-Cap ETF	7,416,585
Total Exchange-Traded Funds (Cost $75,430,746)		90,327,164

Total Investments — 156.4% (Cost $75,430,746)		90,327,164
Liabilities Less Other Assets — (56.4%)		(32,569,497)
Net Assets — 100.0%		57,757,667

(a) As of September 30, 2025, investment is 26.3% of the Fund’s net assets.  See Note 8 in the Notes to the Financial Statements.

(b) As of September 30, 2025, investment is 26.2% of the Fund’s net assets.  See Note 8 in the Notes to the Financial Statements.

(c) As of September 30, 2025, investment is 32.3% of the Fund’s net assets.  See Note 8 in the Notes to the Financial Statements.

(d) As of September 30, 2025, investment is 45.7% of the Fund’s net assets.  See Note 8 in the Notes to the Financial Statements.

ETF — Exchange-Traded Fund

FTSE — Financial Times Stock Exchange

S&P — Standard and Poor’s

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 9

Portfolio of InvestmentsSeptember 30, 2025

Rareview Total Return Bond ETF

Face Amount ($)		Fair Value ($)
Asset-Backed Securities — 1.4%
100,000	Aligned Data Centers Issuer LLC Series 2021-1A Class A2 1.94%, 08/15/2046	97,608
60,000	Carmax Auto Owner Trust Series 2022-3 Class C 4.98%, 02/15/2028	60,315
66,492	Dell Equipment Finance Trust Series 2023-3 Class A3 5.93%, 04/23/2029	66,931
100,000	Ford Credit Auto Owner Trust Series 2024-A Class A3 5.09%, 12/15/2028	101,099
215,000	Verizon Master Trust Series 2024-3 Class A1A 5.34%, 04/22/2030	219,710
Total Asset-Backed Securities (Cost $540,285)		545,663

Collateralized Mortgage Obligations — 7.2%
159,333	Angel Oak Mortgage Trust Series 2021-7 Class A1 1.98%, 10/25/2066	139,016
132,479	BRAVO Residential Funding Trust Series 2024-NQM4 Class A1A 4.35%, 01/25/2060	130,640
16,223	COLT Mortgage Loan Trust Series 2020-2R Class A1 1.33%, 10/26/2065	15,247
93,578	COLT Mortgage Loan Trust Series 2021-HX1 Class A1 1.11%, 10/25/2066	81,051
69,234	Flagstar Mortgage Trust Series 2021-4 Class A5 2.50%, 06/01/2051	61,896
119,564	GCAT Trust Series 2021-NQM5 Class A1 1.26%, 07/25/2066	101,362
96,746	GS Mortgage-Backed Securities Trust Series 2021-PJ8 Class A8 2.50%, 01/25/2052	86,608
250,836	JPMorgan Mortgage Trust Series 2017-2 Class B5 3.64%, 05/25/2047	226,231
97,233	JPMorgan Mortgage Trust Series 2018-6 Class B2 3.90%, 12/25/2048	90,119
83,627	JPMorgan Mortgage Trust Series 2019-INV1 Class B3 4.93%, 09/25/2049	81,545
183,969	JPMorgan Mortgage Trust Series 2021-4 Class A11 5.00%, 08/25/2051	170,362
259,628	JPMorgan Mortgage Trust Series 2021-10 Class A11 5.00%, 12/25/2051	243,581
297,993	JPMorgan Mortgage Trust Series 2024-INV1 Class A3 5.50%, 04/25/2055	299,401
108,982	Mello Mortgage Capital Acceptance Series 2021-INV2 Class A4 2.50%, 08/25/2051	97,398

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 10

Portfolio of Investments (continued)September 30, 2025

Rareview Total Return Bond ETF

Face Amount ($)		Fair Value ($)
Collateralized Mortgage Obligations — 7.2% (continued)
137,668	New Residential Mortgage Loan Trust Series 2021-INV2 Class A11 5.00%, 09/25/2051	128,822
255,062	PRKCM Trust Series 2021-AFC2 Class A1 2.07%, 11/25/2056	227,227
68,215	PRMI Securitization Trust Series 2021-1 Class A3B 2.00%, 04/25/2051	59,441
78,942	TRK Trust Series 2021-INV2 Class A1 1.97%, 11/25/2056	71,189
231,455	Wells Fargo Mortgage Backed Securities Trust Series 2021-1 Class B2 2.70%, 12/25/2050	201,076
116,932	Wells Fargo Mortgage Backed Securities Trust Series 2021-2 Class A3 2.50%, 06/25/2051	104,496
76,337	Wells Fargo Mortgage Backed Securities Trust Series 2022-2 Class A2 2.50%, 12/25/2051	63,457
129,050	Wells Fargo Mortgage Backed Securities Trust Series 2022-INV1 Class A4 3.00%, 03/25/2052	117,731
77,563	Wells Fargo Mortgage Backed Securities Trust Series 2022-INV1 Class A2 3.00%, 03/25/2052	67,165
Total Collateralized Mortgage Obligations (Cost $2,821,226)		2,865,061

Collateralized Mortgage-Backed Securities — 6.4%
100,000	BANK 2019-BNK22 Series 2019-BN22 Class A4 2.98%, 11/15/2062	94,355
140,000	BANK 2019-BNK22 Series 2019-BN22 Class B 3.41%, 11/15/2062	128,216
50,000	BANK 2024-BNK47 Series 2024-BNK47 Class C 6.83%, 06/15/2057	51,219
140,000	BANK5 2023-5YR1 Series 2023-5YR1 Class A2 5.78%, 04/15/2056	143,331
260,000	BANK5 2023-5YR1 Series 2023-5YR1 Class D 4.00%, 04/15/2056	230,954
168,716	BBCMS Mortgage Trust Series 2024-C24 Class A1 5.23%, 02/15/2057	170,386
200,000	BBCMS Mortgage Trust Series 2024-5C29 Class A2 4.74%, 09/15/2057	202,091
65,000	Benchmark Mortgage Trust Series 2020-B20 Class B 2.53%, 10/15/2053	51,930

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 11

Portfolio of Investments (continued)September 30, 2025

Rareview Total Return Bond ETF

Face Amount ($)		Fair Value ($)
Collateralized Mortgage-Backed Securities — 6.4% (continued)
100,000	Benchmark Mortgage Trust Series 2024-V7 Class AS 6.53%, 05/15/2056	105,408
127,000	Benchmark Mortgage Trust Series 2024-V7 Class A3 6.23%, 05/15/2056	134,271
240,000	Benchmark Mortgage Trust Series 2024-V5 Class B 6.06%, 01/10/2057	244,561
100,000	Benchmark Mortgage Trust Series 2024-V6 Class AS 6.38%, 03/15/2057	104,717
100,000	BMO Mortgage Trust Series 2024-C9 Class A2 6.76%, 07/15/2057	105,201
76,489	CCUBS Commercial Mortgage Trust Series 2017-C1 Class A3 3.28%, 11/15/2050	74,869
135,000	CSAIL Commercial Mortgage Trust Series 2018-C14 Class A4 4.42%, 11/15/2051	133,977
100,000	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates Series KG02 Class A2 2.41%, 08/25/2029	94,369
100,000	Federal Home Loan Mortgage Corporation Multifamily Structured Pass Through Certificates Series K-158 Class A2 4.05%, 07/25/2033	98,111
11,611	JPMBB Commercial Mortgage Securities Trust Series 2014-C25 Class A5 3.67%, 11/15/2047	11,480
145,000	MED Commercial Mortgage Trust Series 2024-MOB Class A 5.74%, 05/15/2041	144,642
100,000	Morgan Stanley Capital I Trust Series 2019-L2 Class A4 4.07%, 03/15/2052	97,892
110,000	Wells Fargo Commercial Mortgage Trust Series 2016-C34 Class A4 3.10%, 06/15/2049	108,761
Total Collateralized Mortgage-Backed Securities (Cost $2,493,252)		2,530,741

Corporate Bonds — 22.0%
309,000	Appalachian Power Co. 5.65%, 04/01/2034	322,633
99,000	AthenaHealth Group, Inc. 6.50%, 02/15/2030	98,190
316,000	Bank of America Corp. 5.47%, 01/23/2035	329,977
78,000	Beazer Homes USA, Inc. 7.50%, 03/15/2031	79,039
304,000	Boeing Co. (The) 6.13%, 02/15/2033	327,056
317,000	Boston Properties, LP 5.75%, 01/15/2035	324,032
318,000	Citigroup, Inc. 4.91%, 05/24/2033	321,843

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 12

Portfolio of Investments (continued)September 30, 2025

Rareview Total Return Bond ETF

Face Amount ($)		Fair Value ($)
Corporate Bonds — 22.0% (continued)
97,000	Comstock Resources, Inc. 6.75%, 03/01/2029	96,842
88,000	CoreWeave, Inc. 9.25%, 06/01/2030	90,886
307,000	Dell International LLC/EMC Corp. 5.40%, 04/15/2034	316,983
79,000	DIRECTV Financing LLC 8.88%, 02/01/2030	78,345
306,000	Eastman Chemical Co. 5.63%, 02/20/2034	315,125
324,000	EQT Corp. 5.75%, 02/01/2034	339,085
305,000	General Motors Financial Co., Inc. 6.10%, 01/07/2034	320,645
356,000	Goldman Sachs Group, Inc. (The) 4.41%, 04/23/2039	329,245
386,000	GXO Logistics, Inc. 2.65%, 07/15/2031	344,021
307,000	HCA, Inc. 5.60%, 04/01/2034	318,692
269,000	Intel Corp. 5.15%, 02/21/2034	272,736
303,000	Interstate Power and Light Co. 5.70%, 10/15/2033	317,723
448,000	JPMorgan Chase & Co. 3.11%, 04/22/2041	352,067
318,000	Kinder Morgan, Inc. 5.30%, 12/01/2034	324,446
77,000	Kraken Oil & Gas Partners LLC 7.63%, 08/15/2029	76,321
314,000	Morgan Stanley 5.47%, 01/18/2035	327,045
303,000	Ovintiv, Inc. 6.25%, 07/15/2033	319,610
299,000	Patterson-UTI Energy, Inc. 7.15%, 10/01/2033	316,757
308,000	Philip Morris International, Inc. 5.25%, 02/13/2034	318,038
342,000	Pilgrim’s Pride Corp. 4.25%, 04/15/2031	330,557
96,000	Rithm Capital Corp. 8.00%, 04/01/2029	98,262
309,000	State Street Corp. 5.16%, 05/18/2034	320,112
306,000	Tyson Foods, Inc. 5.70%, 03/15/2034	322,443
307,000	U.S. Bancorp 5.68%, 01/23/2035	323,238
78,000	Univision Communications, Inc. 7.38%, 06/30/2030	78,373
321,000	Wells Fargo & Co. 5.61%, 01/15/2044	321,344
Total Corporate Bonds (Cost $8,500,861)		8,771,711

Exchange-Traded Funds — 12.5%
131,806	Rareview Dynamic Fixed Income ETF(a)	3,200,896
49,113	VanEck Emerging Markets High Yield Bond ETF	984,715
11,622	Vanguard Extended Duration Treasury ETF	795,526
Total Exchange-Traded Funds (Cost $4,928,226)		4,981,137

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 13

Portfolio of Investments (continued)September 30, 2025

Rareview Total Return Bond ETF

Face Amount ($)		Fair Value ($)
Municipal Bonds — 0.8%
30,000	City of Dallas (GO) 5.61%, 02/15/2030	31,407
65,000	County of Miami-Dade Transit System (RB) Series B 5.53%, 07/01/2032	66,807
55,000	Metropolitan Transportation Authority (RB) 6.65%, 11/15/2039	59,372
30,000	New York City Municipal Water Finance Authority (RB) 5.88%, 06/15/2044	31,121
60,000	State of California (GO) 7.55%, 04/01/2039	73,206
69,804	State of Illinois (GO) 5.10%, 06/01/2033	71,010
Total Municipal Bonds (Cost $327,393)		332,923

Preferred Stocks — 0.4%
Financials — 0.2%
3,204	Rithm Capital Corp.	78,690
Utilities — 0.2%
4,695	Brookfield Infrastructure Partners, LP	81,693
Total Preferred Stocks (Cost $157,158)		160,383

Treasury Bill — 2.1%
850,000	United States Treasury Bill, 3.95%, 12/11/2025(b)	843,546
Total Treasury Bill (Cost $843,429)		843,546

Treasury Notes — 13.4%
612,000	United States Treasury Note/Bond 3.63%, 08/31/2027	611,976
246,000	United States Treasury Note/Bond 3.38%, 09/15/2028	244,328
1,678,000	United States Treasury Note/Bond 3.63%, 08/31/2030	1,669,348
1,190,000	United States Treasury Note/Bond 3.88%, 08/31/2032	1,186,467
1,263,000	United States Treasury Note/Bond 4.25%, 08/15/2035	1,273,262
372,000	United States Treasury Note/Bond 4.25%, 02/15/2054	343,373
Total Treasury Notes (Cost $5,361,675)		5,328,754

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 14

Portfolio of Investments (continued)September 30, 2025

Rareview Total Return Bond ETF

Face Amount ($)		Fair Value ($)
U.S. Government Agency Mortgages — 33.5%
105,000	Federal Home Loan Banks 5.15%, 11/26/2027	104,995
100,000	Federal Home Loan Banks 5.35%, 09/25/2040	99,546
183,448	Federal Home Loan Mortgage Corporation 4.00%, 01/01/2040	180,467
159,681	Federal Home Loan Mortgage Corporation 3.00%, 02/01/2050	146,694
341,461	Federal Home Loan Mortgage Corporation 2.50%, 09/01/2051	287,832
403,444	Federal Home Loan Mortgage Corporation 2.50%, 10/01/2051	340,080
430,401	Federal Home Loan Mortgage Corporation 2.00%, 01/01/2052	348,698
121,195	Federal Home Loan Mortgage Corporation 2.50%, 02/01/2052	102,479
623,711	Federal Home Loan Mortgage Corporation 2.50%, 04/01/2052	528,052
470,827	Federal Home Loan Mortgage Corporation 2.50%, 04/01/2052	398,031
753,191	Federal Home Loan Mortgage Corporation 3.00%, 05/01/2052	663,066
493,987	Federal Home Loan Mortgage Corporation 3.00%, 05/01/2052	434,968
400,678	Federal Home Loan Mortgage Corporation 2.50%, 05/01/2052	343,601
79,596	Federal Home Loan Mortgage Corporation 4.00%, 06/01/2052	75,228
368,817	Federal Home Loan Mortgage Corporation 3.00%, 06/01/2052	324,332
449,751	Federal Home Loan Mortgage Corporation 3.50%, 08/01/2052	411,480
299,271	Federal Home Loan Mortgage Corporation 2.50%, 08/01/2052	252,592
605,879	Federal Home Loan Mortgage Corporation 4.00%, 08/01/2052	572,626
646,264	Federal Home Loan Mortgage Corporation 3.00%, 09/01/2052	568,313
372,924	Federal Home Loan Mortgage Corporation 2.50%, 10/01/2052	315,263

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 15

Portfolio of Investments (continued)September 30, 2025

Rareview Total Return Bond ETF

Face Amount ($)		Fair Value ($)
U.S. Government Agency Mortgages — 33.5% (continued)
462,315	Federal Home Loan Mortgage Corporation 3.50%, 01/01/2055	422,529
91,613	Federal National Mortgage Association 3.03%, 12/01/2025	91,205
253,260	Federal National Mortgage Association 2.50%, 09/01/2051	213,482
84,996	Federal National Mortgage Association 2.50%, 12/01/2051	71,646
83,129	Federal National Mortgage Association 2.50%, 01/01/2052	70,072
231,830	Federal National Mortgage Association 2.00%, 03/01/2052	186,924
461,623	Federal National Mortgage Association 2.50%, 04/01/2052	389,284
153,339	Federal National Mortgage Association 3.00%, 04/01/2052	136,223
501,059	Federal National Mortgage Association 2.50%, 04/01/2052	423,515
503,022	Federal National Mortgage Association 3.00%, 04/01/2052	442,043
206,153	Federal National Mortgage Association 2.50%, 05/01/2052	173,772
314,244	Federal National Mortgage Association 2.50%, 06/01/2052	266,052
447,855	Federal National Mortgage Association 2.50%, 06/01/2052	379,564
607,993	Federal National Mortgage Association 3.00%, 06/01/2052	534,663
42,699	Federal National Mortgage Association 3.00%, 06/01/2052	37,554
435,020	Federal National Mortgage Association 4.00%, 06/01/2052	412,066
410,640	Federal National Mortgage Association 3.50%, 07/01/2052	375,842
498,359	Federal National Mortgage Association 3.00%, 10/01/2052	438,865
379,856	Federal National Mortgage Association 3.50%, 10/01/2052	347,627
534,584	Federal National Mortgage Association 3.50%, 04/01/2053	488,590
257,000	Federal National Mortgage Association 5.00%, 10/25/2055	254,856

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 16

Portfolio of Investments (continued)September 30, 2025

Rareview Total Return Bond ETF

Face Amount ($)		Fair Value ($)
U.S. Government Agency Mortgages — 33.5% (continued)
747,000	Federal National Mortgage Association 4.50%, 10/25/2055	724,483
Total U.S. Government Agency Mortgages (Cost $13,187,401)		13,379,200

Yankee Dollars — 1.2%
292,000	ArcelorMittal SA 6.80%, 11/29/2032	324,830
110,000	Brookfield Residential Properties, Inc. / Brookfield Residential US LLC 5.00%, 06/15/2029	104,827
61,500	Transocean International, Ltd. 8.75%, 02/15/2030	64,709
Total Yankee Dollars (Cost $477,563)		494,366

Total Investments — 100.9% (Cost $39,638,469)		40,233,485
Liabilities Less Other Assets — (0.9%)		(342,178)
Net Assets — 100.0%		39,891,307

(a) Affiliated security. See Note 3 in the Notes to Financial Statements.

(b) The rate represents the effective yield at September 30, 2025.

ETF — Exchange-Traded Fund

GO — General Obligation

LP — Limited Partnership

RB — Revenue Bond

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 17

Statements of Assets and LiabilitiesSeptember 30, 2025

	Rareview Dynamic Fixed Income ETF	Rareview Tax Advantaged Income ETF
Assets:
Investments, at value (Cost $54,713,733 and $17,386,183)	$57,052,931	$17,753,662
Cash	786,982	267,574
Deposits at brokers for derivative contracts	881,081	35,465
Dividends and interest receivable	233,680	69,530
Receivable due from Advisor	—	283
Receivable for investments sold	72,535	50,438
Prepaid expenses and other assets	1,158	310
Total Assets	59,028,367	18,177,262
Liabilities:
Payable for investments purchased	184,993	35,847
Written options at value (Premiums received $132,299 and $26,000)	181,594	9,750
Accrued expenses:
Advisory	44,299	—
Administration	7,950	2,491
Custodian	145	—
Fund accounting	17,753	17,711
Legal and audit	19,837	21,837
Trustee	2,000	800
Printing	596	1,995
Other	2,785	2,882
Total Liabilities	461.952	93,313
Net Assets	$58,566,415	$18,083,949
Net Assets consist of:
Paid-in Capital	$64,585,509	$22,542,968
Total Accumulated Earnings (Loss)	(6,019,094)	(4,459,019)
Net Assets	$58,566,415	$18,083,949

Net Assets:	$58,566,415	$18,083,949
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):	2,410,000	845,000
Net Asset Value (offering and redemption price per share):	$24.30	$21.40

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 18

Statements of Assets and Liabilities (continued)September 30, 2025

	Rareview Systematic Equity ETF	Rareview Total Return Bond ETF
Assets:
Investments, at value (Cost $75,430,746 and $36,480,582)	$90,327,164	$37,032,589
Affiliated investments, at value (Cost $— and $3,157,887)	—	3,200,896
Cash	499,778	439,695
Dividends and interest receivable	116,045	221,871
Receivable due from Advisor	—	6,488
Prepaid expenses and other assets	1,407	473
Total Assets	90,944,394	40,902,012
Liabilities:
Payable for investments purchased	—	966,365
Due to broker	32,970,428	—
Accrued expenses:
Advisory	37,906	—
Administration	7,799	5,569
Custodian	223	1,376
Filing fees	2	—
Fund accounting	17,698	12,813
Legal and audit	17,837	17,886
Trustee	2,400	1,200
Interest	126,896	—
Printing	1,981	2,356
Other	3,557	3,140
Total Liabilities	33,186,727	1,010,705
Net Assets	$57,757,667	$39,891,307
Net Assets consist of:
Paid-in Capital	$48,845,271	$39,182,323
Total Accumulated Earnings (Loss)	8,912,396	708,984
Net Assets	$57,757,667	$39,891,307

Net Assets:	$57,757,667	$39,891,307
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):	1,745,000	1,570,000
Net Asset Value (offering and redemption price per share):	$33.10	$25.41

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 19

Statements of OperationsFor the year ended September 30, 2025

	Rareview Dynamic Fixed Income ETF	Rareview Tax Advantaged Income ETF
Investment Income:
Dividend income	$3,782,122	$1,050,359
Interest income	25,126	1,629
Total Investment Income	3,807,248	1,051,988
Expenses:
Advisory	525,453	140,373
Administration	90,803	31,818
Compliance services	9,000	9,000
Custodian	3,300	1,062
Fund accounting	102,516	103,114
Index receipt agent fee	10,742	10,742
Legal and audit	28,777	35,570
Listing Fee	6,000	7,000
Printing	19,202	6,415
Treasurer	4,050	2,175
Trustee	8,800	3,200
Other	6,407	5,482
Total Expenses before fee reductions	815,050	355,951
Expenses contractually waived and/or reimbursed by the Advisor	(2,317)	(122,099)
Total Net Expenses	812,733	233,852
Net Investment Income (Loss)	2,994,515	818,136
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from investment transactions	165,374	(361,389)
Net realized gains (losses) from in-kind transactions	192,877	32,798
Net realized gains (losses) from futures transactions	161,325	11,105
Net realized gains (losses) from written options transactions	388,021	19,665
Change in unrealized appreciation (depreciation) on investments	(1,184,034)	(706,090)
Change in unrealized appreciation (depreciation) on futures	4,569	—
Change in unrealized appreciation (depreciation) on written options	(100,310)	16,250
Net Realized and Unrealized Gains (Losses):	(372,178)	(987,661)
Change in Net Assets Resulting From Operations	$2,622,337	$(169,525)

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 20

Statements of Operations (continued)For the year ended September 30, 2025

	Rareview Systematic Equity ETF	Rareview Total Return Bond ETF
Investment Income:
Dividend income	$1,566,133	$51,819
Affiliated dividend income	—	91,974
Interest income	—	1,517,515
Total Investment Income	1,566,133	1,661,308
Expenses:
Advisory	627,481	225,025
Administration	94,858	57,096
Compliance services	9,000	9,000
Custodian	1,984	4,015
Offering costs	—	33
Fund accounting	103,720	61,434
Index receipt agent fee	10,742	10,742
Interest	745,211	—
Legal and audit	35,540	29,964
Listing Fee	7,000	7,000
Printing	9,635	9,039
Treasurer	4,500	2,700
Trustee	9,600	4,800
Other	7,252	6,363
Total Expenses before fee reductions	1,666,523	427,211
Expenses contractually waived and/or reimbursed by the Advisor	(151,298)	(201,899)
Expenses voluntarily waived by the Advisor(a)	—	(11,735)
Total Net Expenses	1,515,225	213,577
Net Investment Income (Loss)	50,908	1,447,731
Realized and Unrealized Gains (Losses):
Net realized gains (losses) from investment transactions	(54,450)	(33,475)
Net realized gains (losses) from affiliated funds transactions	—	(31,692)
Net realized gains (losses) from in-kind transactions	3,497,107	—
Net realized gains (losses) from futures transactions	(2,896,634)	—
Change in unrealized appreciation (depreciation) on investments	6,994,047	(36,115)
Change in unrealized appreciation (depreciation) on affiliated funds	—	(72,347)
Change in unrealized appreciation (depreciation) on futures	(917,385)	—
Net Realized and Unrealized Gains (Losses):	6,622,685	(173,629)
Change in Net Assets Resulting From Operations	$6,673,593	$1,274,102

(a) See Note 3 in the Notes to Financial Statements

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 21

Statements of Changes in Net Assets

	Rareview Dynamic Fixed Income ETF		Rareview Tax Advantaged Income ETF
	Year ended September 30, 2025	Year ended September 30, 2024	Year ended September 30, 2025	Year ended September 30, 2024
From Investment Activities:
Operations:
Net investment income (loss)	$2,994,515	$2,030,100	$818,136	$859,484
Net realized gains (losses) from investment, in-kind, futures, and written options transactions	907,597	228,820	(297,821)	(467,065)
Change in unrealized appreciation (depreciation) on investments, futures, and written options	(1,279,775)	8,188,721	(689,840)	4,846,988
Change in net assets resulting from operations	2,622,337	10,447,641	(169,525)	5,239,407
Distributions to Shareholders From:
Earnings	(3,880,973)	(2,881,171)	(1,113,252)	(868,991)
Return of Capital	(560,469)	(367,876)	(3,604)	—
Change in net assets from distributions	(4,441,442)	(3,249,047)	(1,116,856)	(868,991)
Capital Transactions:
Proceeds from shares issued	13,892,211	16,349,958	806,893	226,779
Cost of shares redeemed	(7,621,686)	(5,882,324)	(2,462,449)	(2,495,494)
Change in net assets from capital transactions	6,270,525	10,467,634	(1,655,556)	(2,268,715)
Change in net assets	4,451,420	17,666,228	(2,941,937)	2,101,701
Net Assets:
Beginning of period	54,114,995	36,448,767	21,025,886	18,924,185
End of period	$58,566,415	$54,114,995	$18,083,949	$21,025,886
Share Transactions:
Issued	580,000	690,000	40,000	10,000
Redeemed	(330,000)	(260,000)	(120,000)	(130,000)
Change in shares	250,000	430,000	(80,000)	(120,000)

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 22

Statements of Changes in Net Assets (continued)

	Rareview Systematic Equity ETF		Rareview Total Return Bond ETF
	Year ended September 30, 2025	Year ended September 30, 2024	Year ended September 30, 2025	For the period May 31, 2024(a) through September 30, 2024
From Investment Activities:
Operations:
Net investment income (loss)	$50,908	$564,069	$1,447,731	$288,405
Net realized gains (losses) from investment, affiliated funds in-kind, and futures transactions	546,023	3,539,197	(65,167)	147,265
Change in unrealized appreciation (depreciation) on investments, affiliated funds, and futures	6,076,662	7,992,594	(108,462)	703,478
Change in net assets resulting from operations	6,673,593	12,095,860	1,274,102	1,139,148
Distributions to Shareholders From:
Earnings	(4,812,249)	(536,486)	(1,515,287)	(188,979)
Change in net assets from distributions	(4,812,249)	(536,486)	(1,515,287)	(188,979)
Capital Transactions:
Proceeds from shares issued	8,873,220	19,080,776	15,864,348	23,306,322
Variable transaction fees	—	—	—	11,653
Cost of shares redeemed	(12,575,871)	(5,586,112)	—	—
Change in net assets from capital transactions	(3,702,651)	13,494,664	15,864,348	23,317,975
Change in net assets	(1,841,307)	25,054,038	15,623,163	24,268,144
Net Assets:
Beginning of period	59,598,974	34,544,936	24,268,144	—
End of period	$57,757,667	$59,598,974	$39,891,307	$24,268,144
Share Transactions:
Issued	300,000	700,000	640,000	930,000
Redeemed	(450,000)	(200,000)	—	—
Change in shares	(150,000)	500,000	640,000	930,000

(a) Commencement of operations.

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 23

Statement of Cash FlowsFor the year ended September 30, 2025

Rareview Systematic Equity ETF
Cash Flows from Operating Activities:
Net increase in net assets from operations	$6,673,593
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investments	(126,919,214)
Proceeds from disposition of investments	87,930,809
Net realized losses from investment transactions	54,450
Net realized gains from in-kind transactions	(3,497,107)
Net realized losses from futures collateral	(28,536)
Change in unrealized (appreciation) on investments	(6,994,047)
(Increase) decrease in assets:
Interest & Dividend Receivable	(47,474)
Prepaid expenses	(949)
Increase (decrease) in assets and liabilities:
Change in deposits at broker/due to broker	40,395,829
Payments for futures contracts transactions	(30,535)
Accounts payable and accrued expenses	143,691
Net cash used in operating activities	(2,319,490)
Cash Flows from Financing Activities:
Proceeds from shares issued - cash component	2,309,930
Cost of shares redeemed - cash component	4,769,895
Cash dividends paid	(4,812,249)
Net cash provided by financing activities	2,267,576
Net change in cash	(51,914)
Cash at beginning of period	551,692
Cash at end of period	$499,778
Supplemental Disclosure for Non-Cash Operating Activities:
Purchases of investment securities in-kind	$(6,563,290)
Sales of investment securities in-kind	17,345,766
Supplemental Disclosure for Non-Cash Financing Activities:
Proceeds from shares sold in-kind	$6,563,290
Payment on shares redeemed in-kind	(17,345,766)

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 24

Financial Highlights

Rareview Dynamic Fixed Income ETF	Year ended September 30, 2025	Year ended September 30, 2024	Year ended September 30, 2023	Year ended September 30, 2022	October 20, 2020(a) through September 30, 2021
Net Asset Value, Beginning of Period	$25.05	$21.07	$21.93	$29.46	$25.00

Net Investment Income (Loss)	1.31 (b)	1.18 (b)	1.06 (b)	0.93 (b)	1.21
Net Realized and Unrealized Gains (Losses) on Investments	(0.11)	4.70	(0.44)	(6.54)	4.32
Total from Investment Activities	1.20	5.88	0.62	(5.61)	5.53

Distributions from Net Investment Income	(1.70)	(1.69)	(1.35)	(1.26)	(1.07)
Distributions from Net Realized Gains on Investments	—	—	—	(0.65)	—
Return of Capital	(0.25)	(0.21)	(0.13)	(0.01)	—
Total Distributions	(1.95)	(1.90)	(1.48)	(1.92)	(1.07)
Net Asset Value, End of Period	$24.30	$25.05	$21.07	$21.93	$29.46
Net Assets at End of Period (000’s)	$58,566	$54,115	$36,449	$38,934	$67,764

Total Return at NAV(c)(d)	5.24%	29.33%	2.59%	(20.10)%	22.35%
Ratio of Net Expenses to Average Net Assets(e)(f)	1.50%	1.50%	1.50%	1.47%	1.50%
Ratio of Gross Expenses to Average Net Assets(e)(f)(g)	1.50%	1.55%	1.52%	1.38%	1.70%
Ratio of Net Investment Income (Loss) to Average Net Assets(e)(h)	5.53%	5.17%	4.75%	3.57%	5.11%
Portfolio Turnover(d)(i)	153%	151%	128%	132%	74%

(a) Commencement of operations.

(b) Calculated based on average shares method.

(c) Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value.  This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d) Not annualized for periods less than one year.

(e) Annualized for periods less than one year.

(f) Excludes expenses of the investment companies in which the Fund invests.

(g) If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies.

(i) Excludes the impact of in-kind transactions.

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 25

Financial Highlights (continued)

Rareview Tax Advantaged Income ETF	Year ended September 30, 2025	Year ended September 30, 2024	Year ended September 30, 2023		Year ended September 30, 2022	October 20, 2020(a) through September 30, 2021
Net Asset Value, Beginning of Period	$22.73	$18.11	$19.66		$27.93	$25.00

Net Investment Income (Loss)	0.92 (b)	0.91 (b)	0.65	(b)	0.78 (b)	0.72
Net Realized and Unrealized Gains (Losses) on Investments	(0.99)	4.63	(1.54)		(7.72)	2.88
Total from Investment Activities	(0.07)	5.54	(0.89)		(6.94)	3.60

Distributions from Net Investment Income	(1.26)	(0.92)	(0.66)		(0.76)	(0.67)
Distributions from Net Realized Gains on Investments	—	—	—		(0.57)	—
Return of Capital	— (c)	—	—		—	—
Total Distributions	(1.26)	(0.92)	(0.66)		(1.33)	(0.67)
Capital Shares Transaction Fees (See Note 5 in Notes to Financial Statements)	—	—	—(c)		—	—
Net Asset Value, End of Period	$21.40	$22.73	$18.11		$19.66	$27.93
Net Assets at End of Period (000’s)	$18,084	$21,026	$18,924		$15,731	$19,552

Total Return at NAV(d)(e)	(0.12)%	31.20%	(4.84)%		(25.86)%	14.49%
Ratio of Net Expenses to Average Net Assets(f)(g)	1.25%	1.25%	1.25%		1.25%	1.25%
Ratio of Gross Expenses to Average Net Assets(f)(g)(h)	1.90%	1.67%	1.64%		1.51%	2.03%
Ratio of Net Investment Income (Loss) to Average Net Assets(f)(i)	4.37%	4.37%	3.23%		3.20%	2.94%
Portfolio Turnover(e)(j)	51%	37%	31	%(k)	65%	78%

(a) Commencement of operations.

(b) Calculated based on average shares method.

(c) Less than $0.005.

(d) Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value.  This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e) Not annualized for periods less than one year.

(f) Annualized for periods less than one year.

(g) Excludes expenses of the investment companies in which the Fund invests.

(h) If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(i) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies.

(j) Excludes the impact of in-kind transactions.

(k) Portfolio Turnover decreased significantly this year as the variance of municipal bond closed-end funds discount-to-NAV and yield differentials were very low, so therefore tactical rotation for discount-to-NAV capture was less opportunistic during the period.

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 26

Financial Highlights (continued)

Rareview Systematic Equity ETF	Year Ended September 30, 2025		Year Ended September 30, 2024	Year Ended September 30, 2023	January 20, 2022(a) through September 30, 2022
Net Asset Value, Beginning of Period	$31.45		$24.76	$24.54	$25.00

Net Investment Income (Loss)(b)	0.03		0.34	0.21	0.11
Net Realized and Unrealized Gains (Losses) on Investments	4.09		6.68 (c)	0.55	(0.57	)(c)
Total from Investment Activities	4.12		7.02	0.76	(0.46)

Distributions from Net Investment Income	(0.20)		(0.33)	(0.12)	—
Distributions from Net Realized Gains on Investments	(2.27)		—	(0.42)	—
Total Distributions	(2.47)		(0.33)	(0.54)	—
Net Asset Value, End of Period	$33.10		$31.45	$24.76	$24.54
Net Assets at End of Period (000’s)	$57,758		$59,599	$34,545	$25,152

Total Return at NAV(d)(e)	13.99%		28.51%	3.20%	(1.85)%
Ratio of Net Expenses to Average Net Assets(f)(g)	2.66	%(m)	1.35%	1.23%	0.97	%(h)
Ratio of Gross Expenses to Average Net Assets(f)(g)(i)	2.92	%(m)	1.61%	1.51%	1.69	%(j)
Ratio of Net Investment Income (Loss) to Average Net Assets(f)(k)	0.09%		1.24%	0.82%	0.66%
Portfolio Turnover(e)(l)	126%		126%	124%	237%

(a) Commencement of operations.

(b) Calculated based on average shares method.

(c) Realized and unrealized gains per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not accord with the aggregate gains and losses in the Statements of Operations due to share transactions for the period

(d) Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value.  This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e) Not annualized for periods less than one year.

(f) Annualized for periods less than one year.

(g) Excludes expenses of the investment companies in which the Fund invests.

(h) The ratio of net expenses to average net assets would have been 0.98% had certain expenses not been voluntarily waived for the period ended September 30, 2022.

(i) If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(j) The ratio of gross expenses to average net assets would have been 1.70% had certain expenses not been voluntarily waived for the period ended September 30, 2022.

(k) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies.

(l) Excludes the impact of in-kind transactions.

(m) The ratio of net expenses to average net assets and ratio of gross expenses to average net assets include 1.31% of interest expense related to collateral activity.

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 27

Financial Highlights (continued)

Rareview Total Return Bond ETF	Year ended September 30, 2025		May 31, 2024(a) through September 30, 2024
Net Asset Value, Beginning of Period	$26.09		$25.00

Net Investment Income (Loss)(b)	1.07		0.35
Net Realized and Unrealized Gains (Losses) on Investments	(0.54)		0.94
Total from Investment Activities	0.53		1.29

Distributions from Net Investment Income	(1.04)		(0.21)
Distributions from Net Realized Gains on Investments	(0.17)		—
Total Distributions	(1.21)		(0.21)
Capital Shares Transaction Fees (See Note 5 in Notes to Financial Statements)	—		0.01
Net Asset Value, End of Period	$25.41		$26.09
Net Assets at End of Period (000’s)	$39,891		$24,268

Total Return at NAV(c)(d)	2.18%		5.23%
Ratio of Net Expenses to Average Net Assets(e)(f)	0.64	%(j)	0.67%
Ratio of Gross Expenses to Average Net Assets(e)(f)(g)	1.27%		1.61%
Ratio of Net Investment Income (Loss) to Average Net Assets(e)(h)	4.31%		4.06%
Portfolio Turnover(d)(i)	132%		39%

(a) Commencement of operations.

(b) Calculated based on average shares method.

(c) Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value.  This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(d) Not annualized for periods less than one year.

(e) Annualized for periods less than one year.

(f) Excludes expenses of the investment companies in which the Fund invests.

(g) If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(h) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies.

(i) Excludes the impact of in-kind transactions.

(j) Certain affiliated fund fees were waived voluntarily. If such waivers had not occurred, the ratio would have been higher.

Annual Financial Statements and Other Information | 28

Notes to Financial StatementsSeptember 30, 2025

(1) Organization

Collaborative Investment Series Trust (the “Trust”) was organized on July 26, 2017 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and thus is determined to be an investment company for accounting purposes. The Trust is comprised of several funds and is authorized to issue an unlimited number of shares of beneficial interest (“Shares”) in one or more series representing interests in separate portfolios of securities. The accompanying financial statements are those of the Rareview Dynamic Fixed Income ETF, Rareview Tax Advantaged Income ETF, Rareview Systematic Equity ETF, and Review Total Return Bond ETF (each a “Fund” and collectively, the “Funds”). The Funds are diversified actively-managed exchange-traded funds. The Funds’ prospectus provides a description of each Fund’s investment objectives, policies, and strategies. The assets of each Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held. The Rareview Systematic Equity ETF is a commodity pool under the U.S. Commodity Exchange Act and its advisor, Rareview Capital, LLC (the “Advisor”), is registered as a commodity pool operator with the Commodity Futures Trading Commission.

Under the Trust’s organizational documents, its officers and Board of Trustees (the “Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

The Funds included herein are deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of each Fund are used by the investment manager to make investment decisions, and the results of the operations, as shown in the statements of operations and the financial highlights for the Funds is the information utilized for the day-to-day management of the Funds. The Funds are party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated to the Funds based on performance measurements. Due to the significance of oversight and their role, the Advisor is deemed to be the Chief Operating Decision Maker (“CODM”) for the Funds.

(2) Significant Accounting Policies

Shares of the Funds are listed and traded on the Cboe BZX Exchange, Inc. (“Cboe”). Market prices for the Shares may be different from their net asset value (“NAV”). The Funds issue and redeem Shares on a continuous basis at NAV only in large blocks of Shares, currently 10,000 Shares, called Creation Units (“Creation Units”). Creation Units are issued and redeemed principally in-kind

Annual Financial Statements and Other Information | 29

Notes to Financial Statements (continued)September 30, 2025

for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Shares of each Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with Foreside Fund Services, LLC (the “Distributor”). Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Funds.

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations for the period. Actual results could differ from those estimates.

A. Investment Valuations

The Funds hold investments at fair value. Fair value is defined as the price that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security values are ordinarily obtained through the use of independent pricing services in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures adopted by the Board. Pursuant to these procedures, the Funds may use a pricing service, bank, or broker-dealer experienced in such matters to value the Funds’ securities. If market quotations are not readily available, securities will be valued at their fair market as determined using the fair value procedures approved by the Board. The Board has delegated the execution of these procedures to the Advisor as fair value designee. The fair valuation process is designed to value the subject security at the price the Funds would reasonably expect to receive upon its current sale. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

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Notes to Financial Statements (continued)September 30, 2025

The Trust uses a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Funds’ investments. The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

• Level 1 - Quoted prices in active markets for identical assets that the Funds have the ability to access

• Level 2 - Other observable pricing inputs at the measurement date (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 - Significant unobservable pricing inputs at the measurement date (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Shares of closed-end funds, unlike those of open-end investment companies, are not redeemable by the Funds on a daily basis. A closed-end fund’s value increases or decreases due to various factors, including, but not limited to general market conditions, the market’s confidence in the closed-end fund advisor’s ability to generate desired investment returns, and investor confidence in the closed-end fund’s underlying assets. A closed-end fund’s shares that are traded on an exchange may be bought or sold at a market price that is lower or higher than the per-share value of the closed-end fund’s underlying assets; when this occurs, the shares are considered to be traded at a discount or premium, respectively. Common stocks, closed-end funds and exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Exchange-traded futures contracts are valued at their settlement price on the exchange on which they are traded and are typically categorized as Level 1 in the fair value hierarchy. Exchange-traded options contracts are valued at the closing price or last sale price on the primary instrument for that option as recorded by an approved pricing service and are typically categorized as Level 1 in the fair value hierarchy. If an option is not traded on the valuation date, exchange-traded options are valued at the composite price. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

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Notes to Financial Statements (continued)September 30, 2025

Fixed income securities, including those with a remaining maturity of 60 days or less, are generally categorized as Level 2 securities in the fair value hierarchy.

Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries, market maker prices are used since they are the most representative of the daily trading activity. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. Securities not traded on a particular day are valued at the mean between the last reported bid and asked quotes or the last sale price where appropriate; otherwise, fair value will be determined in accordance with fair value procedures approved by the Board.

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities at the close of each business day. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds did not hold any Level 3 investments as of September 30, 2025.

The following table provides the fair value measurement as of September 30, 2025, while the breakdown, by category, of investments is disclosed in the Portfolio of Investments for each Fund

	Level 1	Level 2	Total Investments
Rareview Dynamic Fixed Income ETF
Closed-End Funds	$45,763,009	$—	$45,763,009
Exchange-Traded Funds	10,890,416	—	10,890,416
Purchased Option Contracts	399,506	—	399,506
Total Investment Securities	$57,052,931	—	$57,052,931
Other Financial Instruments(a)
Futures Contracts	4,569	—	4,569
Written Option Contracts	(181,594)	—	(181,594)
Total Investments	$56,875,906	$—	$56,875,906

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Notes to Financial Statements (continued)September 30, 2025

	Level 1	Level 2	Total Investments
Rareview Tax Advantaged Income ETF
Closed-End Funds	$17,730,912	$—	$17,730,912
Purchased Option Contracts	22,750	—	22,750
Total Investment Securities	17,753,662	—	17,753,662
Other Financial Instruments(a)
Written Option Contracts	(9,750)		(9,750)
Total Investments	$17,743,912	$—	$17,743,912

Rareview Systematic Equity ETF
Exchange-Traded Funds	$90,327,164	$—	$90,327,164
Total Investments	$90,327,164	$—	$90,327,164

Rareview Total Return Bond ETF
Asset-Backed Securities	$—	$545,663	$545,663
Collateralized Mortgage Obligations	—	2,865,061	2,865,061
Collateralized Mortgage-Backed Securities	—	2,530,741	2,530,741
Corporate Bonds	—	8,771,711	8,771,711
Exchange-Traded Funds	4,981,137	—	4,981,137
Municipal Bonds	—	332,923	332,923
Preferred Stocks	160,383	—	160,383
Treasury Bill	—	843,546	843,546
Treasury Notes	—	5,328,754	5,328,754
U.S. Government Agency Mortgages	—	13,379,200	13,379,200
Yankee Dollars	—	494,366	494,366
Total Investments	$5,141,520	$35,091,965	$40,233,485

(a) Other financial instruments include derivative instruments, such as futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument and written options, which are valued at fair value.

B. Security Transactions and Related Income

Investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Securities’ gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends and dividend expense, less foreign tax withholding, if any, are recorded on the ex-dividend date. Investment income from non-U.S. sources received by the Funds is generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced

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Notes to Financial Statements (continued)September 30, 2025 or eliminated under the terms of applicable U.S. income tax treaties. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which they invest.

The Funds may own shares of ETFs that may invest in real estate investments trusts (“REITs”) which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the Funds.

C. Cash

Idle cash may be swept into various interest-bearing overnight demand deposits and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed the United States federally insured limit of $250,000. Amounts swept overnight are available on the next business day.

D. Dividends and Distributions to Shareholders

Distributions are recorded on the ex-dividend date. Rareview Dynamic Fixed Income ETF, Rareview Tax Advantaged Income ETF and Rareview Total Return Bond ETF intend to distribute to their shareholders net investment income, if any, at least monthly. Rareview Systematic Equity ETF intends to distribute to its shareholders net investment income, if any, at least semi-annually. The Funds intend to distribute to their shareholders any net realized capital gains, if any, at least annually. The amount of dividends from net investment income and net realized gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., distributions and income received from pass-through investments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification.

In addition, the Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share.

E. Allocation of Expenses

Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributable to a fund are allocated proportionally among all funds within the Trust in relation to the net assets of each fund or on another reasonable basis.

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Notes to Financial Statements (continued)September 30, 2025

F. Short Sales

The Funds may engage in short sales against the box (i.e., where the Funds own or have an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of their portfolio securities. In a short sale, the Funds sell a borrowed security and have a corresponding obligation to the lender to return the identical security. The Funds may also incur dividend and interest expense on securities sold short. When the Funds engage in a short sale, the Funds record a liability for securities sold short and record an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, the Funds also may be required to pay a premium, which would increase the cost of the security sold. There were no open short positions as of September 30, 2025.

F. Derivative Instruments:

All open derivative positions at year end are reflected on each Fund’s Portfolio of Investments. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Futures Contracts:

The Funds may enter into futures contracts for the purpose of hedging existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest conditions. Upon entering into futures contracts, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made or received each day, depending on the daily fluctuations in the fair value of the underlying security. The Funds recognize an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the amounts reflected on the Statements of Assets and Liabilities as variation margin. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the

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Notes to Financial Statements (continued)September 30, 2025 contract. The gross notional amount of futures contracts outstanding as of September 30, 2025, and the monthly average notional amount for these contracts for the period ended September 30, 2025, were as follows:

	Outstanding Notional Amount (000)		Monthly Average Notional Amount (000)
Futures Contracts:	Long	Short	Long	Short
Rareview Dynamic Fixed Income ETF	$1,175	$—	$16,357	$—
Rareview Tax Advantaged Income ETF	—	—	1,656	—
Rareview Systematic Equity ETF	—	—	15,573	2,301

Options Contracts:

Purchased Options – The Funds pay a premium which is included in “Investments, at value” on the Statements of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain/loss on the transaction. The Funds bear the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options – The Funds receive a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Funds bear the market risk of an unfavorable change in the price of an underlying asset and are required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value. As of September 30, 2025, the Funds hold deposits at brokers for written options collateral, which is reported on the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued)September 30, 2025

The gross notional amount of purchased and written options outstanding as of September 30, 2025, and the monthly average notional amount for these contracts for the year ended September 30, 2025, were as follows:

	Outstanding Notional Amount (000)	Monthly Average Notional Amount (000)
Purchased Options:
Rareview Dynamic Fixed Income ETF	$1,401,904	$513,261
Rareview Tax Advantaged Income ETF	125,450	25,865
Written Options:
Rareview Dynamic Fixed Income ETF	$1,405,536	$514,069
Rareview Tax Advantaged Income ETF	125,775	25,939

Summary of Derivative Instruments:

The following is a summary of the fair value of derivative instruments on the Statements of Assets and Liabilities, categorized by risk exposure, as of September 30, 2025:

Assets			Liabilities
Investments, at Value for Purchased Options		Unrealized Appreciation on Futures Contracts(a)	Written Options, at Value	Unrealized Depreciation on Futures Contracts(a)
Currency Risk Exposure:
Rareview Dynamic Fixed Income ETF	$—	$4,569	$—	$—
Interest Rate Risk Exposure:
Rareview Dynamic Fixed Income ETF	399,506	—	181,594	—
Rareview Tax Advantaged Income ETF	22,750	—	9,750	—

(a) For futures contracts, the amounts represent their cumulative appreciation (depreciation) as reported on the Portfolios of Investments. Only the current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities as variation margin on futures contracts.

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Notes to Financial Statements (continued)September 30, 2025

The following is a summary of the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended September 30, 2025:

	Net Realized Gains (Losses) from			Net Change in Unrealized Appreciation (Depreciation) on Derivatives
	Futures Contracts	Purchased Options(a)	Written Options	Futures Contracts	Purchased Options(b)	Written Options
Currency Risk Exposure:
Rareview Dynamic Fixed Income ETF	$233,406	$—	$—	$4,569	$—	$—
Equity Risk Exposure:
Rareview Dynamic Fixed Income ETF	(154,369)	—	—	—	—	(100,310)
Rareview Systematic Equity ETF	(2,896,634)	—	—	(917,385)	—	—
Interest Rate Risk Exposure:
Rareview Dynamic Fixed Income ETF	82,288	(823,176)	388,021	—	101,150	—
Rareview Tax Advantaged Income ETF	11,105	(36,910)	19,665	—	(35,750)	16,250

(a) These are included with realized gains (losses) from investment transactions on the Statements of Operations.

(b) These are included with change in unrealized appreciation (depreciation) on investments on the Statements of Operations.

(3) Investment Advisory and Other Contractual Services

A. Investment Advisory Fees

The Advisor serves as the Funds’ investment advisor pursuant to an investment advisory agreement. Subject at all times to the oversight and approval of the Board, the Advisor is responsible for the overall management of the Funds. Each Fund pays the Advisor a management fee, based on a percentage of its average daily net assets, calculated daily and paid monthly.

Fund	Management Fee Rate
Rareview Dynamic Fixed Income ETF	0.97%
Rareview Tax Advantaged Income ETF	0.75%
Rareview Systematic Equity ETF	1.10%
Rareview Total Return Bond ETF	0.67%

GST Management, LLC dba RegimePilot (“GST”) serves as the subadvisor for Rareview Systematic Equity ETF and is paid for its services directly by the Advisor, not the Fund. GST is paid 50% of the net management fees.

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Notes to Financial Statements (continued)September 30, 2025

In addition, the Advisor has contractually agreed to waive a portion or all of its management fees and/or reimburse each Fund’s expenses (excluding front-end or contingent deferred loads, Rule 12b-1 fees, shareholder servicing fees, acquired fund fees and expenses, taxes, leverage/borrowing interest, interest expense, dividends on securities sold short, brokerage or other transactional expenses and extraordinary expenses) in order to limit the Total Annual Operating Expenses after fee waivers and/or expense reimbursements to a specific percentage of each Fund’s average daily net assets (the “Expense Cap”) as identified below.

Fund	Expense Cap
Rareview Dynamic Fixed Income ETF	1.50%
Rareview Tax Advantaged Income ETF	1.25%
Rareview Systematic Equity ETF	1.35%
Rareview Total Return Bond ETF	0.67%

The Expense Cap for the Funds will remain in effect through at least January 31, 2026. Each Expense Cap may be terminated earlier only upon approval by the Board, on 60 days’ written notice to the Advisor. More information about each Fund’s fee waiver and Expense Cap is available in the “Management of the Fund” section of the Funds’ prospectus.

The Advisor may request recoupment of previously waived fees and reimbursed Fund expenses from the applicable Fund for three years from the date they were waived or reimbursed, provided that after payment of the recoupment, the Total Annual Fund Operating Expenses do not exceed the lesser of the Expense Cap: (i) in effect at the time of the waiver or reimbursement; or (ii) in effect at the time of recoupment.

As of September 30, 2025, the Advisor may recoup amounts from the Funds as follows:

	Waived/ Reimbursed FY 2023 Expires 09/30/2026	Waived/ Reimbursed FY 2024 Expires 09/30/2027	Waived/ Reimbursed FY 2025 Expires 09/30/2028	Total
Rareview Dynamic Fixed Income ETF	$1,140	$18,874	$2,317	$22,331
Rareview Tax Advantaged Income ETF	78,585	82,329	122,099	283,013
Rareview Systematic Equity ETF	102,421	116,244	151,298	369,963
Rareview Total Return Bond ETF(a)	—	66,785	201,899	268,684

(a) The Advisor has voluntarily agreed to waive the amount of the management fee associated with Rareview Total Return Bond ETF’s affiliated investment in Rareview Dynamic Fixed Income ETF. This amount is shown as “Expenses voluntarily waived by the Advisor” on the Statements of Operations and cannot be recouped by the Advisor in future years.

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Notes to Financial Statements (continued)September 30, 2025

Affiliated Transactions:

At September 30, 2025, the following investments are noted as Affiliated Securities in Rareview Total Return Bond ETF’s Portfolio of Investments:

	Balance at September 30, 2024	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) on Sales	Change in Unrealized Appreciation (Depreciation)	Balance at September 30, 2025	Shares as of September 30, 2025	Dividend Income	Capital Gains Distributions
Rareview Dynamic Fixed Income ETF	$1,283,328	$3,783,028	$1,761,421	$(31,692)	$(72,347)	$3,200,896	131,806	$91,974	$—

B. Administration, Custodian, Transfer Agent and Accounting Fees

Citi Fund Services Ohio, Inc. serves as the sub-administrator, fund accountant, and dividend disbursing agent for the Funds pursuant to a Services Agreement. Citibank, N.A. serves as the custodian and transfer agent of the Funds pursuant to a Global Custodial and Agency Services Agreement.

Collaborative Fund Services LLC (“CFS”) serves as the administrator for the Funds and provides the Funds with various administrative services. For these services, the Funds pay CFS an administrative fee that is the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets.

C. Distribution and Shareholder Services Fees

Foreside Fund Services, LLC is the principal underwriter and distributor for the Funds’ Shares. The Distributor is compensated by the Advisor in accordance with an ETF Distribution Agreement between the Advisor and the Distributor.

D. Compliance Services

Beacon Compliance Consulting provides compliance services to the Trust and receives a monthly fee paid by the Funds for these services.

E. Treasurer Fees

The Treasurer of the Trust receives a fee that is calculated monthly using each Fund’s net assets at month-end and is paid by the Funds on a quarterly basis as previously approved by the Board. During the year ended September 30, 2025, the Funds paid a total of $9,803 to the Treasurer.

F. General

Certain trustees and officers of the Trust are officers, directors and/or trustees of the above companies and, except for the Treasurer, receive no compensation from the Funds for their services.

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Notes to Financial Statements (continued)September 30, 2025

(4) Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the year ended September 30, 2025, were as follows:

	Purchases	Sales
Rareview Dynamic Fixed Income ETF	$80,978,186	$81,646,337
Rareview Tax Advantaged Income ETF	9,472,326	9,663,946
Rareview Systematic Equity ETF	126,919,214	87,930,809
Rareview Total Return Bond ETF	57,731,679	41,842,033

Purchases and sales of in-kind transactions for the year ended September 30, 2025, were as follows:

	Purchases	Sales
Rareview Dynamic Fixed Income ETF	$13,354,903	$7,410,159
Rareview Tax Advantaged Income ETF	786,269	2,417,108
Rareview Systematic Equity ETF	6,563,290	17,345,766

Purchases and sales of long-term U.S. government securities for the year ended September 30, 2025, were as follows:

	Purchases	Sales
Rareview Total Return Bond ETF	$29,384,794	$22,072,951

(5) Capital Share Transactions

Shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail on the Statements of Changes in Net Assets.

The consideration for the purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated basket of securities, which constitutes an optimized representation of the securities of that Fund’s specified universe and an amount of cash. Investors purchasing and redeeming Creation Units may be charged a transaction fee to cover the transfer and other transactional costs it incurs to issue or redeem Creation Units. The transaction fees for each Fund are listed below:

	Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases(a)
Rareview Dynamic Fixed Income ETF	$250	2.00%
Rareview Tax Advantaged Income ETF	250	2.00%
Rareview Systematic Equity ETF	250	2.00%
Rareview Total Return Bond ETF	250	2.00%

(a) As a percentage of the amount invested.

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Notes to Financial Statements (continued)September 30, 2025

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable on the Statements of Assets and Liabilities.

As of September 30, 2025, there were no unsettled in-kind capital transactions.

(6) Federal Income Taxes

It is the policy of each Fund to qualify and continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management of the Funds has reviewed the tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including U.S. federal (i.e., all open tax years and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

As of and during the tax year ended September 30, 2025, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the tax year ended September 30, 2025, the Funds did not incur any interest or penalties.

As of the tax year ended September 30, 2025, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Rareview Dynamic Fixed Income ETF	$54,834,483	$2,504,000	$(285,552)	$2,218,448
Rareview Tax Advantaged Income ETF	17,350,433	619,121	(215,892)	403,229
Rareview Systematic Equity ETF	75,661,880	14,665,284	—	14,665,284
Rareview Total Return Bond ETF	39,638,469	647,769	(52,753)	595,016

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to wash sale activity, mark-to-market on derivative contracts, and as-of-trades.

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Notes to Financial Statements (continued)September 30, 2025

The tax character of distributions paid during the tax year ended September 30, 2024 and September 30, 2025, were as follows:

	Distributions paid from
	Ordinary Income	Net Capital Gains	Total Taxable Distributions	Tax-Exempt Distributions	Return of Capital	Total Distributions Paid
Rareview Dynamic Fixed Income ETF
2024	$2,619,511	$—	$2,619,511	$261,660	$367,876	$3,249,047
2025	3,497,013	—	3,497,013	383,960	560,469	4,441,442
Rareview Tax Advantaged Income ETF
2024	45,309	—	45,309	823,682	—	868,991
2025	485,062	—	485,062	628,190	3,604	1,116,856
Rareview Systematic Equity ETF
2024	536,486	—	536,486	—	—	536,486
2025	2,624,204	2,188,045	4,812,249	—	—	4,812,249
Rareview Total Return Bond ETF
2024	188,979	—	188,979	—	—	188,979
2025	1,515,287	—	1,515,287	—	—	1,515,287

As of the tax year ended September 30, 2025, the components of distributable earnings (accumulated deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributable Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Accumulated Loss)
Rareview Dynamic Fixed Income ETF	$—	$—	$—	$(8,239,688)	$2,220,594	$(6,019,094)
Rareview Tax Advantaged Income ETF	—	—	—	(4,862,248)	403,229	(4,459,019)
Rareview Systematic Equity ETF	—	—	—	(5,752,888)	14,665,284	8,912,396
Rareview Total Return Bond ETF	179,309	—	179,309	(65,341)	595,016	708,984

As of the tax year ended September 30, 2025, the following Funds have net capital loss carryforwards not subject to expiration as summarized in the table below.

	Short-Term Amount	Long-Term Amount	Total
Rareview Dynamic Fixed Income ETF	$6,385,905	$1,853,783	$8,239,688
Rareview Tax Advantaged Income ETF	2,244,516	2,617,732	4,862,248
Rareview Systematic Equity ETF	594,542	1,142,316	1,736,858
Rareview Total Return Bond ETF	55,815	9,526	65,341

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Notes to Financial Statements (continued)September 30, 2025

During the tax year ended September 30, 2025, the following Funds utilized capital loss carryforwards:

Capital Loss Carryforward Used
Rareview Dynamic Fixed Income ETF	$361,674

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year.

As of the tax year ended September 30, 2025, the Funds deferred losses are as follows:

Late Year Ordinary Loss Deferred
Rareview Systematic Equity ETF	$95,835

Permanent Tax Differences:

As of the tax year ended September 30, 2025, the following reclassifications were made on the Statements of Assets and Liabilities, relating primarily to taxable over-distributions, and redemptions in-kind:

	Total Distributable Earnings / (Loss)	Paid in Capital
Rareview Dynamic Fixed Income ETF	$615,405	$(615,405)
Rareview Tax Advantaged Income ETF	230,040	(230,040)
Rareview Systematic Equity ETF	(3,497,103)	3,497,103

(7) Investment Risks

ETF Risk

The NAV of a fund can fluctuate up or down, and you could lose money investing in the Fund if the prices of the securities owned by the Fund decline. In addition, each Fund may be subject to the following risks: (1) the market price of the Fund’s shares may trade above or below its NAV; (2) an active trading market for the Fund’s shares may not develop or be maintained; or (3) trading of the Fund’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Annual Financial Statements and Other Information | 44

Notes to Financial Statements (continued)September 30, 2025

Market and Geopolitical Risk

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Funds may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

Additional investment risks are outlined in each Fund’s prospectus.

(8) Concentration of Investments

As of September 30, 2025, the Rareview Systematic Equity ETF’s investments in Invesco QQQ Trust Series 1, F/m US Treasury 3 Month Bill ETF, Vanguard FTSE Developed Markets ETF, and Vanguard S&P 500 ETF represented 26.3%, 26.2%, 32.3%, and 45.7% of the Fund’s net assets, respectively. The financial statements of Invesco QQQ Trust Series 1 can be found by accessing the fund’s website at https://www.invesco.com/corporate/en/home.html. The financial of U.S. Treasury 3 Month Bill ETF can be found by accessing the fund’s website at https://www.fminvest.com. The financial statements of the Vanguard FTSE Developed Markets ETF and the Vanguard S&P 500 ETF can be found by accessing the funds’ website at http://www.vanguard.com.

(9) Segment Reporting

The Funds adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures during the period. Adoption of the new standard impacted financial statement disclosures only and did not affect the Funds’ financial position or their results

Annual Financial Statements and Other Information | 45

Notes to Financial Statements (continued)September 30, 2025

of operations. Subject to the oversight and, when applicable, approval of the Board, the Advisor acts as the Funds’ CODM and is responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Funds have a single operating segment based on the fact that the CODM monitors the operating results of the Funds as a whole and the Funds’ long-term strategic asset allocation are determined in accordance with the terms of their prospectus, based on a defined investment strategy which is executed by the Funds’ portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented in the Funds’ financial statements.

(10) New Accounting Pronouncement

In December 2023, the FASB issued Accounting Standards update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. ASU 2023-09 is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. Fund Management is evaluating the impacts of these changes on the Funds’ financial statements.

(11) Subsequent Events

Management of the Funds has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, no additional disclosures or adjustments were required to the financial statements as of September 30, 2025.

Annual Financial Statements and Other Information | 46

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Rareview ETFs and
Board of Trustees of Collaborative Investment Series Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Rareview Dynamic Fixed Income ETF, Rareview Tax Advantaged Income ETF, Rareview Systematic Equity ETF and Rareview Total Return Bond ETF (the “Funds”), each a series of Collaborative Investment Series Trust, as of September 30, 2025, the related statements of operations, cash flows*, changes in net assets, and the financial highlights for each of the periods indicated below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2025, the results of their operations, the changes in net assets, cash flows and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations and Cash Flows*	Statements of Changes in Net Assets	Financial Highlights
Rareview Dynamic Fixed Income ETF and Rareview Tax Advantaged Income ETF	For the year ended September 30, 2025	For the years ended September 30, 2025 and 2024	For the years ended September 30, 2025, 2024, 2023 and 2022, and for the period October 20, 2020 (commencement of operations) through September 30, 2021
Rareview Systematic Equity ETF	For the year ended September 30, 2025	For the years ended September 30, 2025 and 2024	For the years ended September 30, 2025, 2024 and 2023, and for the period January 20, 2022 (commencement of operations) through September 30, 2022
Rareview Total Return Bond ETF	For the year ended September 30, 2025	For the year ended September 30, 2025, and for the period May 31, 2024 (commencement of operations) through September 30, 2024

* Rareview Systematic Equity ETF only Basis for Opinion

Annual Financial Statements and Other Information | 47

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Rareview Capital, LLC since 2016.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
November 26, 2025

Annual Financial Statements and Other Information | 48

Additional InformationSeptember 30, 2025 (Unaudited)

Other Federal Income Tax Information:

During the fiscal year ended September 30, 2025, the Funds declared short-term realized gain distributions in the following amount:

Short-Term Capital Gains
Rareview Systematic Equity ETF	$2,242,517
Rareview Total Return Bond ETF	145,933

During the fiscal year ended September 30, 2025, the Funds declared long-term realized gain distributions in the following amount:

Long-Term Capital Gains
Rareview Systematic Equity ETF	$2,188,045

During the fiscal year ended September 30, 2025, the following percentage of the total ordinary income distributions paid by the Funds qualifies for the distributions received deduction available to corporate shareholders:

Distributions Received Deduction
Rareview Dynamic Fixed Income ETF	11.95%
Rareview Tax Advantaged Income ETF	52.89%
Rareview Systematic Equity ETF	10.37%

During the fiscal year ended September 30, 2025, the percentage of Qualified Dividend Income is as follows:

Qualified Dividend Income
Rareview Dynamic Fixed Income ETF	10.09%
Rareview Tax Advantaged Income ETF	0.75%
Rareview Systematic Equity ETF	20.28%

During the fiscal year ended September 30, 2025, the following Funds designated the maximum amount allowable as interest-related dividends for certain non-U.S. resident investors:

Qualified Interest Income
Rareview Systematic Equity ETF	0.41%
Rareview Total Return Bond ETF	18.07%

Annual Financial Statements and Other Information | 49

Additional Information (continued)September 30, 2025 (Unaudited)

Proxy Voting:

Information regarding how the Funds voted proxies related to portfolio securities for the most recent twelve-month period ended June 30, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, (i) by calling 1-888-783-8637; (ii) on the Funds’ website at https://rareviewcapital.com/etfs/; and (iii) by referring to the Securities and Exchange Commission’s website at http://www.sec.gov

Annual Financial Statements and Other Information | 50

Items 8-11 (Unaudited)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not Applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

A special meeting of shareholders was held on March 14, 2025 to (1) approve a new sub-advisory agreement by and between the Advisor and GST and (2) ratify certain sub-advisory fee payments made by the Advisor to GST between January 20, 2024 and the date of the meeting. The following was the tabulation for each of the proposals voted upon at the special shareholder meeting.

Proposal	Votes For	Votes Against	Abstentions/ Votes Withheld
1	829,019.894	19,916	42,810
2	825,514.894	23,421	42,810

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Refer to the financial statements included herein.

Annual Financial Statements and Other Information | 51

Item 11. Statement Regarding Basis for Approval of Investment
Advisory Contract (Unaudited)

Rareview Dynamic Fixed Income ETF and Rareview Tax Advantaged ETF

Renewal of the Investment Advisory Agreement with Rareview Capital LLC

In connection with the meeting of the Board of Trustees (the “Board”) of Collaborative Investment Series Trust (the “Trust”) held on May 16, 2025 (the “Meeting”), the Board, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement between Rareview Capital LLC (“Rareview”) and the Trust, with respect to Rareview Dynamic Fixed Income ETF (“Fixed Income ETF”) and Rareview Tax Advantaged ETF (“Tax Advantaged ETF”) (collectively, the “Funds”). In considering the renewal of the investment advisory agreement, the Board received materials specifically relating to the investment advisory agreement.

The Board reviewed and discussed the materials that were provided in advance of the Meeting and deliberated on the renewal of the investment advisory agreement between Rareview and the Trust. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the investment advisory agreement on behalf of the Funds and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the renewal of the investment advisory agreement.

Nature, Extent and Quality of Services. The Board reviewed the key personnel servicing the Funds, noting their extensive experience. The Board observed the investment advisory services provided by Rareview, including portfolio management, asset allocation and risk management. The Board reviewed Rareview’s practices for monitoring compliance with the Funds’ investment limitations, which included the use of monthly reports. The Board acknowledged that Rareview selected broker-dealers based on best execution among various factors. The Board noted that Rareview did not report any material compliance issues, material litigation or administrative action, nor any regulatory examinations since the last renewal of the advisory agreement. The Board concluded that it expected Rareview to continue to provide satisfactory service to the Funds and their shareholders.

Performance.

Fixed Income ETF. The Board observed that the Fixed Income ETF outperformed its benchmark index, 50% ICE BofA 5-10Y US Corp TR USD and 50% Markit iBoxx Liquid High Yield TR USD, and broad-based benchmark, Bloomberg U.S. Aggregate Bond Index, with a 10.16% return for the 1-year period ended March 31, 2025 and 5.63% return since inception. The Board concluded that the Fund’s performance was satisfactory.

Annual Financial Statements and Other Information | 52

Tax Advantaged ETF. The Board observed that the Tax Advantaged ETF outperformed its benchmark index and broad-based benchmark, the Bloomberg Municipal Bond Index, for the one-year period ended March 31, 2025 with returns of 5.46%. The Board further observed that the Fund underperformed its benchmark index since inception. The Board acknowledged Rareview’s assertion that the underperformance since inception was due to the portfolio make-up of the underlying closed-end funds and increased interest rates. The Board concluded that the Fund’s performance was acceptable.

Fees and Expenses.

Fixed Income ETF. The Board noted that the advisory fee with respect to the Fixed Income ETF of 0.97% was above the average of its peer group selected by Rareview, but within the rangse of advisory fees of its peer group. The Board acknowledged Rareview’s assertion that the advisory fee was lower or in line with actively managed funds. The Board observed that the net expense ratio of 4.46% was above the average of its peer group. The Board acknowledged Rareview’s explanation that the net expense ratio included the acquired fund fees and expenses of underlying funds. The Board noted Rareview’s intention to renew the expense limitation agreement for an additional year and concluded that the advisory fee was not unreasonable.

Tax Advantaged ETF. The Board noted that the advisory fee with respect to the Tax Advantaged ETF of 0.75% was below the average of its peer group selected by Rareview. The Board further noted that the average expense ratio of 4.72% was higher than the peer group average. The Board noted Rareview’s intention to renew the expense limitation agreement for an additional year and concluded that the advisory fee was not unreasonable.

Profitability. The Board reviewed the profitability analysis provided by Rareview and noted that there was a modest profit for Rareview with regard to its management of the Fixed Income ETF. The Board further noted that Rareview was operating the Tax Advantage ETF at a loss. After discussion, the Board determined that excessive profitability was not an issue for Rareview at this time.

Economies of Scale. The Board considered whether economies of scale would be realized in connection with the services provided to the Funds by Rareview. The Board noted that there were no breakpoints at this time. The Board discussed Rareview’s position on breakpoints and agreed to continue to monitor each Fund’s asset levels and revisit the matter as the Funds continued to grow.

Conclusion. Having requested and received such information from Rareview as the Board believed to be reasonably necessary to evaluate the terms of the investment advisory agreement, and as assisted by the advice of independent counsel, the Board determined that approval of the renewal of the investment advisory agreement was in the best interests of the Funds and their shareholders.

Item 11. Statement Regarding Basis for Approval of Investment
Advisory Contract (Unaudited)

Annual Financial Statements and Other Information

The SPAC and New Issue ETF (SPCX)

September 30, 2025

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 3

Portfolio of InvestmentsSeptember 30, 2025

The SPAC and New Issue ETF

Shares/Units		Fair Value ($)
Common Stocks — 93.8%
Financials — 87.4%
40,000	1RT Acquisition Corp.(a)	419,600
74,315	Acropolis Infrastructure Escrow(a)	—
40,000	Aldel Financial II, Inc.(a)	418,000
40,000	Berto Acquisition Corp.(a)	416,400
40,065	Cantor Equity Partners I, Inc.(a)	419,080
40,000	Cantor Equity Partners II, Inc., Class A(a)	422,000
30,000	Cantor Equity Partners III, Inc., Class A(a)	309,600
50,000	Cantor Equity Partners, Inc., Class A(a)	509,499
25,010	Churchill Capital Corp. IX(a)	262,105
25,000	Cohen Circle Acquisition Corp. II(a)	257,250
34,990	Digital Asset Acquisition Corp., Class A(a)	357,598
10,000	Digital Asset Acquisition Corp.(a)	104,800
25,000	FutureCrest Acquisition Corp.(a)	265,000
40,000	GSR Acquisition Corp.(a)	405,400
17,500	HCM II Acquisition Corp., Class A(a)	287,175
5,000	Hennessy Capital Investment Corp. VII(a)	52,100
30,000	Inflection Point Acquisition Corp. III(a)	303,000
20,000	M3-Brigade Acquisition V Corp., Class A(a)	211,000
20,000	M3-Brigade Acquisition VI Corp.(a)	202,400
15,000	Melar Acquisition Corp. I(a)	157,650
10,000	Oyster Enterprises II Acquisition Corp.(a)	100,000
30,000	Real Asset Acquisition Corp.(a)	300,900
23,586	Renatus Tactical Acquisition Corp. I(a)	257,323
30,000	Rithm Acquisition Corp., Class A(a)	307,500
25,000	Siddhi Acquisition Corp.(a)	256,750
20,000	Silverbox Corp. IV, Class A(a)	209,400
45,000	Trailblazer Acquisition Corp.(a)	461,250
		7,672,780
Health Care — 6.4%
4,000	DIH Holdings U.S., Inc.(a)	748
20,000	Drugs Made In America Acquisition Corp.(a)	209,000
25,000	Drugs Made In America Acquisition II Corp.(a)	248,625
10,000	Launch Two Acquisition Corp.(a)	104,400
		562,773
Total Common Stocks (Cost $8,142,667)		8,235,553

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 4

Portfolio of Investments (continued)September 30, 2025

The SPAC and New Issue ETF

Shares/Units		Fair Value ($)
Exchange-Traded Fund — 4.6%
8,000	F/m US Treasury 3 Month Bill ETF	400,000
Total Exchange-Traded Fund (Cost $400,005)		400,000

Private Investments — 0.0%(b)
59,668	Clean Energy Special Situations Corp. - Founder Shares(c)(d)	—
33,750	Silver Spike Sponsor II LLC(c)(d)	34	(e)
Total Private Investments (Cost $153,894)		34

Right — 0.0%
11,386	Clean Energy Special Situations Corp., 12/31/2025(a)	—
Total Right (Cost $–)		—

Warrants — 0.0%(b)
50,000	Aura FAT Projects Acquisition Corp., 06/02/2027(a)	—
19,889	Clean Energy Special Situations Corp. - Private Placement Units, 01/13/2049(c)(d)(f)	20
19,770	Newbury Street Acquisition Corp., 12/31/2027(a)	—
Total Warrants (Cost $45,666)		20

Total Investments — 98.4% (Cost $8,742,232)		8,635,607
Other Assets in Excess of Liabilities — 1.6%		139,920
Net Assets — 100.0%		8,775,527

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 5

Portfolio of Investments (continued)September 30, 2025

The SPAC and New Issue ETF

The illiquid restricted securities held as of September 30, 2025, are identified below.

Security	Acquisition Date(f)	Acquisition Cost ($)	Shares or Units	Fair Value ($)	Percentage of Net Assets (%)
Clean Energy Special Situations Corp. - Founder Shares	8/12/2021	153,894	59,668	—	—
Clean Energy Special Situations Corp. - Private Placement Units	8/12/2021	45,000	19,889	20	0.0
Silver Spike Sponsor II LLC	4/22/2024(g)	—(g)	33,750	34	0.0

Amounts shown as “—” are either $0 or round to less than $1

(a) Non-income producing security.

(b) Represents less than 0.05%.

(c) Security was valued using unobservable inputs in good faith pursuant to procedures approved by the Board of Trustees as of September 30, 2025

(d) Security which is restricted to resale. The fund’s advisor has deemed this security to be illiquid based upon procedures approved by the Board of trustees. The aggregate value of these securities at September 30, 2025 was $54 which represented 0.00% of the net assets of the Fund.

(e) Each unit represents one share and ½ warrant.

(f) Acquisition date represents the initial purchase date of the security, if applicable.

(g) Silver Spike Sponsor II LLC was removed from the portfolio when the SPAC liquidated and then added back onto accounting records on date above in anticipation of final distribution of Trust assets.

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 6

Statement of Assets and LiabilitiesSeptember 30, 2025

The SPAC and New Issue ETF
Assets:
Investments, at value (Cost $8,742,232)	$8,635,607
Cash	174,572
Receivable due from Advisor	14,808
Prepaid expenses and other assets	850
Total Assets	8,825,837
Liabilities:
Accrued expenses:
Administration	1,483
Custodian	239
Fund accounting	16,890
Legal and audit	24,619
Trustee	800
Printing	2,948
Other	3,331
Total Liabilities	50,310
Net Assets	$8,775,527
Net Assets consist of:
Paid-in Capital	$14,594,152
Total Accumulated Earnings (Loss)	(5,818,625)
Net Assets	$8,775,527

Net Assets:	$8,775,527
Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):	350,000
Net Asset Value (offering and redemption price per share):	$25.07

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 7

Statement of OperationsFor the year ended September 30, 2025

The SPAC and New Issue ETF
Investment Income:
Dividend income	$1,736
Interest income	640
Total Investment Income	2,376
Expenses:
Advisory	79,064
Administration	19,051
Compliance services	9,000
Custodian	1,094
Fund accounting	99,639
Index receipt agent fee	10,742
Legal and audit	42,391
Listing Fee	4,000
Printing	14,736
Treasurer	3,600
Trustee	3,200
Other	6,110
Total Expenses before fee reductions	292,627
Expenses contractually waived and/or reimbursed by the Advisor	(71,536)
Total Net Expenses	221,091
Net Investment Income (Loss)	(218,715)
Realized and Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions	1,087,984
Change in unrealized appreciation (depreciation) on investments	(228,445)
Net Realized and Unrealized Gains (Losses) from Investments:	859,539
Change in Net Assets Resulting From Operations	$640,824

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 8

Statements of Changes in Net Assets

	The SPAC and New Issue ETF
	Year ended September 30, 2025	Year ended September 30, 2024
From Investment Activities:
Operations:
Net investment income (loss)	$(218,715)	$(186,173)
Net realized gains (losses) from investments	1,087,984	709,914
Change in unrealized appreciation (depreciation) on investments	(228,445)	(186,338)
Change in net assets resulting from operations	640,824	337,403
Distributions to Shareholders From:
Earnings	(65,123)	(340,599)
Change in net assets from distributions	(65,123)	(340,599)
Capital Transactions:
Proceeds from shares issued	1,262,703	—
Cost of shares redeemed	(4,284,250)	(5,307,532)
Change in net assets from capital transactions	(3,021,547)	(5,307,532)
Change in net assets	(2,445,846)	(5,310,728)
Net Assets:
Beginning of period	11,221,373	16,532,101
End of period	$8,775,527	$11,221,373
Share Transactions:
Issued	50,000	—
Redeemed	(175,000)	(225,000)
Change in shares	(125,000)	(225,000)

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 9

Financial Highlights

The SPAC and New Issue ETF	Year ended September 30, 2025	Year ended September 30, 2024	Year ended September 30, 2023		Year ended September 30, 2022		December 15, 2020(a) through September 30, 2021
Net Asset Value, Beginning of Period	$23.62	$23.62	$26.24		$28.72		$25.00

Net Investment Income (Loss)(b)	(0.56)	(0.33)	(0.23)		(0.25)		(0.26)
Net Realized and Unrealized Gains (Losses) on Investments	2.17	0.85	(2.50)		(1.89)		3.98 (c)
Total from Investment Activities	1.61	0.52	(2.73)		(2.14)		3.72

Distributions from Net Investment Income	(0.16)	(0.52)	—		(0.36)		—
Distributions from Net Realized Gains on Investments	—	—	—		—		—
Total Distributions	(0.16)	(0.52)	—		(0.36)		—
Impact of NAV error	—	—	0.11		0.02		—
Net Asset Value, End of Period	$25.07	$23.62	$23.62		$26.24		$28.72
Net Assets at End of Period (000’s)	$8,776	$11,221	$16,532		$30,176		$85,444

Total Return at NAV(d)(e)	6.87%	2.87%	(9.99	)%(f)	(7.47	)%(g)	14.88%
Ratio of Net Expenses to Average Net Assets(h)	2.32%	1.89%	0.95%		0.95%		0.95%
Ratio of Gross Expenses to Average Net Assets(h)(i)	3.07%	2.30%	1.89%		1.31%		1.13%
Ratio of Net Investment Income (Loss) to Average Net Assets(h)	(2.30)%	(1.39)%	(0.95)%		(0.88)%		(0.90)%
Portfolio Turnover(e)(j)	328%	274%	62%		51%		124%

(a) Commencement of operations.

(b) Calculated based on average shares method.

(c) Realized and unrealized gains per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not accord with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(d) Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to differences between the market price of the shares and the net asset value per share of the Fund.

(e) Not annualized for periods less than one year.

See notes which are an integral part of the Financial Statements.

Annual Financial Statements and Other Information | 10

Financial Highlights (continued)

(f) As a result of the Adara Acquisition Corps business combination with Alliance Entertainment, the Adara Acquisition Corp founders shares held by the fund were subject to an involuntary haircut to its number of shares backdated to the Business Combination closing on February 10, 2023. The share haircut result in an overstated NAV error from February 10, 2023 to September 8, 2023. The impact of the NAV error on Total Return at NAV was (0.51)%.

(g) A reduction in position of a private placement security resulted in an overstated NAV error from September 14, 2021 through February 7, 2022. The impact of the NAV error on Total Return at NAV was (0.07)%.

(h) Annualized for periods less than one year.

(i) If applicable, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(j) Excludes the impact of in-kind transactions.

Annual Financial Statements and Other Information | 11

Notes to Financial StatementsSeptember 30, 2025

(1) Organization

Collaborative Investment Series Trust (the “Trust”) was organized on July 26, 2017 as a Delaware statutory trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and thus is determined to be an investment company for accounting purposes. The Trust is comprised of several funds and is authorized to issue an unlimited number of shares of beneficial interest (“Shares”) in one or more series representing interests in separate portfolios of securities. The accompanying financial statements are those of The SPAC and New Issue ETF (the “Fund”). The Fund is a diversified actively-managed exchange-traded fund. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies, and strategies. The assets of the Fund are segregated and a shareholder’s interest is limited to the Fund in which shares are held.

Under the Trust’s organizational documents, its officers and Board of Trustees (the “Board”) are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Trust may enter into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

The Fund included herein is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the investment manager to make investment decisions, and the results of the operations, as shown in the statement of operations and the financial highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreement as disclosed in the notes to the financial statements and resources are not allocated to the Fund based on performance measurements. Due to the significance of oversight and their role, the investment advisor is deemed to be the Chief Operating Decision Maker (“CODM”) of the Fund.

(2) Significant Accounting Policies

Shares of the Fund are listed and traded on the Nasdaq Stock Market, LLC (“Nasdaq”). Market prices for the Shares may be different from their net asset value (“NAV”). The Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares, or multiples thereof, called “Creation Units”. Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, Shares generally trade in the secondary market at market prices that change throughout the day in amounts less than a Creation Unit. Shares of the Fund may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other

Annual Financial Statements and Other Information | 12

Notes to Financial Statements (continued)September 30, 2025

participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with Foreside Fund Services, LLC (the “Distributor”). Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”, including Accounting Standards Update 2013-08. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations for the period. Actual results could differ from those estimates.

A. Investment Valuations

The Fund holds investments at fair value. Fair value is defined as the price that would be expected to be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Security values are ordinarily obtained through the use of independent pricing services in accordance with Rule 2a-5 under the 1940 Act pursuant to procedures adopted by the Board. Pursuant to these procedures, the Fund may use a pricing service, bank, or broker-dealer experienced in such matters to value the Fund’s securities. If market quotations are not readily available, securities will be valued at their fair market as determined using the fair value procedures approved by the Board. The Board has delegated the execution of these procedures to Tuttle Capital Management, LLC (the “Advisor”) as fair value designee. The fair valuation process is designed to value the subject security at the price the Fund would reasonably expect to receive upon its current sale. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

The Trust uses a three-tier fair value hierarchy that is dependent upon the various “inputs” used to determine the value of the Fund’s investments. The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

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Notes to Financial Statements (continued)September 30, 2025

• Level 1 - Quoted prices in active markets for identical assets that the Fund has the ability to access

• Level 2 - Other observable pricing inputs at the measurement date (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 - Significant unobservable pricing inputs at the measurement date (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Common stocks, closed-end funds, and exchange-traded funds (“ETFs”) traded on a recognized securities exchange are valued at that day’s last traded price or official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day may be valued at the last traded price. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

The following table summarizes the Fund’s investments, based on their valuation inputs, as of September 30, 2025, while the breakdown, by category, of investments is disclosed in the Portfolio of Investments for the Fund:

	Level 1	Level 2	Level 3	Total Investments
The SPAC and New Issue ETF
Common Stocks(a)	$8,235,553	$—	$—	$8,235,553
Exchange-Traded Fund	400,000	—	—	400,000
Private Investments	—	—	34	34
Rights/Warrants	—	—	20	20
Total Investments	8,635,553	—	54	8,635,607

(a) Please see the Portfolio of Investments for industry classifications.

Annual Financial Statements and Other Information | 14

Notes to Financial Statements (continued)September 30, 2025

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

The SPAC and New Issue ETF
Balance as of September 30, 2024	$126,004
Purchases During the Period	—
Change in Unrealized Appreciation (Depreciation)	(125,248)
Sales During the Period	(702)
Realized Gains (Losses)	—
Transfers In (Out) of Level 3	—
Balance as of September 30, 2025	$54

The following is a summary of quantitative information about significant unobservable valuation inputs approved by the valuation designee in accordance with procedures adopted by the Board for Level 3 Fair Value Measurements for investments held at September 30, 2025.

Type of Assets	Fair Value at September 30, 2025	Valuation Techniques	Unobservable Input(s)(a)	Value Range	Weighted Average
Clean Energy Special Situations Corp.- Private Placement Units	$20	Discount to Public Share Price	Discount for lack of marketability	100% discount to Public Share Price	100% discount to Public Share Price
Clean Energy Special Situations Corp.- Founder Shares	$—	Discounted Based on the Probability of Completing a Business Combination	Final Residual Value	Worthless	Worthless
Silver Spike Sponsor II LLC Warrants	$34	Last Available Price	Unlisted Transactions	$0.01	N/A
Total	$54

(a) A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to value if Input Decreases
Discount for lack of marketability	Decrease	Increase
Final Residual Value	Increase	Decrease
Unlisted Transactions	Increase	Decrease

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Notes to Financial Statements (continued)September 30, 2025

B. Security Transactions and Related Income

Investment transactions are accounted for no later than the first calculation of the NAV on the business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date on the last business day of the reporting period. Securities’ gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends and dividend expense, less foreign tax withholding, if any, are recorded on the ex-dividend date. Investment income from non-U.S. sources received by the Fund is generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties. The Fund may be subject to foreign taxes on gains in investments or currency repatriation. The Fund accrues such taxes, as applicable, based on its current interpretation of tax rules in the foreign markets in which it invests.

The Fund may own shares of ETFs that may invest in real estate investment trusts (“REITs”), which report information on the source of their distributions annually. Distributions received from investments in REITs in excess of income from underlying investments are recorded as realized gain and/or as a reduction to the cost of the Fund.

C. Cash

Idle cash may be swept into various interest-bearing overnight demand deposits and is classified as cash on the Statement of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed the United States federally insured limit of $250,000. Amounts swept overnight are available on the next business day.

D. Dividends and Distributions to Shareholders

Distributions are recorded on the ex-dividend date. The Fund intends to distribute to its shareholders net investment income and net realized capital gains, if any, at least annually. The amount of dividends from net investment income and net realized gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., distributions and income received from pass-through investments), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification.

In addition, the Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share.

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Notes to Financial Statements (continued)September 30, 2025

E. Allocation of Expenses

Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributable to a fund are allocated proportionally among all funds within the Trust in relation to the net assets of each fund or on another reasonable basis.

(3) Investment Advisory and Other Contractual Services

A. Investment Advisory Fees

Tuttle Capital Management, LLC serves as the Fund’s investment advisor pursuant to an investment advisory agreement. Subject at all times to the oversight and approval of the Board, the Advisor is responsible for the overall management of the Fund. The Fund pays the Advisor a management fee of 0.83% of its average daily net assets, calculated daily and paid monthly.

The Advisor contractually agreed to reduce its fees and to reimburse expenses, through January 31, 2026, to ensure that Net Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired (underlying) fund fees and expenses or extraordinary expenses such as litigation would not exceed 0.95%. The original expense limitation was in place through January 31, 2024 at 0.95%. That expense limitation lapsed through June 8, 2025. The expense limitation was then re-implemented on June 9, 2025. The Advisor retains its right to receive reimbursement of any excess expense payments paid by it pursuant to this expense limitation agreement for three years from the date on which the waiver or reimbursement occurs, if such reimbursement can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of recoupment.

As of September 30, 2025, the Advisor may recoup amounts from the Fund as follows:

	Waived/Reimbursed FY 2023 Expires 09/30/2026	Waived/Reimbursed FY 2024 Expires 09/30/2027	Waived/Reimbursed FY 2025 Expires 09/30/2028	Total
The SPAC and New Issue ETF	$195,405	$54,619	$71,536	$321,560

B. Administration, Custodian, Transfer Agent and Accounting Fees

Citi Fund Services Ohio, Inc. serves as the sub-administrator, fund accountant, and dividend disbursing agent for the Fund pursuant to a Services Agreement. Citibank, N.A. serves as the custodian and transfer agent of the Fund pursuant to a Global Custodial and Agency Services Agreement.

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Notes to Financial Statements (continued)September 30, 2025

Collaborative Fund Services LLC (“CFS”) serves as the administrator for the Fund and provides the Fund with various administrative services. For these services, the Fund pays CFS an administrative fee that is the greater of an annual minimum fee or an asset-based fee, which scales downward based upon net assets.

C. Distribution and Shareholder Services Fees

Foreside Fund Services, LLC is the principal underwriter and distributor for the Fund’s Shares. The Distributor is compensated by the Advisor in accordance with an ETF Distribution Agreement between the Advisor and the Distributor.

D. Compliance Services

Beacon Compliance Consulting provides compliance services to the Trust and receives a monthly fee paid by the Fund for these services.

E. Treasurer Fees

The Treasurer of the Trust receives a fee that is calculated monthly using the Fund’s net assets at month-end and is paid by the Fund on a quarterly basis as previously approved by the Board. During the period ended September 30, 2025, the Fund paid a total of $3,600 to the Treasurer.

F. General

Certain trustees and officers of the Trust are officers, directors and/or trustees of the above companies and, except for the Treasurer, receive no compensation from the Fund for their services.

(4) Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the year ended September 30, 2025, were as follows:

	Purchases	Sales
The SPAC and New Issue ETF	$30,780,378	$34,043,582

There were no purchases and sales of in-kind transactions for the year ended September 30, 2025.

There were no purchases or sales of U.S. government securities during the year ended September 30, 2025.

(5) Capital Share Transactions

Shares are issued and redeemed by the Fund only in aggregations of a specified number of shares or multiples thereof at NAV. Except when aggregated in Creation Units, Shares of the Fund are not redeemable. Transactions in Shares for the Fund are disclosed in detail on the Statements of Changes in Net Assets.

Annual Financial Statements and Other Information | 18

Notes to Financial Statements (continued)September 30, 2025

The consideration for the purchase of Creation Units of the Fund generally consists of the in-kind deposit of a designated basket of securities, which constitutes an optimized representation of the securities of that Fund’s specified universe and an amount of cash. Investors purchasing and redeeming Creation Units may be charged a transaction fee to cover the transfer and other transactional costs it incurs to issue or redeem Creation Units. The transaction fees for the Fund are listed below:

	Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases(a)
The SPAC and New Issue ETF	$250	2.00%

(a) As a percentage of the amount invested.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind transactions are reflected as a receivable or a payable on the Statement of Assets and Liabilities.

As of September 30, 2025, there were no unsettled in-kind capital transactions.

(6) Federal Income Taxes

It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Management of the Fund has reviewed the tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including U.S. federal (i.e., all open tax years and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

As of and during the tax year ended September 30, 2025, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the tax year ended September 30, 2025, the Fund did not incur any interest or penalties.

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Notes to Financial Statements (continued)September 30, 2025

As of September 30, 2025, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for the Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
The SPAC and New Issue ETF	$9,011,545	$—	$(375,938)	$(375,938)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily attributable to wash sale activity, partnership investments, and passive foreign investment companies mark to market.

The tax character of distributions paid during the tax year ended September 30, 2024, and September 30, 2025, were as follows:

	Distributions paid from
	Ordinary Income	Net Capital Gains	Total Taxable Distributions	Total Distributions Paid
The SPAC and New Issue ETF
2024	$340,599	$—	$340,599	$340,599
2025	65,123	—	65,123	65,123

As of the tax year ended September 30, 2025, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributable Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Distributable Earnings (Accumulated Losses)
The SPAC and New Issue ETF	$783,074	$—	$783,074	$(6,225,760)	$(375,938)	$(5,818,624)

As of September 30, 2025, the Fund has net capital loss carryforwards not subject to expiration as summarized in the table below.

	Short-Term Amount	Long-Term Amount	Total
The SPAC and New Issue ETF	$2,254,036	$3,971,724	$6,225,760

Annual Financial Statements and Other Information | 20

Notes to Financial Statements (continued)September 30, 2025

(7) Investment Risks

ETF Risk

The NAV of a fund can fluctuate up or down, and you could lose money investing in the Fund if the prices of the securities owned by the Fund decline. In addition, the Fund may be subject to the following risks: (1) the market price of the Fund’s shares may trade above or below its NAV; (2) an active trading market for the Fund’s shares may not develop or be maintained; or (3) trading of the Fund’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Market and Geopolitical Risk

The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, climate-change and climate-related events, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

SPAC Risk

The Fund invests in SPACs and companies that have completed an IPO. SPACs are companies that may be unseasoned and lack a trading or operational history, a track record of reporting to investors, and widely available research coverage. The Fund may purchase SPACs through an IPO. IPOs are thus

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Notes to Financial Statements (continued)September 30, 2025 often subject to extreme price volatility and speculative trading. These stocks may have above-average price appreciation in connection with the IPO. In addition, IPOs may share similar illiquidity risks of private equity and venture capital. The free float shares held by the public in an IPO are typically a small percentage of the market capitalization. The ownership of many IPOs often includes large holdings by venture capital and private equity investors who seek to sell their shares in the public market in the months following an IPO when shares restricted by lock-up are released, causing greater volatility and possible downward pressure during the time that locked-up shares are released. Public stockholders of SPACs may not be afforded a meaningful opportunity to vote on a proposed initial business combination because certain stockholders, including stockholders affiliated with the management of the SPAC, may have sufficient voting power, and a financial incentive, to approve such a transaction without support from public stockholders. As a result, a SPAC may complete a business combination even though a majority of its public stockholders do not support such a combination. The Fund may invest in vehicles formed by SPAC sponsors to hold founder shares, which may be subject to forfeiture or expire worthless and which generally have less liquidity than SPAC shares issued in an IPO. The Fund may experience material losses as a result of forfeited founder shares or founder shares that expire worthless.

Additional investment risks are outlined in the Fund’s prospectus.

(8) Segment Reporting

The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or its results of operations. Subject to the oversight and, when applicable, approval of the Board, the Advisor acts as the Fund’s CODM and is responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment based on the fact that the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation are determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented in the Fund’s financial statements.

(9) New Accounting Pronouncement

In December 2023, the FASB issued Accounting Standards update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial.

Annual Financial Statements and Other Information | 22

Notes to Financial Statements (continued)September 30, 2025

ASU 2023-09 is effective for annual periods beginning after December 15, 2024, and early adoption is permitted. Fund Management is evaluating the impacts of these changes on the Funds’ financial statements.

(10) Subsequent Events

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, no additional disclosures or adjustments were required to the financial statements as of September 30, 2025.

Annual Financial Statements and Other Information | 23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The SPAC and New Issue ETF and
Board of Trustees of Collaborative Investment Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The SPAC and New Issue ETF (the “Fund”), a series of Collaborative Investment Series Trust, as of September 30, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended September 30, 2025, 2024, 2023, and 2022, and for the period December 15, 2020 (commencement of operations) through September 30, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2025, by correspondence with the custodian, brokers and private investments. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Annual Financial Statements and Other Information | 24

We have served as auditor of one or more investment companies advised by Tuttle Capital Management, LLC since 2018.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
November 26, 2025

Annual Financial Statements and Other Information | 25

Additional InformationSeptember 30, 2025 (Unaudited)

Proxy Voting

Information regarding how the Fund voted proxies related to portfolio securities for the most recent twelve-month period ended June 30, as well as a description of the policies and procedures that the Fund use to determine how to vote proxies is available without charge, upon request, (i) by calling 1-866-904-0406; (ii) on the Fund’s website at www.spcxetf.com; and (iii) referring to the Securities and Exchange Commission’s website at http://www.sec.gov.

Annual Financial Statements and Other Information | 26

Items 8-11 (Unaudited)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not Applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not Applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Refer to the financial statements included herein.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not Applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 16. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits. [Add hyperlinks for the applicable exhibits during the N-CSR production process.]

(a)(1) The Code of Ethics is attached hereto.

(a)(2) Not applicable.

(a)(3) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Collaborative Investment Series Trust

By (Signature and Title)	/s/ Gregory Skidmore
Gregory Skidmore, Trustee, President and Principal Executive Officer of the Trust

Date	December 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gregory Skidmore
Gregory Skidmore, Trustee, President and Principal Executive Officer of the Trust

Date	December 5, 2025

By (Signature and Title)	/s/ Bill McCormick
Bill McCormick, Treasurer and Principal Financial Officer of the Trust

Date	December 5, 2025